UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22099

Gateway Trust

(Exact name of Registrant as specified in charter)

399 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Russell L. Kane, Esq.

NGAM Distribution, L.P.

399 Boylston Street

Boston, Massachusetts 02116

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2822

Date of fiscal year end: December 31

Date of reporting period: June 30, 2016

Item 1. Reports to Stockholders.

The Registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

SEMIANNUAL REPORT

June 30, 2016

Gateway Fund

Portfolio Review  page   1

Portfolio of Investments page 8

Financial  Statements  page 19

Notes to Financial Statements page 25

GATEWAY FUND

Managers	Symbols
Daniel M. Ashcraft, CFA®	Class A GATEX
Michael T. Buckius, CFA®	Class C GTECX
Paul R. Stewart, CFA®	Class Y GTEYX
Kenneth H. Toft, CFA®
Gateway Investment Advisers, LLC

Investment Goal

The fund seeks to capture the majority of returns associated with equity market investments, while exposing investors to less risk than other equity investments.

Average Annual Total Returns — June 30, 20165

	6 Months	1 Year	5 Years	10 Years

Class A (Inception 12/07/1977)[1]
NAV	1.28%	1.58%	4.03%	3.21%
With 5.75% Maximum Sales Charge	-4.54	-4.27	2.80	2.60

Class C (Inception 2/19/2008)[1]
NAV	0.87	0.78	3.24	2.43
With CDSC[2]	-0.13	-0.22	3.24	2.43

Class Y (Inception 2/19/2008)[1]
NAV	1.40	1.83	4.28	3.42

Comparative Performance
S&P 500® Index[3]	3.84	3.99	12.10	7.42
Barclays U.S. Aggregate Bond Index[4]	5.31	6.00	3.76	5.13

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses. It is not possible to invest directly in an index.

1	As of the close of business on February 15, 2008, the Fund acquired the assets and liabilities of Gateway Fund (the “Predecessor Fund”), a series of The Gateway Trust, an Ohio business trust. The Fund is the successor to the Predecessor Fund. Prior to 2/15/08 performance of Class A shares is that of the Predecessor Fund, restated to reflect the sales load of Class A shares. Prior to the inception of Class C shares (2/19/08), performance is that of the Predecessor Fund, restated to reflect the higher net expenses and sales loads of Class C shares. Prior to the inception of Class Y shares (2/19/08), performance is that of the Predecessor Fund.

2	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

3

S&P 500® Index is a widely recognized measure of U.S. stock market performance. It is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation, among other factors.

4	Barclays U.S. Aggregate Bond Index is an unmanaged index that covers the U.S.-dollar denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed securities, asset-backed securities, and collateralized mortgage-backed securities sectors.

5	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

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ADDITIONAL INFORMATION

ADDITIONAL INDEX INFORMATION

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Global Asset Management or any of its related or affiliated companies (collectively “NGAM”) and does not sponsor, endorse or participate in the provision of any NGAM services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

PROXY VOTING INFORMATION

A description of the Natixis Funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on Natixis Funds’ website at ngam.natixis.com; and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available from Natixis Funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different types of costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the Fund’s prospectus. The following examples are intended to help you understand the ongoing costs of investing in the Fund and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table for each class of Fund shares shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from January 1, 2016 through June 30, 2016. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table for each class of shares provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

GATEWAY FUND	BEGINNING ACCOUNT VALUE 1/1/2016	ENDING ACCOUNT VALUE 6/30/2016	EXPENSES PAID DURING PERIOD* 1/1/2016 – 6/30/2016
Class A
Actual	$1,000.00	$1,012.80	$4.70
Hypothetical (5% return before expenses)	$1,000.00	$1,020.19	$4.72
Class C
Actual	$1,000.00	$1,008.70	$8.49
Hypothetical (5% return before expenses)	$1,000.00	$1,016.41	$8.52
Class Y
Actual	$1,000.00	$1,014.00	$3.51
Hypothetical (5% return before expenses)	$1,000.00	$1,021.38	$3.52

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.94%, 1.70% and 0.70% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), divided by 366 (to reflect the half-year period).

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BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENT

The Board of Trustees of the Trust (the “Board”), including the Independent Trustees, considers matters bearing on the Fund’s advisory agreement (the “Agreement”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review Committee of the Board meets to review the Agreement to determine whether to recommend that the full Board approve the continuation of the Agreement, typically for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreement.

In connection with these meetings, the Trustees receive materials that the Fund’s investment adviser (the “Adviser”) believes to be reasonably necessary for the Trustees to evaluate the Agreement. These materials generally include, among other items, (i) information on the investment performance of the Fund and the performance of a peer group and category of funds and the Fund’s performance benchmarks, (ii) information on the Fund’s advisory fee and other expenses, including information comparing the Fund’s expenses to the fees charged to institutional accounts, with similar strategies managed by the Adviser, if any, and to those of a peer group of funds and information about any applicable expense caps and/or fee “breakpoints,” (iii) sales and redemption data in respect of the Fund, (iv) information about the profitability of the Agreement to the Adviser and (v) information obtained through the completion by the Adviser of a questionnaire distributed on behalf of the Trustees. The Board, including the Independent Trustees, also considers other matters such as (i) the Adviser’s financial results and/or financial condition, (ii) the Fund’s investment objective and strategies and the size, education and experience of the Adviser’s investment staff and its use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Fund’s shares and the related costs, (iv) the procedures employed to determine the value of the Fund’s assets, (v) the allocation of the Fund’s brokerage, if any, including, if applicable, allocations to brokers affiliated with the Adviser and the use of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Fund’s investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vii) information about amounts invested by the Fund’s portfolio managers in the Fund or in similar accounts that they manage and (viii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreement, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide detailed information about the Fund’s investment performance and the fees charged to the Fund for advisory and other services. This information generally includes, among other things, an internal performance rating for the Fund based on agreed-upon criteria, graphs showing performance and fee differentials against the Fund’s peer group/category, performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing the Fund against similarly categorized funds.

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The portfolio management team for the Fund or other representatives of the Adviser make periodic presentations to the Contract Review Committee and/or the full Board, and if the Fund is identified as presenting possible performance concerns it may be subject to more frequent board presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about the Fund’s portfolio. The Trustees also receive periodic updates between meetings.

The Board most recently approved the continuation of the Agreement at its meeting held in June 2016. The Agreement was continued for a one-year period. In considering whether to approve the continuation of the Agreement, the Board, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreement included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Fund under the Agreement. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Fund and the resources dedicated to the Fund by the Adviser and its affiliates.

The Trustees considered not only the advisory services provided by the Adviser to the Fund, but also the monitoring and oversight services provided by NGAM Advisors, L.P. (“NGAM Advisors”). They also considered the administrative services provided by NGAM Advisors and its affiliates to the Fund.

The Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the nature, extent and quality of services provided supported the renewal of the Agreement.

Investment performance of the Fund and the Adviser. As noted above, the Trustees received information about the performance of the Fund over various time periods, including information that compared the performance of the Fund to the performance of a peer group and category of funds and the Fund’s performance benchmark. In addition, the Trustees also reviewed data prepared by an independent third party that analyzed the performance of the Fund using a variety of performance metrics, including metrics that also measured the performance of the Fund on a risk adjusted basis.

With respect to the Fund, the Board concluded that the Fund’s performance or other relevant factors supported the renewal of the Fund’s Agreement. The Trustees noted that while the Fund had performance that lagged that of a relevant peer group and/or category median for certain (although not necessarily all) periods, the Board concluded that other factors relevant to performance supported the renewal of the Agreement. These factors included the following: (1) that the underperformance was attributable, to a significant extent, to volatility levels and other market conditions which had adversely impacted the Fund’s relevant performance; and (2) that the Fund’s performance had been consistent with its investment objective of earning positive returns while meaningfully reducing equity market volatility and mitigating downside risk, such that its relative performance would be expected to lag in certain periods.

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The Trustees also considered the Adviser’s performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the performance of the Fund and the Adviser supported the renewal of the Agreement.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Fund. The Trustees considered the fees charged to the Fund for advisory services as well as the total expense level of the Fund. This information included comparisons (provided both by management and also by an independent third party) of the Fund’s advisory fee and total expense level to those of its peer group and information about the advisory fees charged by the Adviser to comparable accounts (such as institutional separate accounts), as well as information about differences in such fees and the reasons for any such differences. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets and the greater regulatory costs associated with the management of such assets. In evaluating the Fund’s advisory fee, the Trustees also took into account the demands, complexity and quality of the investment management of the Fund and the need for the Adviser to offer competitive compensation and the potential need to expend additional resources to the extent the Fund grows in size. The Trustees considered that over the past several years, management had made recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense caps for various funds in the fund family. The Trustees considered that management had instituted breakpoints and an expense cap for the Fund and they considered the amounts waived or reimbursed by the Adviser under the cap.

The Trustees also considered the compensation directly or indirectly received by the Adviser and its affiliates from their relationships with the Fund. The Trustees reviewed information provided by management as to the profitability of the Adviser’s and its affiliates’ relationships with the Fund, and information about the allocation of expenses used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability, including information regarding resources spent on distribution activities. When reviewing profitability, the Trustees also considered information about court cases in which adviser compensation or profitability were issues, the performance of the Fund, the expense levels of the Fund, and whether the Adviser had implemented breakpoints and/or expense caps with respect to the Fund.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the advisory fee charged to the Fund was fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Fund supported the renewal of the Agreement.

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Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Fund through breakpoints in its investment advisory fee or other means, such as expense waivers or caps. The Trustees also discussed with management the factors considered with respect to the implementation of breakpoints in investment advisory fees or expense waivers or caps for certain funds. Management explained that a number of factors are taken into account in considering the possible implementation of breakpoints or an expense cap for a fund, including, among other things, factors such as a fund’s assets, the projected growth of a fund, projected profitability and a fund’s fees and performance. With respect to economies of scale, the Trustees noted that the Fund had breakpoints in its advisory fee and was subject to an expense cap or waiver. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Fund, as discussed above.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the extent to which economies of scale were shared with the Fund supported the renewal of the Agreement.

The Trustees also considered other factors, which included but were not limited to the following:

•	The effect of recent market and economic events on the performance, asset levels and expense ratios of the Fund.

•

Whether the Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Fund and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Fund.

•

The nature, quality, cost and extent of administrative and shareholder services performed by the Adviser and its affiliates, both under the Agreement and under a separate agreement covering administrative services.

•

So-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, administrative and brokerage services to the Fund, and the benefits of research made available to the Adviser by reason of brokerage commissions (if any) generated by the Fund’s securities transactions. The Trustees also considered the benefits to the parent company of NGAM Advisors from the retention of the Adviser. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	The Trustees’ review and discussion of the Fund’s advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the existing Agreement should be continued through June 30, 2017.

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Portfolio of Investments – as of June 30, 2016 (Unaudited)

Gateway Fund

Shares	Description	Value (†)

Common Stocks — 100.7% of Net Assets
	Aerospace & Defense — 2.5%
375,573	Boeing Co. (The)(b)	$48,775,666
544,859	Honeywell International, Inc.(b)	63,377,999
229,604	Raytheon Co.(b)	31,214,664
61,499	TransDigm Group, Inc.(b)(c)	16,216,671
446,366	United Technologies Corp.(b)	45,774,833

		205,359,833

	Air Freight & Logistics — 0.7%
547,324	United Parcel Service, Inc., Class B(b)	58,957,741

	Airlines — 0.5%
146,658	Alaska Air Group, Inc.(b)	8,548,695
537,702	American Airlines Group, Inc.(b)	15,222,344
337,849	JetBlue Airways Corp.(b)(c)	5,594,779
330,457	United Continental Holdings, Inc.(b)(c)	13,561,955

		42,927,773

	Auto Components — 0.2%
90,097	Autoliv, Inc.(b)	9,680,923
160,289	Cooper Tire & Rubber Co.(b)	4,779,818

		14,460,741

	Automobiles — 0.5%
2,823,761	Ford Motor Co.(b)	35,494,676
37,594	Tesla Motors, Inc.(b)(c)	7,980,454

		43,475,130

	Banks — 5.5%
370,428	Associated Banc-Corp(b)	6,352,840
5,609,028	Bank of America Corp.(b)	74,431,801
1,645,382	Citigroup, Inc.(b)	69,747,743
386,048	FirstMerit Corp.(b)	7,825,193
1,824,188	JPMorgan Chase & Co.(b)	113,355,042
225,091	Old National Bancorp(b)	2,820,390
1,609,523	U.S. Bancorp(b)	64,912,063
2,492,814	Wells Fargo & Co.(b)	117,984,887

		457,429,959

	Beverages — 2.5%
2,268,108	Coca-Cola Co. (The)(b)	102,813,336
124,762	Monster Beverage Corp.(b)(c)	20,050,501
832,678	PepsiCo, Inc.(b)	88,213,907

		211,077,744

	Biotechnology — 3.2%
759,118	AbbVie, Inc.(b)	46,996,995
162,285	Alexion Pharmaceuticals, Inc.(b)(c)	18,948,397
370,889	Amgen, Inc.(b)	56,430,761
127,298	Biogen, Inc.(b)(c)	30,783,202
431,636	Celgene Corp.(b)(c)	42,572,259

See accompanying notes to financial statements.

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Portfolio of Investments – as of June 30, 2016 (Unaudited)

Gateway Fund – (continued)

Shares	Description	Value (†)

	Biotechnology — continued
670,320	Gilead Sciences, Inc.(b)	$55,918,094
37,795	Shire PLC, Sponsored ADR(b)	6,957,304
149,047	Vertex Pharmaceuticals, Inc.(b)(c)	12,821,023

		271,428,035

	Building Products — 0.1%
158,669	Fortune Brands Home & Security, Inc.(b)	9,198,042

	Capital Markets — 1.6%
117,089	Affiliated Managers Group, Inc.(b)(c)	16,482,618
1,078,431	Charles Schwab Corp. (The)(b)	27,295,089
296,031	Eaton Vance Corp.(b)	10,461,736
224,819	Goldman Sachs Group, Inc. (The)(b)	33,403,607
304,950	Legg Mason, Inc.(b)	8,992,975
835,362	Morgan Stanley(b)	21,702,705
435,421	TD Ameritrade Holding Corp.(b)	12,398,613
144,302	Waddell & Reed Financial, Inc., Class A(b)	2,484,880

		133,222,223

	Chemicals — 1.9%
107,063	Ashland, Inc.(b)	12,287,620
58,556	Celanese Corp., Series A(b)	3,832,490
683,063	Dow Chemical Co. (The)(b)	33,955,062
483,037	E.I. du Pont de Nemours & Co.(b)	31,300,798
180,704	Eastman Chemical Co.(b)	12,269,802
73,599	Ingevity Corp.(b)(c)	2,505,310
260,976	LyondellBasell Industries NV, Class A(b)	19,421,834
289,447	Monsanto Co.(b)	29,931,714
191,617	Olin Corp.(b)	4,759,766
214,640	RPM International, Inc.(b)	10,721,268

		160,985,664

	Commercial Services & Supplies — 0.5%
431,054	Tyco International PLC(b)	18,362,901
358,653	Waste Management, Inc.(b)	23,767,934

		42,130,835

	Communications Equipment — 1.2%
2,602,187	Cisco Systems, Inc.(b)	74,656,745
243,485	Motorola Solutions, Inc.(b)	16,062,705
45,132	Palo Alto Networks, Inc.(b)(c)	5,534,989

		96,254,439

	Consumer Finance — 0.7%
211,328	Ally Financial, Inc.(b)(c)	3,607,369
499,793	American Express Co.(b)	30,367,423
453,433	Discover Financial Services(b)	24,299,474

		58,274,266

	Containers & Packaging — 0.4%
223,006	Avery Dennison Corp.(b)	16,669,699
149,246	Sonoco Products Co.(b)	7,411,556
257,118	WestRock Co.(b)	9,994,177

		34,075,432

See accompanying notes to financial statements.

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Portfolio of Investments – as of June 30, 2016 (Unaudited)

Gateway Fund – (continued)

Shares	Description	Value (†)

	Distributors — 0.3%
252,851	Genuine Parts Co.(b)	$25,601,164

	Diversified Financial Services — 2.3%
1,028,149	Berkshire Hathaway, Inc., Class B(b)(c)	148,865,694
243,994	CME Group, Inc.(b)	23,765,016
92,141	Intercontinental Exchange, Inc.(b)	23,584,410

		196,215,120

	Diversified Telecommunication Services — 2.7%
2,723,551	AT&T, Inc.(b)	117,684,639
46,744	SBA Communications Corp., Class A(b)(c)	5,045,547
1,833,796	Verizon Communications, Inc.(b)	102,399,169

		225,129,355

	Electric Utilities — 1.9%
420,572	Alliant Energy Corp.(b)	16,696,708
991,736	American Electric Power Co., Inc.(b)	69,510,776
672,621	Duke Energy Corp.(b)	57,704,156
101,854	Hawaiian Electric Industries, Inc.(b)	3,339,793
271,104	OGE Energy Corp.(b)	8,878,656

		156,130,089

	Electrical Equipment — 0.6%
325,796	Eaton Corp. PLC(b)	19,459,795
395,187	Emerson Electric Co.(b)	20,612,954
80,642	Hubbell, Inc.(b)	8,505,312

		48,578,061

	Electronic Equipment, Instruments & Components — 0.4%
741,474	Corning, Inc.(b)	15,185,387
311,816	TE Connectivity Ltd.(b)	17,807,812

		32,993,199

	Energy Equipment & Services — 1.4%
391,157	Baker Hughes, Inc.(b)	17,652,915
676,051	Halliburton Co.(b)	30,618,350
414,291	Patterson-UTI Energy, Inc.(b)	8,832,684
778,037	Schlumberger Ltd.(b)	61,527,166

		118,631,115

	Food & Staples Retailing — 2.3%
735,600	CVS Health Corp.(b)	70,426,344
1,042,023	Wal-Mart Stores, Inc.(b)	76,088,519
577,632	Walgreens Boots Alliance, Inc.(b)	48,099,417

		194,614,280

	Food Products — 1.5%
148,755	Bunge Ltd.(b)	8,798,858
493,431	ConAgra Foods, Inc.(b)	23,590,936
327,168	Kraft Heinz Co. (The)(b)	28,947,825
1,164,853	Mondelez International, Inc., Class A(b)	53,012,460
172,002	WhiteWave Foods Co. (The)(b)(c)	8,073,774

		122,423,853

See accompanying notes to financial statements.

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Portfolio of Investments – as of June 30, 2016 (Unaudited)

Gateway Fund – (continued)

Shares	Description	Value (†)

	Gas Utilities — 0.3%
89,411	AGL Resources, Inc.(b)	$5,898,444
130,757	National Fuel Gas Co.(b)	7,437,458
36,602	ONE Gas, Inc.(b)	2,437,327
98,361	WGL Holdings, Inc.(b)	6,962,975

		22,736,204

	Health Care Equipment & Supplies — 2.4%
953,531	Abbott Laboratories(b)	37,483,304
517,097	Baxter International, Inc.(b)	23,383,126
1,258,452	Boston Scientific Corp.(b)(c)	29,410,023
260,788	Hologic, Inc.(b)(c)	9,023,265
31,487	Intuitive Surgical, Inc.(b)(c)	20,825,817
884,344	Medtronic PLC(b)	76,734,529
72,579	ResMed, Inc.(b)	4,589,170

		201,449,234

	Health Care Providers & Services — 3.1%
351,527	Aetna, Inc.(b)	42,931,993
199,373	Anthem, Inc.(b)	26,185,650
478,963	Express Scripts Holding Co.(b)(c)	36,305,395
256,936	HCA Holdings, Inc.(b)(c)	19,786,641
201,114	Patterson Cos., Inc.(b)	9,631,350
204,122	Quest Diagnostics, Inc.(b)	16,617,572
614,267	UnitedHealth Group, Inc.(b)	86,734,500
156,836	Universal Health Services, Inc., Class B(b)	21,031,708

		259,224,809

	Hotels, Restaurants & Leisure — 1.5%
82,722	Domino’s Pizza, Inc.(b)	10,868,016
834,529	Hilton Worldwide Holdings, Inc.(b)	18,801,939
46,465	Las Vegas Sands Corp.(b)	2,020,763
577,295	McDonald’s Corp.(b)	69,471,680
242,814	Melco Crown Entertainment Ltd., Sponsored ADR	3,054,600
206,550	MGM Resorts International(b)(c)	4,674,227
153,842	Norwegian Cruise Line Holdings Ltd.(b)(c)	6,129,065
78,199	Restaurant Brands International, Inc.	3,253,079
797,328	Wendy’s Co. (The)(b)	7,670,295

		125,943,664

	Household Durables — 0.9%
339,912	Leggett & Platt, Inc.(b)	17,372,902
507,399	Newell Brands, Inc.(b)	24,644,370
627,622	Toll Brothers, Inc.(b)(c)	16,889,308
63,337	Tupperware Brands Corp.(b)	3,564,606
98,127	Whirlpool Corp.(b)	16,351,883

		78,823,069

	Household Products — 2.3%
138,704	Church & Dwight Co., Inc.(b)	14,271,255
557,444	Colgate-Palmolive Co.(b)	40,804,901
172,907	Kimberly-Clark Corp.(b)	23,771,254
1,349,847	Procter & Gamble Co. (The)(b)	114,291,545

		193,138,955

See accompanying notes to financial statements.

11  |

Portfolio of Investments – as of June 30, 2016 (Unaudited)

Gateway Fund – (continued)

Shares	Description	Value (†)

	Industrial Conglomerates — 2.5%
395,857	3M Co.(b)	$69,322,478
4,577,255	General Electric Co.(b)	144,091,987

		213,414,465

	Insurance — 2.8%
285,238	Aflac, Inc.(b)	20,582,774
355,087	Allstate Corp. (The)(b)	24,838,336
682,554	American International Group, Inc.(b)	36,100,281
188,817	Aon PLC(b)	20,624,481
114,640	Arthur J. Gallagher & Co.(b)	5,456,864
256,292	FNF Group(b)	9,610,950
436,488	Lincoln National Corp.(b)	16,922,640
551,631	Marsh & McLennan Cos., Inc.(b)	37,764,658
273,608	Principal Financial Group, Inc.(b)	11,248,025
300,710	Travelers Cos., Inc. (The)(b)	35,796,518
393,646	XL Group PLC(b)	13,112,348

		232,057,875

	Internet & Catalog Retail — 2.3%
188,038	Amazon.com, Inc.(b)(c)	134,563,754
222,904	Netflix, Inc.(b)(c)	20,391,258
28,827	Priceline Group, Inc. (The)(b)(c)	35,987,915

		190,942,927

	Internet Software & Services — 4.8%
165,825	Alphabet, Inc., Class A(b)(c)	116,662,862
123,175	Alphabet, Inc., Class C(b)(c)	85,249,417
35,117	Baidu, Inc., Sponsored ADR(b)(c)	5,799,573
903,578	eBay, Inc.(b)(c)	21,152,761
1,155,646	Facebook, Inc., Class A(b)(c)	132,067,225
194,294	VeriSign, Inc.(b)(c)	16,798,659
547,800	Yahoo!, Inc.(b)(c)	20,575,368

		398,305,865

	IT Services — 3.4%
356,039	Automatic Data Processing, Inc.(b)	32,709,303
168,265	Broadridge Financial Solutions, Inc.(b)	10,970,878
402,814	Cognizant Technology Solutions Corp., Class A(b)(c)	23,057,073
238,300	Fidelity National Information Services, Inc.(b)	17,557,944
40,311	FleetCor Technologies, Inc.(b)(c)	5,769,713
413,913	International Business Machines Corp.(b)	62,823,715
349,151	Paychex, Inc.(b)	20,774,485
639,232	PayPal Holdings, Inc.(b)(c)	23,338,360
1,062,699	Visa, Inc., Class A(b)	78,820,385
480,375	Western Union Co. (The)(b)	9,213,593

		285,035,449

	Leisure Products — 0.2%
345,100	Mattel, Inc.(b)	10,798,179
65,288	Polaris Industries, Inc.(b)	5,337,947

		16,136,126

See accompanying notes to financial statements.

|  12

Portfolio of Investments – as of June 30, 2016 (Unaudited)

Gateway Fund – (continued)

Shares	Description	Value (†)

	Life Sciences Tools & Services — 0.2%
112,201	Illumina, Inc.(b)(c)	$15,750,776

	Machinery — 1.8%
385,587	Caterpillar, Inc.(b)	29,231,350
156,219	Cummins, Inc.(b)	17,565,264
272,398	Deere & Co.(b)	22,075,134
189,620	Parker Hannifin Corp.(b)	20,488,441
168,461	Pentair PLC(b)	9,819,592
131,768	Snap-on, Inc.(b)	20,795,626
246,205	Stanley Black & Decker, Inc.(b)	27,382,920
89,145	Timken Co. (The)(b)	2,733,186

		150,091,513

	Media — 2.9%
29,064	Charter Communications, Inc., Class A(b)(c)	6,645,193
1,231,687	Comcast Corp., Class A(b)	80,293,675
175,584	Liberty Global PLC, Series C(b)(c)	5,030,482
21,907	Liberty Global PLC LiLAC, Series C(c)	711,758
385,134	News Corp., Class B(b)	4,494,514
196,923	Omnicom Group, Inc.(b)	16,047,255
4,435,061	Sirius XM Holdings, Inc.(b)(c)	17,518,491
433,631	Time Warner, Inc.(b)	31,889,224
117,541	Time, Inc.(b)	1,934,725
815,138	Walt Disney Co. (The)(b)	79,736,799

		244,302,116

	Metals & Mining — 0.3%
296,920	Southern Copper Corp.(b)	8,010,902
480,149	Steel Dynamics, Inc.(b)	11,763,650
93,223	Worthington Industries, Inc.(b)	3,943,333

		23,717,885

	Multi-Utilities — 1.6%
491,622	Ameren Corp.(b)	26,341,107
828,811	CenterPoint Energy, Inc.(b)	19,891,464
382,467	Consolidated Edison, Inc.(b)	30,765,646
562,415	Public Service Enterprise Group, Inc.(b)	26,214,163
487,767	WEC Energy Group, Inc.(b)	31,851,185

		135,063,565

	Multiline Retail — 0.5%
278,452	Nordstrom, Inc.(b)	10,595,098
412,618	Target Corp.(b)	28,808,989

		39,404,087

	Oil, Gas & Consumable Fuels — 6.0%
175,037	Cheniere Energy, Inc.(b)(c)	6,572,639
1,031,431	Chevron Corp.(b)	108,124,912
197,000	Concho Resources, Inc.(b)(c)	23,496,190
1,197,072	ConocoPhillips(b)	52,192,339
297,652	Continental Resources, Inc.(b)(c)	13,474,706
2,033,855	Exxon Mobil Corp.(b)	190,653,568

See accompanying notes to financial statements.

13  |

Portfolio of Investments – as of June 30, 2016 (Unaudited)

Gateway Fund – (continued)

Shares	Description	Value (†)

	Oil, Gas & Consumable Fuels — continued
245,472	Gulfport Energy Corp.(b)(c)	$7,673,455
225,099	HollyFrontier Corp.(b)	5,350,603
563,036	Occidental Petroleum Corp.(b)	42,543,000
256,012	ONEOK, Inc.(b)	12,147,770
464,080	Phillips 66(b)	36,820,107

		499,049,289

	Personal Products — 0.0%
56,726	Herbalife Ltd.(b)(c)	3,320,173

	Pharmaceuticals — 6.0%
209,982	Allergan PLC(b)(c)	48,524,740
846,751	Bristol-Myers Squibb Co.(b)	62,278,536
533,620	Eli Lilly & Co.(b)	42,022,575
32,877	Jazz Pharmaceuticals PLC(b)(c)	4,645,849
1,278,200	Johnson & Johnson(b)	155,045,660
1,588,223	Merck & Co., Inc.(b)	91,497,527
2,835,362	Pfizer, Inc.(b)	99,833,096

		503,847,983

	Professional Services — 0.3%
81,727	Dun & Bradstreet Corp. (The)(b)	9,957,618
222,593	Verisk Analytics, Inc.(b)(c)	18,047,840

		28,005,458

	REITs – Apartments — 0.2%
501,660	UDR, Inc.(b)	18,521,287

	REITs – Diversified — 0.7%
170,724	Digital Realty Trust, Inc.(b)	18,607,209
1,043,920	Duke Realty Corp.(b)	27,830,907
304,696	Liberty Property Trust(b)	12,102,525

		58,540,641

	REITs – Health Care — 0.7%
199,003	Care Capital Properties, Inc.(b)	5,215,869
289,444	Healthcare Realty Trust, Inc.(b)	10,127,645
317,141	Senior Housing Properties Trust(b)	6,606,047
525,763	Ventas, Inc.(b)	38,286,062

		60,235,623

	REITs – Mortgage — 0.5%
710,941	American Capital Agency Corp.(b)	14,090,850
1,545,867	Annaly Capital Management, Inc.(b)	17,112,748
428,542	Hatteras Financial Corp.(b)	7,028,089

		38,231,687

	REITs – Office Property — 0.0%
62,339	Mack-Cali Realty Corp.	1,683,153

	REITs – Shopping Centers — 0.1%
63,700	Regency Centers Corp.(b)	5,333,601

	REITs – Storage — 0.2%
223,546	Extra Space Storage, Inc.(b)	20,686,947

See accompanying notes to financial statements.

|  14

Portfolio of Investments – as of June 30, 2016 (Unaudited)

Gateway Fund – (continued)

Shares	Description	Value (†)

	Road & Rail — 0.6%
252,888	Avis Budget Group, Inc.(b)(c)	$8,150,580
56,263	Canadian Pacific Railway Ltd.(b)	7,246,112
1,124,197	CSX Corp.(b)	29,319,058
702,968	Hertz Global Holdings, Inc.(b)(c)	7,781,856

		52,497,606

	Semiconductors & Semiconductor Equipment — 3.0%
665,873	Advanced Micro Devices, Inc.(b)(c)	3,422,587
243,846	Analog Devices, Inc.(b)	13,811,438
815,999	Applied Materials, Inc.(b)	19,559,496
2,283,167	Intel Corp.(b)	74,887,878
430,230	Linear Technology Corp.(b)	20,018,602
200,182	Microchip Technology, Inc.(b)	10,161,238
391,583	NVIDIA Corp.(b)	18,408,317
773,565	QUALCOMM, Inc.(b)	41,439,877
187,508	Skyworks Solutions, Inc.(b)	11,865,506
650,634	Texas Instruments, Inc.(b)	40,762,220

		254,337,159

	Software — 4.3%
492,615	Activision Blizzard, Inc.(b)	19,522,332
360,301	Adobe Systems, Inc.(b)(c)	34,513,233
145,425	ANSYS, Inc.(b)(c)	13,197,319
3,829,517	Microsoft Corp.(b)	195,956,385
434,040	Nuance Communications, Inc.(b)(c)	6,784,045
1,582,803	Oracle Corp.(b)	64,784,127
126,589	ServiceNow, Inc.(b)(c)	8,405,510
624,308	Symantec Corp.(b)	12,823,286
74,224	Workday, Inc., Class A(b)(c)	5,542,306

		361,528,543

	Specialty Retail — 2.8%
79,559	American Eagle Outfitters, Inc.	1,267,375
268,548	Foot Locker, Inc.(b)	14,732,543
287,361	Gap, Inc. (The)(b)	6,097,800
744,423	Home Depot, Inc. (The)(b)	95,055,373
182,914	L Brands, Inc.(b)	12,279,017
702,415	Lowe’s Cos., Inc.(b)	55,610,196
185,453	Tiffany & Co.(b)	11,245,870
491,009	TJX Cos., Inc. (The)(b)	37,920,625

		234,208,799

	Technology Hardware, Storage & Peripherals — 3.4%
2,618,273	Apple, Inc.(b)	250,306,899
1,140,584	EMC Corp.(b)	30,989,667

		281,296,566

	Textiles, Apparel & Luxury Goods — 0.5%
78,605	Lululemon Athletica, Inc.(b)(c)	5,805,765
280,195	Michael Kors Holdings Ltd.(b)(c)	13,864,048
439,005	Under Armour, Inc., Class A(b)(c)	17,617,271
146,617	Under Armour, Inc., Class C(b)(c)	5,336,872

		42,623,956

See accompanying notes to financial statements.

15  |

Portfolio of Investments – as of June 30, 2016 (Unaudited)

Gateway Fund – (continued)

Shares	Description	Value (†)

	Thrifts & Mortgage Finance — 0.0%
144,784	New York Community Bancorp, Inc.(b)	$2,170,312

	Tobacco — 2.1%
1,076,869	Altria Group, Inc.(b)	74,260,886
710,497	Philip Morris International, Inc.(b)	72,271,755
478,551	Reynolds American, Inc.(b)	25,808,255
194,294	Vector Group Ltd.(b)	4,356,072

		176,696,968

	Trading Companies & Distributors — 0.0%
87,268	GATX Corp.(b)	3,837,174

	Wireless Telecommunication Services — 0.1%
601,848	Sprint Corp.(b)(c)	2,726,371
76,340	T-Mobile US, Inc.(b)(c)	3,303,232

		6,029,603

	Total Common Stocks (Identified Cost $5,582,553,152)	8,437,795,205

Contracts
Purchased Options — 0.3%
	Index Options — 0.3%
4,331	On S&P 500® Index, Put expiring July 15, 2016 at 1850	227,377
5,831	On S&P 500® Index, Put expiring July 15, 2016 at 1875	379,015
3,832	On S&P 500® Index, Put expiring August 19, 2016 at 1825	1,705,240
4,707	On S&P 500® Index, Put expiring August 19, 2016 at 1850	2,494,710
3,945	On S&P 500® Index, Put expiring August 19, 2016 at 1875	2,544,525
4,712	On S&P 500® Index, Put expiring August 19, 2016 at 1900	3,675,360
5,708	On S&P 500® Index, Put expiring September 16, 2016 at 1825	5,822,160
6,716	On S&P 500® Index, Put expiring September 16, 2016 at 1850	7,924,880

	Total Purchased Options (Identified Cost $59,387,455)	24,773,267

Principal Amount
Short-Term Investments — 1.4%
$114,631,420	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/2016 at 0.030% to be repurchased at $114,631,516 on 7/01/2016 collateralized by $1,235,000 Federal Home Loan Mortgage Corp., 5.500% due 7/15/2036 valued at $1,803,779; $111,365,000 U.S. Treasury Note, 1.750% due 5/15/2023 valued at $115,123,569 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $114,631,420)	114,631,420

	Total Investments — 102.4% (Identified Cost $5,756,572,027)(a)	8,577,199,892
	Other assets less liabilities — (2.4)%	(198,703,280)

	Net Assets — 100.0%	$8,378,496,612

See accompanying notes to financial statements.

|  16

Portfolio of Investments – as of June 30, 2016 (Unaudited)

Gateway Fund – (continued)

Contracts	Description	Value (†)

Written Options — (2.3%)
	Index Options — (2.3%)
4,386	On S&P 500® Index, Call expiring July 01, 2016 at 2040	$(25,548,450)
4,094	On S&P 500® Index, Call expiring July 08, 2016 at 2075	(12,241,060)
4,105	On S&P 500® Index, Call expiring July 15, 2016 at 2025	(31,485,350)
4,585	On S&P 500® Index, Call expiring July 15, 2016 at 2050	(25,125,800)
4,427	On S&P 500® Index, Call expiring July 15, 2016 at 2060	(20,607,685)
4,607	On S&P 500® Index, Call expiring July 15, 2016 at 2075	(16,078,430)
4,604	On S&P 500® Index, Call expiring July 15, 2016 at 2085	(12,776,100)
4,471	On S&P 500® Index, Call expiring August 19, 2016 at 2050	(31,274,645)
4,503	On S&P 500® Index, Call expiring August 19, 2016 at 2100	(16,210,800)

	Total Written Options (Premiums Received $160,692,824)	$(191,348,320)

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information (Amounts exclude certain adjustments that will be made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales.):
	At June 30, 2016, the net unrealized appreciation on investments based on a cost of $5,756,572,027 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$3,025,123,147
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(204,495,282)

	Net unrealized appreciation	$2,820,627,865

(b)	Security (or a portion thereof) has been pledged as collateral for open derivative contracts.
(c)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
REITs	Real Estate Investment Trusts

See accompanying notes to financial statements.

17  |

Portfolio of Investments – as of June 30, 2016 (Unaudited)

Gateway Fund – (continued)

Industry Summary at June 30, 2016 (Unaudited)

Pharmaceuticals	6.0%
Oil, Gas & Consumable Fuels	6.0
Banks	5.5
Internet Software & Services	4.8
Software	4.3
IT Services	3.4
Technology Hardware, Storage & Peripherals	3.4
Biotechnology	3.2
Health Care Providers & Services	3.1
Semiconductors & Semiconductor Equipment	3.0
Media	2.9
Specialty Retail	2.8
Insurance	2.8
Diversified Telecommunication Services	2.7
Industrial Conglomerates	2.5
Beverages	2.5
Aerospace & Defense	2.5
Health Care Equipment & Supplies	2.4
Diversified Financial Services	2.3
Food & Staples Retailing	2.3
Household Products	2.3
Internet & Catalog Retail	2.3
Tobacco	2.1
Other Investments, less than 2% each	25.9
Short-Term Investments	1.4

Total Investments	102.4
Other assets less liabilities (including open written options)	(2.4)

Net Assets	100.0%

See accompanying notes to financial statements.

|  18

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

ASSETS
Investments at cost	$5,756,572,027
Net unrealized appreciation	2,820,627,865

Investments at value	8,577,199,892
Cash	78,729
Receivable for Fund shares sold	19,986,587
Dividends and interest receivable	8,943,478

TOTAL ASSETS	8,606,208,686

LIABILITIES
Options written, at value (premiums received $160,692,824) (Note 2)	191,348,320
Payable for Fund shares redeemed	22,688,791
Distributions payable	8,651,490
Management fees payable (Note 6)	3,858,691
Deferred Trustees’ fees (Note 6)	465,210
Administrative fees payable (Note 6)	306,255
Payable to distributor (Note 6d)	58,621
Other accounts payable and accrued expenses	334,696

TOTAL LIABILITIES	227,712,074

NET ASSETS	$8,378,496,612

NET ASSETS CONSIST OF:
Paid-in capital	$7,155,028,658
Undistributed net investment income	1,791,497
Accumulated net realized loss on investments, options written and foreign currency transactions	(1,568,295,802)
Net unrealized appreciation on investments, options written and foreign currency translations	2,789,972,259

NET ASSETS	$8,378,496,612

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$1,762,986,877

Shares of beneficial interest	59,025,262

Net asset value and redemption price per share	$29.87

Offering price per share (100/94.25 of net asset value) (Note 1)	$31.69

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$380,414,305

Shares of beneficial interest	12,785,366

Net asset value and offering price per share	$29.75

Class Y shares:
Net assets	$6,235,095,430

Shares of beneficial interest	208,832,716

Net asset value, offering and redemption price per share	$29.86

See accompanying notes to financial statements.

19  |

Statement of Operations

For the Six Months Ended June 30, 2016 (Unaudited)

INVESTMENT INCOME
Dividends	$96,758,738
Interest	37,215
Less net foreign taxes withheld	(13,006)

96,782,947

Expenses
Management fees (Note 6)	25,838,893
Service and distribution fees (Note 6)	4,126,862
Administrative fees (Note 6)	1,815,185
Trustees’ fees and expenses (Note 6)	81,144
Transfer agent fees and expenses (Note 6)	3,034,883
Audit and tax services fees	24,801
Custodian fees and expenses	190,997
Legal fees	56,436
Registration fees	112,856
Shareholder reporting expenses	156,162
Miscellaneous expenses	106,898

Total expenses	35,545,117
Less waiver and/or expense reimbursement (Note 6)	(2,799,772)

Net expenses	32,745,345

Net investment income	64,037,602

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS WRITTEN AND FOREIGN CURRENCY TRANSACTIONS
Net realized loss on:
Investments	(25,982,383)
Options written	(16,127,628)
Foreign currency transactions	(378)
Net change in unrealized appreciation (depreciation) on:
Investments	222,776,978
Options written	(128,613,653)
Foreign currency translations	(101)

Net realized and unrealized gain on investments, options written and foreign currency transactions	52,052,835

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$116,090,437

See accompanying notes to financial statements.

|  20

Statement of Changes in Net Assets

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
FROM OPERATIONS:
Net investment income	$64,037,602	$165,793,033
Net realized gain (loss) on investments, options written and foreign currency transactions	(42,110,389)	419,952,951
Net change in unrealized appreciation (depreciation) on investments, options written and foreign currency translations	94,163,224	(387,367,217)

Net increase in net assets resulting from operations	116,090,437	198,378,767

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(13,779,490)	(34,030,868)
Class C	(1,525,279)	(3,900,980)
Class Y	(54,747,965)	(121,203,310)

Total distributions	(70,052,734)	(159,135,158)

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 10)	68,119,911	80,398,347

Net increase in net assets	114,157,614	119,641,956
NET ASSETS
Beginning of the period	8,264,338,998	8,144,697,042

End of the period	$8,378,496,612	$8,264,338,998

UNDISTRIBUTED NET INVESTMENT INCOME	$1,791,497	$7,806,629

See accompanying notes to financial statements.

21  |

Financial Highlights

For a share outstanding throughout each period.

	Class A
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31, 2015		Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Net asset value, beginning of the period	$29.72		$29.58		$29.00	$27.13	$26.40	$26.06

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.21		0.57	(b)	0.39	0.43	0.48	0.44
Net realized and unrealized gain (loss)	0.17		0.12		0.57	1.82	0.72	0.33

Total from Investment Operations	0.38		0.69		0.96	2.25	1.20	0.77

LESS DISTRIBUTIONS FROM:
Net investment income	(0.23)		(0.55)		(0.38)	(0.38)	(0.47)	(0.43)
Net realized capital gains	—		—		—	—	—	—

Total Distributions	(0.23)		(0.55)		(0.38)	(0.38)	(0.47)	(0.43)

Net asset value, end of the period	$29.87		$29.72		$29.58	$29.00	$27.13	$26.40

Total return(c)(d)	1.28	%(e)	2.34%		3.33%	8.39%	4.51%	2.99%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1,762,987		$1,864,118		$1,976,457	$2,351,788	$2,066,522	$2,208,167
Net expenses(f)	0.94	%(g)	0.94%		0.94%	0.94%	0.94%	0.94%
Gross expenses	1.02	%(g)	1.01%		1.02%	1.03%	1.03%	1.04%
Net investment income	1.42	%(g)	1.91	%(b)	1.33%	1.51%	1.79%	1.67%
Portfolio turnover rate	10%		10%		13%	10%	8%	3%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.37, and the ratio of net investment income to average net assets would have been 1.24%.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	A sales charge for Class A shares is not reflected in total return calculations.
(e)	Periods less than one year are not annualized.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

|  22

Financial Highlights (continued)

For a share outstanding throughout each period.

	Class C
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31, 2015		Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Net asset value, beginning of the period	$29.61		$29.48		$28.90	$27.04	$26.32	$25.98

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.10		0.34	(b)	0.17	0.21	0.28	0.24
Net realized and unrealized gain (loss)	0.16		0.12		0.57	1.82	0.71	0.33

Total from Investment Operations	0.26		0.46		0.74	2.03	0.99	0.57

LESS DISTRIBUTIONS FROM:
Net investment income	(0.12)		(0.33)		(0.16)	(0.17)	(0.27)	(0.23)
Net realized capital gains	—		—		—	—	—	—

Total Distributions	(0.12)		(0.33)		(0.16)	(0.17)	(0.27)	(0.23)

Net asset value, end of the period	$29.75		$29.61		$29.48	$28.90	$27.04	$26.32

Total return(c)(d)	0.87	%(e)	1.54%		2.58%	7.58%	3.71%	2.21%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$380,414		$387,235		$353,339	$331,465	$286,602	$258,509
Net expenses(f)	1.70	%(g)	1.70%		1.70%	1.70%	1.70%	1.70%
Gross expenses	1.77	%(g)	1.76%		1.77%	1.78%	1.78%	1.79%
Net investment income	0.66	%(g)	1.15	%(b)	0.57%	0.75%	1.04%	0.91%
Portfolio turnover rate	10%		10%		13%	10%	8%	3%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.15, and the ratio of net investment income to average net assets would have been 0.51%.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(e)	Periods less than one year are not annualized.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

23  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Class Y
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31, 2015		Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Net asset value, beginning of the period	$29.71		$29.57		$28.99	$27.12	$26.39	$26.06

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.24		0.64	(b)	0.46	0.50	0.56	0.50
Net realized and unrealized gain (loss)	0.17		0.12		0.57	1.82	0.70	0.32

Total from Investment Operations	0.41		0.76		1.03	2.32	1.26	0.82

LESS DISTRIBUTIONS FROM:
Net investment income	(0.26)		(0.62)		(0.45)	(0.45)	(0.53)	(0.49)
Net realized capital gains	—		—		—	—	—	—

Total Distributions	(0.26)		(0.62)		(0.45)	(0.45)	(0.53)	(0.49)

Net asset value, end of the period	$29.86		$29.71		$29.57	$28.99	$27.12	$26.39

Total return(c)	1.40	%(d)	2.59%		3.58%	8.65%	4.76%	3.20%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$6,235,095		$6,012,987		$5,814,900	$5,520,003	$4,654,553	$2,915,647
Net expenses(e)	0.70	%(f)	0.70%		0.70%	0.70%	0.70%	0.70%
Gross expenses	0.77	%(f)	0.76%		0.77%	0.78%	0.78%	0.79%
Net investment income	1.66	%(f)	2.16	%(b)	1.57%	1.76%	2.08%	1.92%
Portfolio turnover rate	10%		10%		13%	10%	8%	3%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.45, and the ratio of net investment income to average net assets would have been 1.51%.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

|  24

Notes to Financial Statements

June 30, 2016 (Unaudited)

1.  Organization.  Gateway Trust (the “Trust”) is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trust are presented in separate reports. Information presented in these financial statements pertains to Gateway Fund (the “Fund”).

The Fund is a diversified investment company.

The Fund offers Class A, Class C and Class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class C shares do not pay a front-end sales charge, pay higher ongoing Rule 12b-1 fees than Class A shares and may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class Y shares are generally intended for institutional investors with a minimum initial investment of $100,000, though some categories of investors are exempted from the minimum investment amount as outlined in the Fund’s prospectus.

Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”). Expenses of the Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (such as the Rule 12b-1 fees applicable to Class A and Class C). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of the Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund’s financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to period-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Fund’s financial statements.

25  |

Notes to Financial Statements (continued)

June 30, 2016 (Unaudited)

a.  Valuation.  Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available. Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Fund by an independent pricing service or bid prices obtained from broker-dealers. Broker-dealer bid prices may be used to value debt and unlisted equity securities where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Option contracts on domestic indices are valued at the average of the closing bid and ask quotations as of the close of trading on the Chicago Board Options Exchange (“CBOE”).

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. Option contracts for which the average of the closing bid and ask quotations are not considered to reflect option contract values as of the close of the New York Stock Exchange (“NYSE”) are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. On the last business day of the month, the Fund will fair value S&P 500® Index options using the closing rotation values published by the CBOE. The Fund may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the NYSE. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations

|  26

Notes to Financial Statements (continued)

June 30, 2016 (Unaudited)

in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by the Fund.

As of June 30, 2016, purchased options were fair valued at $24,773,267, representing 0.3% of net assets, and written options were fair valued at $(191,348,320), representing (2.3%) of net assets, using the closing rotation values published by the CBOE.

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates. Net realized foreign exchange gains or losses and the net change in unrealized foreign exchange gains or losses are disclosed in the Statement of Operations.

27  |

Notes to Financial Statements (continued)

June 30, 2016 (Unaudited)

The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statement of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities.

The Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Option Contracts.  The Fund’s investment strategy makes use of exchange-traded options. Exchange-traded options are standardized contracts and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Fund are reduced. The Fund writes (sells) index call options and purchases index put options.

When the Fund writes an index call option, an amount equal to the net premium received (the premium less commission) is recorded as a liability and is subsequently adjusted to the current value until the option expires or the Fund enters into a closing purchase transaction. When an index call option expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on effecting a closing purchase transaction, including commission, is treated as a realized gain or, if the net premium received is less than the amount paid, as a realized loss. The Fund, as writer of an index call option, bears the risk of an unfavorable change in the market value of the index underlying the written option.

When the Fund purchases an index put option, it pays a premium and the index put option is subsequently marked-to-market to reflect current value until the option expires or the Fund enters into a closing sale transaction. Premiums paid for purchasing index put options which expire are treated as realized losses. When the Fund enters into a closing sale transaction, the difference between the premium paid and the proceeds of the closing sale transaction is treated as a realized gain or loss. The risk associated with purchasing index put options is limited to the premium paid.

e.  Federal and Foreign Income Taxes.  The Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of the Fund’s tax positions for the open tax years as of June 30, 2016 and has concluded that no provisions for income tax are required. The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next six months that would result in the amounts of any

|  28

Notes to Financial Statements (continued)

June 30, 2016 (Unaudited)

unrecognized tax benefits significantly increasing or decreasing for the Fund. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

The Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statement of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statement of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or will be filed are reflected on the Statement of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statement of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statement of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to the Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statement of Assets and Liabilities and are recorded as a realized gain when received.

f.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as foreign currency gains and losses, deferred Trustees’ fees and return of capital and capital gain distributions received. Permanent book and tax basis differences relating to shareholder distributions, net investment income and net realized gains will result in reclassifications to capital accounts reported on the Statement of Assets and Liabilities. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, wash sales, return of capital distributions received and option contract mark-to-market. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Fund’s fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

29  |

Notes to Financial Statements (continued)

June 30, 2016 (Unaudited)

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the year ended December 31, 2015, was as follows:

2015 Distributions Paid From:
Ordinary Income	Long-Term Capital Gains	Total
$159,135,158	$ —	$159,135,158

As of December 31, 2015, the capital loss carryforwards were as follows:

Capital loss carryforward:
Short-term:
Expires
December 31, 2017	$(1,005,056,628)
December 31, 2018	(393,591,402)
No expiration date	(70,673,429)

Total capital loss carryforward	$(1,469,321,459)

Capital losses may be utilized to offset future capital gains until expiration. The Regulated Investment Company Modernization Act of 2010 (the “Act”) allows capital loss carryforwards to be carried forward indefinitely. Rules in effect previously limited the carryforward period to eight years. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in years prior to the effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date may expire unused.

g.  Repurchase Agreements.  The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which the Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is the Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. As of June 30, 2016, the Fund had an investment in a repurchase agreement for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statement of Assets and Liabilities for financial reporting purposes.

h.   Indemnifications.  Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters

|  30

Notes to Financial Statements (continued)

June 30, 2016 (Unaudited)

into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Fund has categorized the inputs utilized in determining the value of the Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect the Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2016, at value:

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$8,437,795,205	$—	$—	$8,437,795,205
Purchased Options(a)	—	24,773,267	—	24,773,267
Short-Term Investments	—	114,631,420	—	114,631,420

Total	$8,437,795,205	$139,404,687	$—	$8,577,199,892

Liability Valuation Inputs
Description	Level 1	Level 2	Level 3	Total
Written Options(a)	$—	$(191,348,320)	$—	$(191,348,320)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the six months ended June 30, 2016, there were no transfers among Levels 1, 2 and 3.

31  |

Notes to Financial Statements (continued)

June 30, 2016 (Unaudited)

4.  Derivatives.  Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that the Fund used during the period include written index call options and purchased index put options.

The Fund seeks to capture the majority of the returns associated with equity market investments, while exposing investors to less risk than other equity investments. To meet this investment goal, the Fund invests in a broadly diversified portfolio of common stocks, while also writing index call options and purchasing index put options. Writing index call options can reduce the Fund’s volatility, provide a steady cash flow and be an important source of the Fund’s return, although it also may reduce the Fund’s ability to profit from increases in the value of its equity portfolio. The Fund also buys index put options, which can protect the Fund from a significant market decline that may occur over a short period of time. The value of an index put option generally increases as the prices of stocks constituting the index decrease and decreases as those stocks increase in price. The combination of the diversified stock portfolio, the steady cash flow from writing of index call options and the downside protection from purchased index put options is intended to provide the Fund with the majority of the returns associated with equity market investments while exposing investors to less risk than other equity investments. During the six months ended June 30, 2016, written index call options and purchased index put options were used in accordance with this objective.

The following is a summary of derivative instruments for the Fund as of June 30, 2016, as reflected within the Statement of Assets and Liabilities:

Assets	Investments at value[1]
Exchange-traded/cleared asset derivatives
Equity contracts	$24,773,267

Liabilities	Options written at value
Exchange-traded/cleared liability derivatives
Equity contracts	$(191,348,320)

[1]	Represents purchased options, at value.

Transactions in derivative instruments for the Fund during the six months ended June 30, 2016, as reflected within the Statement of Operations were as follows:

Net Realized Loss on:	Investments[2]	Options written
Equity contracts	$(106,647,033)	$(16,127,628)

Net Change in Unrealized Appreciation (Depreciation) on:	Investments[2]	Options written
Equity contracts	$(1,792,664)	$(128,613,653)

[2]	Represents realized loss and change in unrealized appreciation (depreciation), respectively, for purchased options during the period.

|  32

Notes to Financial Statements (continued)

June 30, 2016 (Unaudited)

As the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

The volume of option contract activity as a percentage of investments in common stocks, based on month-end notional amounts outstanding during the period, at absolute value, was as follows for the six months ended June 30, 2016:

	Call Options Written*	Put Options Purchased*
Average Notional Amount Outstanding	99.00%	99.00%
Highest Notional Amount Outstanding	99.05%	99.05%
Lowest Notional Amount Outstanding	99.87%	98.87%
Notional Amount Outstanding as of June 30, 2016	99.96%	98.96%

*	Notional amounts outstanding are determined by multiplying option contracts by the contract multiplier by the price of the option’s underlying index, the S&P 500® Index.

Notional amounts outstanding at the end of the prior period are included in the averages above.

The following is a summary of the Fund’s written option activity:

	Number of Contracts	Premiums
Outstanding at December 31, 2015	39,150	$198,677,852
Options written	235,644	915,863,627
Options terminated in closing purchase transactions	(235,012)	(953,848,655)

Outstanding at June 30, 2016	39,782	$160,692,824

5.   Purchases and Sales of Securities.   For the six months ended June 30, 2016, purchases and sales of securities (excluding short-term investments and option contracts) were $841,443,102 and $781,061,222, respectively.

6.   Management Fees and Other Transactions with Affiliates.

a.   Management Fees.   Gateway Investment Advisers, LLC (“Gateway Advisers”) serves as investment adviser to the Fund. Gateway Advisers is a subsidiary of Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France. Under the terms of the management agreement, the Fund pays a management fee at an annual rate of 0.65% for the first $5 billion, 0.60% for the next $5 billion and 0.58% thereafter, calculated daily and payable monthly, based on the Fund’s average daily net assets.

33  |

Notes to Financial Statements (continued)

June 30, 2016 (Unaudited)

Gateway Advisers has given a binding undertaking to the Fund to waive management fees and/or reimburse certain expenses to limit the Fund’s operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses such as litigation and indemnification expenses. This undertaking is in effect until April 30, 2017, may be terminated before then only with the consent of the Fund’s Board of Trustees, and is reevaluated on an annual basis. Management fees payable, as reflected on the Statement of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings.

For the six months ended June 30, 2016, the expense limits as a percentage of average daily net assets under the expense limitation agreement were as follows:

Expense Limit as a Percentage of Average Daily Net Assets
Class A	Class C	Class Y
0.94%	1.70%	0.70%

Gateway Advisers shall be permitted to recover expenses it has borne under the expense limitation agreement (whether through waiver of its management fee or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the six months ended June 30, 2016, the management fees and waiver of management fees for the Fund were as follows:

Gross Management Fees	Waiver of Management Fees[1]	Net Management Fees	Percentage of Average Daily Net Assets
			Gross	Net
$25,838,893	$2,710,288	$23,128,606	0.63%	0.57%

[1]	Management fee waiver is subject to possible recovery until December 31, 2017, though actual recovery is unlikely.

For the six months ended June 30, 2016, Class A expenses have been reimbursed in the amount of $89,484. This expense reimbursement is subject to possible recovery until December 31, 2017, though actual recovery is unlikely.

No expenses were recovered during the six months ended June 30, 2016 under the terms of the expense limitation agreement.

b.  Service and Distribution Fees.  NGAM Distribution, L.P. (“NGAM Distribution”), which is a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trust. Pursuant to this agreement, NGAM Distribution serves as principal underwriter of the Fund.

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Notes to Financial Statements (continued)

June 30, 2016 (Unaudited)

Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund’s Class A shares (the “Class A Plan”) and a Distribution and Service Plan relating to the Fund’s Class C shares (the “Class C Plan”).

Under the Class A Plan, the Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class A shares, as reimbursement for expenses incurred by NGAM Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class C Plan, the Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class C shares, as compensation for services provided by NGAM Distribution in providing personal services to investors in Class C shares and/or the maintenance of shareholder accounts.

Also under the Class C Plan, the Fund pays NGAM Distribution a monthly distribution fee at an annual rate of 0.75% of the average daily net assets attributable to the Fund’s Class C shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Class C shares.

For the six months ended June 30, 2016, the service and distribution fees for the Fund were as follows:

Service Fees		Distribution Fees
Class A	Class C	Class C
$2,237,094	$472,442	$1,417,326

c.  Administrative Fees.  NGAM Advisors provides certain administrative services for the Fund and contracts with State Street Bank and Trust Company (“State Street Bank”) to serve as sub-administrator. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts and NGAM Advisors, the Fund pays NGAM Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts and Loomis Sayles Funds Trusts, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0350% of the next $30 billion and 0.0325% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts and Loomis Sayles Funds Trusts of $10 million, which is reevaluated on an annual basis.

For the six months ended June 30, 2016, the administrative fees for the Fund were $1,815,185

d.  Sub-Transfer Agent Fees.  NGAM Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Fund and has agreed to compensate the

35  |

Notes to Financial Statements (continued)

June 30, 2016 (Unaudited)

intermediaries for providing those services. Intermediaries transact with the Fund primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Fund. These services would have been provided by the Fund’s transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Fund’s transfer agent. Accordingly, the Fund has agreed to reimburse NGAM Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to NGAM Distribution are subject to a current per-account equivalent fee limit approved by the Fund’s Board of Trustees, which is based on fees for similar services paid to the Fund’s transfer agent and other service providers.

For the six months ended June 30, 2016, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statement of Operations) for the Fund were $2,485,933.

As of June 30, 2016, the Fund owes NGAM Distribution $58,621 in reimbursements for sub-transfer agent fees (which are reflected in the Statement of Assets and Liabilities as payable to distributor).

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by NGAM Distribution during the six months ended June 30, 2016 amounted to $94,846.

f.  Trustees Fees and Expenses.  The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of NGAM Advisors, NGAM Distribution, Natixis US or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $325,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $155,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee and the chairperson of the Audit Committee each receive an additional retainer fee at the annual rate of $17,500. The chairperson of the Governance Committee receives an additional retainer fee at the annual rate of $10,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts and Loomis Sayles Funds Trusts based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

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Notes to Financial Statements (continued)

June 30, 2016 (Unaudited)

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts and Loomis Sayles Funds Trusts as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts and Loomis Sayles Funds Trusts, and are normally reflected as Trustees’ fees and expenses in the Statement of Operations. The portions of the accrued obligations allocated to the Fund under the Plan are reflected as Deferred Trustees’ fees in the Statement of Assets and Liabilities.

7.  Line of Credit.  Effective April 14, 2016, the Fund, together with certain other funds of Natixis Funds Trusts and Loomis Sayles Funds Trusts, entered into a 364-day, $400,000,000 syndicated, committed, unsecured line of credit with Citibank, N.A. to be used for temporary or emergency purposes only. Any one Fund may borrow up to the full $400,000,000 under the line of credit (as long as all borrowings by all Funds in the aggregate do not exceed the $400,000,000 limit at any time), subject to each Fund’s investment restrictions. Interest is charged to the Funds based upon the terms set forth in the agreement. In addition, a commitment fee of 0.10% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. The Funds paid an arrangement fee, an upfront fee, and other fees in connection with the new line of credit agreement.

Prior to April 14, 2016, each Fund, together with certain other funds of Natixis Funds Trusts and Loomis Sayles Funds Trusts, participated in a $150,000,000 committed unsecured line of credit provided by State Street Bank. Any one Fund was able to borrow up to the full $150,000,000 under the line of credit (as long as all borrowings by all Funds in the aggregate do not exceed the $150,000,000 limit at any time). Interest was charged to each participating Fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, was accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

For the six months ended June 30, 2016, the Fund had no borrowings under these agreements.

8.  Broker Commission Recapture.  The Fund has entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. All amounts rebated by the brokers are returned to the Fund under such agreements and are included in realized gains in the Statement of Operations.

For the six months ended June 30, 2016, the Fund had no amounts rebated under these agreements.

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Notes to Financial Statements (continued)

June 30, 2016 (Unaudited)

9.  Concentration of Ownership.  From time to time, a Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Fund. As of June 30, 2016, based on management’s evaluation of the shareholder account base, the Fund had accounts representing controlling ownership of more than 5% of the Fund’s total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:

Fund	Number of 5% Non-Affiliated Account Holders	Percentage of Non-Affiliated Ownership
Gateway Fund	1	16.46%

Omnibus shareholder accounts for which NGAM Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are included in the table above. For other omnibus accounts, the Fund does not have information on the individual shareholder accounts underlying the omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

10.  Capital Shares.  The Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Six Months Ended June 30, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	9,109,033	$264,650,955	17,271,312	$514,256,789
Issued in connection with the reinvestment of distributions	421,750	12,483,596	1,036,346	30,800,314
Redeemed	(13,232,720)	(386,763,234)	(22,393,060)	(667,070,045)

Net change	(3,701,937)	$(109,628,683)	(4,085,402)	$(122,012,942)

Class C
Issued from the sale of shares	1,081,411	$31,393,611	3,110,967	$92,271,622
Issued in connection with the reinvestment of distributions	38,570	1,135,785	99,793	2,968,203
Redeemed	(1,414,062)	(41,215,239)	(2,118,858)	(62,895,497)

Net change	(294,081)	$(8,685,843)	1,091,902	$32,344,328

Class Y
Issued from the sale of shares	40,399,916	$1,179,692,051	66,871,753	$1,991,168,273
Issued in connection with the reinvestment of distributions	1,222,584	36,191,056	2,623,863	77,852,732
Redeemed	(35,202,613)	(1,029,448,670)	(63,717,476)	(1,898,954,044)

Net change	6,419,887	$186,434,437	5,778,140	$170,066,961

Increase (decrease) from capital share transactions	2,423,869	$68,119,911	2,784,640	$80,398,347

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Notes to Financial Statements (continued)

June 30, 2016 (Unaudited)

11.  Potential Loss Contingency.  The Fund has been named as a defendant, along with other financial institutions and individuals, in an action brought by a trustee of a trust created under a bankruptcy plan seeking to recover as intentional and constructive fraudulent transfers amounts the Fund, and others, received in connection with a merger involving a company formerly held in the Fund’s portfolio of investments. The Fund received $9,525,600 in connection with the merger. On November 18, 2015, the Bankruptcy Court granted the Fund’s (and other defendants’) motion to dismiss the Plaintiff’s intentional fraudulent transfer claim, dismissing such claim with prejudice. The Bankruptcy Court denied the motion to dismiss Plaintiff’s constructive fraudulent transfer claim. On May 4, 2016, the defendants subsequently filed a motion to dismiss the Plaintiff’s constructive fraudulent transfer claim based on a recent opinion in another similar case rendered by the U.S. Court of Appeals for the Second Circuit. On July 20, 2016, the Bankruptcy Court granted the motion to dismiss, but styled its ruling as a Report and Recommendation to the District Court; accordingly, the dismissal of the Plaintiff’s remaining claim is subject to further review by the District Court. The Fund also is potentially an unnamed member of a putative defendant class in a separate action brought by a different trustee appointed under the same bankruptcy plan seeking to recover the same alleged fraudulent transfers as an intentional fraudulent transfer. On November 18, 2015, the Bankruptcy Court granted the Fund’s (and other defendants’) motion to dismiss the Plaintiff’s intentional fraudulent transfer claim, dismissing this separate action with prejudice. The Plaintiff has appealed the Court’s ruling to the District Court and that appeal is pending. The Plaintiff in that separate action had previously moved to certify a defendant class, but the Court denied that motion without prejudice. It is reasonably possible that an outcome unfavorable to the Fund could result from either or both of these cases; however, a reasonable estimate of the amount of potential loss to the Fund cannot be made at this time.

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SEMIANNUAL REPORT

June 30, 2016

Gateway Equity Call Premium Fund

Loomis Sayles Strategic Alpha Fund

Portfolio Review page 1

Portfolio of Investments page 11

Financial Statements page  45

Notes to Financial Statements page 55

GATEWAY EQUITY CALL PREMIUM FUND

Managers	Symbols
Daniel M. Ashcraft, CFA®	Class A GCPAX
Michael T. Buckius, CFA®	Class C GCPCX
Kenneth H. Toft, CFA®	Class Y GCPYX
Gateway Investment Advisers, LLC

Investment Goal

The Fund seeks total return with less risk than U.S. equity markets.

Average Annual Total Returns — June 30, 20164

	6 Months	1 Year	Life of Fund

Class A (Inception 9/30/14)
NAV	1.88%	2.16%	3.31%
With 5.75% Maximum Sales Charge	-3.95	-3.68	-0.13

Class C (Inception 9/30/14)
NAV	1.61	1.38	2.61
With CDSC[1]	0.61	0.38	2.61

Class Y (Inception 9/30/14)
NAV	2.09	2.40	3.59

Comparative Performance
CBOE S&P 500 BuyWrite Index (BXMSM)[2]	2.43	3.99	3.90
S&P 500® Index[3]	3.84	3.99	5.85

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses. It is not possible to invest directly in an index.

1	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2

The CBOE S&P 500 BuyWrite Index (BXMSM) is a benchmark index designed to track the performance of a hypothetical buy-write strategy on the S&P 500® Index. The BXM is a passive total return index based on (1) buying an S&P 500 stock index portfolio, and (2) “writing” (or selling) the near-term S&P 500 Index (SPXSM) “covered” call option, generally on the third Friday of each month. The SPX call written will have about one month remaining to expiration, with an exercise price just above the prevailing index level (i.e., slightly out of the money). The SPX call is held until expiration and cash settled, at which time a new one-month, near-the-money call is written.

3

S&P 500® Index is a widely recognized measure of U.S. stock market performance. It is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation, among other factors.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

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LOOMIS SAYLES STRATEGIC ALPHA FUND

Managers	Symbols
Matthew J. Eagan, CFA®	Class A LABAX
Kevin P. Kearns	Class C LABCX
Todd P. Vandam, CFA®	Class Y LASYX
Loomis, Sayles & Company, L.P.

Investment Goal

The Fund seeks to provide an attractive absolute total return, complemented by prudent investment management designed to manage risks and protect investor capital. The secondary goal of the Fund is to achieve these returns with relatively low volatility.

Average Annual Total Returns — June 30, 20164

	6 Months	1 Year	5 Years	Life of Fund

Class A (Inception 12/15/10)
NAV	2.45%	-0.60%	2.28%	2.17%
With 4.25% Maximum Sales Charge	-1.91	-4.83	1.40	1.37

Class C (Inception 12/15/10)
NAV	2.08	-1.26	1.53	1.38
With CDSC[1]	1.08	-2.23	1.53	1.38

Class Y (Inception 12/15/10)
NAV	2.60	-0.33	2.54	2.41

Comparative Performance
3-Month LIBOR[2]	0.31	0.41	0.34	0.33
3-Month LIBOR + 300 basis points[3]	1.82	3.47	3.39	3.39

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses. It is not possible to invest directly in an index.

1	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2	3-Month LIBOR, or the London Interbank Offered Rate, represents the average rate at which a leading bank, for a given currency (in this case U.S. dollars), can obtain unsecured funding, and is representative of short-term interest rates.

3	3-Month LIBOR +300 basis points is created by adding 3.00% to the annual return of 3-Month LIBOR. The calculation is performed on a monthly basis and is subject to the effects of compounding.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

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ADDITIONAL INFORMATION

ADDITIONAL INDEX INFORMATION

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Global Asset Management or any of its related or affiliated companies (collectively “NGAM”) and does not sponsor, endorse or participate in the provision of any NGAM services, funds or other financial products.

The index information contained herein is derived form third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information, disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

PROXY VOTING INFORMATION

A description of Natixis Funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on Natixis Funds’ website at ngam.natixis.com; and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on Natixis Funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different types of costs: transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions, and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the Fund’s prospectus. The following examples are intended to help you understand the ongoing costs of investing in the Fund and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table for each class shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from January 1, 2016 through June 30, 2016. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown for your Class.

The second line for the table of each class provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges. Therefore, the second line in the table of each Fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

GATEWAY EQUITY CALL PREMIUM FUND	BEGINNING ACCOUNT VALUE 1/1/2016	ENDING ACCOUNT VALUE 6/30/2016	EXPENSES PAID DURING PERIOD* 1/1/2016 – 6/30/2016
Class A
Actual	$1,000.00	$1,018.80	$6.02
Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	$6.02
Class C
Actual	$1,000.00	$1,016.10	$9.77
Hypothetical (5% return before expenses)	$1,000.00	$1,015.17	$9.77
Class Y
Actual	$1,000.00	$1,020.90	$4.77
Hypothetical (5% return before expenses)	$1,000.00	$1,020.14	$4.77

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.20%, 1.95% and 0.95% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent half-year (182), divided by 366 (to reflect the half-year period).

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LOOMIS SAYLES STRATEGIC ALPHA FUND	BEGINNING ACCOUNT VALUE 1/1/2016	ENDING ACCOUNT VALUE 6/30/2016	EXPENSES PAID DURING PERIOD* 1/1/2016 – 6/30/2016
Class A
Actual	$1,000.00	$1,024.50	$5.54
Hypothetical (5% return before expenses)	$1,000.00	$1,019.39	$5.52
Class C
Actual	$1,000.00	$1,020.80	$9.30
Hypothetical (5% return before expenses)	$1,000.00	$1,015.66	$9.27
Class Y
Actual	$1,000.00	$1,026.00	$4.33
Hypothetical (5% return before expenses)	$1,000.00	$1,020.59	$4.32

*	Expenses are equal to the Fund’s annualized expense ratio: 1.10%, 1.85% and 0.86% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), divided by 366 (to reflect the half-year period).

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BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS

The Board of Trustees of the Trust (the “Board”), including the Independent Trustees, considers matters bearing on each Fund’s advisory agreement (collectively, the “Agreements”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements, typically for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Funds’ investment advisers (collectively, the “Advisers”) believes to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of a peer group of funds and the Funds’ performance benchmarks, (ii) information on the Funds’ advisory fees and other expenses, including information comparing the Funds’ expenses to the fees charged to institutional accounts with similar strategies managed by the Advisers, if any, and to those of a peer group of funds and information about any applicable expense caps and/or fee “breakpoints,” (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Advisers and (v) information obtained through the completion by the Advisers of a questionnaire distributed on behalf of the Trustees. The Board, including the Independent Trustees, also considers other matters such as (i) each Adviser’s financial results and/or financial condition, (ii) each Fund’s investment objective and strategies and the size, education and experience of the Advisers’ investment staffs and their use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Funds’ shares and the related costs, (iv) the procedures employed to determine the value of the Funds’ assets, (v) the allocation of the Funds’ brokerage, if any, including, if applicable, allocations to brokers affiliated with the Advisers and the use of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vii) information about amounts invested by the Funds’ portfolio managers in the Funds or in similar accounts that they manage and (viii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Advisers.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide detailed information about the Funds’ investment performance and the fees charged to the Funds for advisory and other services. This information generally includes, among other things, an internal performance rating for each Fund based on agreed-upon criteria, graphs showing each Fund’s performance and fee differentials against each Fund’s peer group/category, performance ratings provided by a third-party, total return information for various periods,

|  6

and third-party performance rankings for various periods comparing a Fund against similarly categorized funds. The portfolio management team for each Fund or other representatives of the Advisers make periodic presentations to the Contract Review Committee and/or the full Board, and Funds identified as presenting possible performance concerns may be subject to more frequent board presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about each Fund’s portfolio. The Trustees also receive periodic updates between meetings.

The Board most recently approved the continuation of the Agreements at its meeting held in June 2016. The Agreements were continued for a one-year period for the Funds. In considering whether to approve the continuation of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Advisers and their affiliates to the Funds and the resources dedicated to the Funds by the Adviser and their affiliates.

The Trustees considered not only the advisory services provided by the Advisers to the Funds, but also the monitoring and oversight services provided by NGAM Advisors, L.P. (“NGAM Advisors”). They also considered the administrative services provided by NGAM Advisors and its affiliates to the Funds.

For each Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Advisers. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information that compared the performance of the Funds to the performance of a peer group and category of funds and the Funds’ performance benchmarks. In addition, the Trustees also reviewed data prepared by an independent third party that analyzed the performance of the Funds using a variety of performance metrics, including metrics that also measured the performance of the Funds on a risk adjusted basis.

With respect to each Fund, the Board concluded that the Fund’s performance or other relevant factors supported the renewal of the Agreement(s) relating to that Fund. In the case of the Loomis Sayles Strategic Alpha Fund, the performance of which lagged that of a relevant peer group and/or category median for certain (although not necessarily all) periods, the Board concluded that other factors relevant to performance supported renewal of the Agreements. These factors included the following: (1) that the underperformance

7  |

was attributable, to a significant extent, to investment decisions by the Advisers that were reasonable and consistent with the Fund’s investment objective and policies; and (2) that the Fund’s long-term performance was competitive when compared to relevant performance benchmarks or its category median. The Trustees also noted that the Gateway Equity Call Premium Fund was relatively new and therefore had a limited operating history on which to judge its performance record.

The Trustees also considered each Adviser’s performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of the Advisers to Trustee concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Advisers and/or other relevant factors supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their respective relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and also by an independent third party) of the Funds’ advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Advisers to comparable accounts (such as institutional separate accounts), as well as information about differences in such fees and the reasons for any such differences. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets and the greater regulatory costs associated with the management of such assets. In evaluating each Fund’s advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund, as well as the need for the Advisers to offer competitive compensation and the potential need to expend additional resources to the extent the Fund grows in size. The Trustees considered that over the past several years, management had made recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense caps for various funds in the fund family. They noted that each of the Funds has an expense cap in place and they considered the amounts waived or reimbursed, if any, by the Advisers under these caps. The Trustees noted that Loomis Sayles Strategic Alpha Fund had a total advisory fee rate that was above the median of a peer group of funds. In this regard, the Trustees considered the following factors that management believed justified such relatively higher fee rate: (1) that the Fund’s investment discipline is capacity constrained; (2) that the Fund’s net expense ratio was at the median of a peer group of funds; and (3) that the Fund’s advisory fee rate was not significantly above its peer group median.

The Trustees also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Advisers’ and their affiliates’ relationships with the Funds, and information about the allocation of expenses

|  8

used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability, including information regarding resources spent on distribution activities. When reviewing profitability, the Trustees also considered information about court cases in which adviser compensation or profitability were issues, the performance of the Funds, the expense levels of the Funds, and whether the Advisers had implemented breakpoints and/or expense caps with respect to the Funds.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to the Funds were fair and reasonable, and that the costs of these services generally and the related profitability of the Advisers and their affiliates in respect of their relationships with the Funds supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies are shared with the Funds through breakpoints in their investment advisory fees or other means, such as expense waivers or caps. The Trustees also discussed with management the factors considered with respect to the implementation of breakpoints in investment advisory fees or expense waivers or caps for certain funds. Management explained that a number of factors are taken into account in considering the possible implementation of breakpoints or an expense cap for a fund, including, among other things, factors such as a fund’s assets, the projected growth of a fund, projected profitability and a fund’s fees and performance. With respect to economies of scale, the Trustees noted that each of the Funds was subject to an expense cap or waiver. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to the Advisers and their affiliates of their relationships with the Funds, as discussed above.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the extent to which economies of scale were shared with the Funds supported the renewal of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

•	The effect of recent market and economic events on the performance, asset levels and expense ratios of each Fund.

•

Whether each Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Funds and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates were providing to the Funds.

•

The nature, quality, cost and extent of administrative and shareholder services performed by the Advisers and their affiliates, both under the Agreements and under separate agreements covering administrative services.

•

So-called “fallout benefits” to the Advisers, such as the engagement of affiliates of the Advisers to provide distribution, administrative and brokerage services to the Funds, and the benefits of research made available to the Advisers by reason of brokerage

9  |

commissions (if any) generated by the Funds’ securities transactions. The Trustees also considered the benefits to the parent company of NGAM Advisors from the retention of the Adviser. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	The Trustees’ review and discussion of the Funds’ advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the existing Agreements should be continued through June 30, 2017.

|  10

Portfolio of Investments – as of June 30, 2016 (Unaudited)

Gateway Equity Call Premium Fund

Shares	Description	Value (†)
Common Stocks — 99.4% of Net Assets
	Aerospace & Defense — 2.7%
1,325	B/E Aerospace, Inc.(b)	$61,182
2,873	Boeing Co. (The)(b)	373,117
1,431	General Dynamics Corp.(b)	199,252
3,488	Honeywell International, Inc.(b)	405,724
468	Huntington Ingalls Industries, Inc.(b)	78,638
532	KLX, Inc.(b)(c)	16,492
1,207	Lockheed Martin Corp.(b)	299,541
3,296	United Technologies Corp.(b)	338,005

		1,771,951

	Air Freight & Logistics — 0.8%
1,248	FedEx Corp.(b)	189,421
3,255	United Parcel Service, Inc., Class B(b)	350,629

		540,050

	Airlines — 0.5%
1,054	Alaska Air Group, Inc.	61,438
4,519	Delta Air Lines, Inc.(b)	164,627
1,762	JetBlue Airways Corp.(b)(c)	29,179
1,958	United Continental Holdings, Inc.(b)(c)	80,356

		335,600

	Auto Components — 0.4%
4,206	Johnson Controls, Inc.(b)	186,157
847	Lear Corp.(b)	86,191

		272,348

	Automobiles — 0.5%
9,746	General Motors Co.(b)	275,812
208	Tesla Motors, Inc.(b)(c)	44,154

		319,966

	Banks — 5.3%
48,443	Bank of America Corp.(b)	642,839
8,442	Citigroup, Inc.(b)	357,856
3,048	Comerica, Inc.(b)	125,364
757	East West Bancorp, Inc.(b)	25,874
7,783	Fifth Third Bancorp(b)	136,903
888	First Republic Bank(b)	62,151
18,007	Huntington Bancshares, Inc.(b)	160,983
14,793	JPMorgan Chase & Co.(b)	919,237
376	Signature Bank(b)(c)	46,970
5,001	SunTrust Banks, Inc.(b)	205,441
17,219	Wells Fargo & Co.(b)	814,975

		3,498,593

	Beverages — 2.4%
16,998	Coca-Cola Co. (The)(b)	770,520

See accompanying notes to financial statements.

11  |

Portfolio of Investments – as of June 30, 2016 (Unaudited)

Gateway Equity Call Premium Fund – (continued)

Shares	Description	Value (†)
	Beverages — continued
7,414	PepsiCo, Inc.(b)	$785,439

		1,555,959

	Biotechnology — 3.0%
5,981	AbbVie, Inc.(b)	370,284
996	Alexion Pharmaceuticals, Inc.(b)(c)	116,293
1,861	Alkermes PLC(b)(c)	80,432
719	Alnylam Pharmaceuticals, Inc.(b)(c)	39,897
2,999	Amgen, Inc.(b)	456,298
962	Biogen, Inc.(b)(c)	232,631
352	BioMarin Pharmaceutical, Inc.(b)(c)	27,385
3,079	Celgene Corp.(b)(c)	303,682
4,034	Gilead Sciences, Inc.(b)	336,516
513	Incyte Corp.(b)(c)	41,030

		2,004,448

	Building Products — 0.3%
832	A.O. Smith Corp.(b)	73,307
1,437	Fortune Brands Home & Security, Inc.(b)	83,303
258	Lennox International, Inc.(b)	36,791

		193,401

	Capital Markets — 1.9%
7,652	Bank of New York Mellon Corp. (The)(b)	297,280
588	BlackRock, Inc.(b)	201,408
2,982	Goldman Sachs Group, Inc. (The)(b)	443,066
5,429	Morgan Stanley(b)	141,045
1,178	Raymond James Financial, Inc.	58,075
930	SEI Investments Co.(b)	44,742
3,115	TD Ameritrade Holding Corp.(b)	88,700

		1,274,316

	Chemicals — 2.4%
651	Agrium, Inc.(b)	58,863
1,528	Air Products & Chemicals, Inc.(b)	217,037
1,303	Albemarle Corp.(b)	103,341
898	Ashland, Inc.(b)	103,064
1,035	Celanese Corp., Series A(b)	67,741
4,632	Huntsman Corp.(b)	62,300
759	International Flavors & Fragrances, Inc.(b)	95,687
2,828	Monsanto Co.(b)	292,444
1,432	PPG Industries, Inc.(b)	149,143
2,796	Praxair, Inc.(b)	314,242
1,175	Valspar Corp. (The)(b)	126,935

		1,590,797

	Commercial Services & Supplies — 0.3%
446	Waste Connections, Inc.	32,134
2,825	Waste Management, Inc.(b)	187,213

		219,347

See accompanying notes to financial statements.

|  12

Portfolio of Investments – as of June 30, 2016 (Unaudited)

Gateway Equity Call Premium Fund – (continued)

Shares	Description	Value (†)
	Communications Equipment — 1.0%
2,446	ARRIS International PLC(b)(c)	$51,268
21,120	Cisco Systems, Inc.(b)	605,933
259	Palo Alto Networks, Inc.(b)(c)	31,764

		688,965

	Construction & Engineering — 0.1%
1,086	Chicago Bridge & Iron Co.(b)	37,608

	Consumer Finance — 1.1%
2,080	Ally Financial, Inc.(b)(c)	35,505
2,718	American Express Co.(b)	165,146
3,429	Capital One Financial Corp.(b)	217,776
3,486	Discover Financial Services(b)	186,815
3,850	Synchrony Financial(b)(c)	97,328

		702,570

	Containers & Packaging — 0.4%
1,167	Crown Holdings, Inc.(b)(c)	59,132
3,281	International Paper Co.(b)	139,049
532	Packaging Corp. of America(b)	35,606

		233,787

	Diversified Financial Services — 1.6%
6,791	Berkshire Hathaway, Inc., Class B(b)(c)	983,269
661	MSCI, Inc.	50,976

		1,034,245

	Diversified Telecommunication Services — 2.8%
23,005	AT&T, Inc.(b)	994,046
552	SBA Communications Corp., Class A(b)(c)	59,583
14,903	Verizon Communications, Inc.(b)	832,183

		1,885,812

	Electric Utilities — 2.7%
4,570	Alliant Energy Corp.(b)	181,429
7,834	American Electric Power Co., Inc.(b)	549,085
3,656	PG&E Corp.(b)	233,692
6,885	PPL Corp.(b)	259,909
5,391	Southern Co. (The)(b)	289,119
4,347	Westar Energy, Inc.(b)	243,823

		1,757,057

	Electrical Equipment — 0.5%
299	Acuity Brands, Inc.(b)	74,140
4,467	Emerson Electric Co.(b)	232,999

		307,139

	Electronic Equipment, Instruments & Components — 0.4%
1,407	Arrow Electronics, Inc.(b)(c)	87,093
2,236	Avnet, Inc.(b)	90,581

See accompanying notes to financial statements.

13  |

Portfolio of Investments – as of June 30, 2016 (Unaudited)

Gateway Equity Call Premium Fund – (continued)

Shares	Description	Value (†)
	Electronic Equipment, Instruments & Components — continued
8,725	Flextronics International Ltd.(b)(c)	$102,955

		280,629

	Energy Equipment & Services — 1.1%
2,729	National Oilwell Varco, Inc.(b)	91,831
2,690	Oceaneering International, Inc.(b)	80,323
6,736	Schlumberger Ltd.(b)	532,683

		704,837

	Food & Staples Retailing — 2.3%
2,066	Costco Wholesale Corp.(b)	324,445
3,960	CVS Health Corp.(b)	379,130
2,488	Sysco Corp.(b)	126,241
5,278	Wal-Mart Stores, Inc.(b)	385,399
3,584	Walgreens Boots Alliance, Inc.(b)	298,440

		1,513,655

	Food Products — 1.8%
3,547	General Mills, Inc.(b)	252,972
1,092	Hain Celestial Group, Inc. (The)(c)	54,327
557	Ingredion, Inc.(b)	72,081
2,622	Kellogg Co.(b)	214,086
2,225	Kraft Heinz Co. (The)(b)	196,868
7,100	Mondelez International, Inc., Class A(b)	323,121
78	Post Holdings, Inc.(b)(c)	6,450
367	TreeHouse Foods, Inc.(b)(c)	37,673
816	WhiteWave Foods Co. (The)(b)(c)	38,303

		1,195,881

	Gas Utilities — 0.3%
1,625	Atmos Energy Corp.(b)	132,145
1,999	UGI Corp.(b)	90,455

		222,600

	Health Care Equipment & Supplies — 2.2%
8,195	Abbott Laboratories(b)	322,145
267	Align Technology, Inc.(b)(c)	21,507
389	Cooper Cos., Inc. (The)(b)	66,741
2,266	DENTSPLY SIRONA, Inc.(b)	140,583
3,496	Hologic, Inc.(b)(c)	120,962
825	IDEXX Laboratories, Inc.(b)(c)	76,609
5,072	Medtronic PLC(b)	440,097
826	ResMed, Inc.	52,228
813	STERIS PLC(b)	55,894
770	Teleflex, Inc.(b)	136,529

		1,433,295

	Health Care Providers & Services — 2.7%
2,358	Anthem, Inc.(b)	309,700
1,945	Centene Corp.(b)(c)	138,815
5,345	Community Health Systems, Inc.(b)(c)	64,407

See accompanying notes to financial statements.

|  14

Portfolio of Investments – as of June 30, 2016 (Unaudited)

Gateway Equity Call Premium Fund – (continued)

Shares	Description	Value (†)
	Health Care Providers & Services — continued
3,791	Express Scripts Holding Co.(b)(c)	$287,358
1,087	McKesson Corp.(b)	202,888
1,275	MEDNAX, Inc.(b)(c)	92,348
2,021	Quorum Health Corp.(b)(c)	21,645
4,565	UnitedHealth Group, Inc.(b)	644,578
508	WellCare Health Plans, Inc.(b)(c)	54,498

		1,816,237

	Hotels, Restaurants & Leisure — 1.8%
633	Domino’s Pizza, Inc.(b)	83,163
3,043	Hilton Worldwide Holdings, Inc.(b)	68,559
1,127	Las Vegas Sands Corp.(b)	49,013
3,329	McDonald’s Corp.(b)	400,612
2,601	MGM Resorts International(b)(c)	58,861
5,876	Starbucks Corp.(b)	335,637
2,190	Yum! Brands, Inc.(b)	181,595

		1,177,440

	Household Durables — 0.5%
1,633	Leggett & Platt, Inc.(b)	83,463
3,257	Newell Brands, Inc.(b)	158,193
3,817	Toll Brothers, Inc.(b)(c)	102,715

		344,371

	Household Products — 2.1%
1,447	Church & Dwight Co., Inc.(b)	148,882
1,573	Clorox Co. (The)(b)	217,687
1,870	Kimberly-Clark Corp.(b)	257,088
9,286	Procter & Gamble Co. (The)(b)	786,246

		1,409,903

	Industrial Conglomerates — 2.7%
3,524	3M Co.(b)	617,123
36,292	General Electric Co.(b)	1,142,472

		1,759,595

	Insurance — 2.1%
2,099	Arch Capital Group Ltd.(b)(c)	151,128
3,405	Chubb Ltd.(b)	445,068
2,022	Cincinnati Financial Corp.(b)	151,428
2,076	Lincoln National Corp.(b)	80,486
5,682	Prudential Financial, Inc.(b)	405,354
1,372	Willis Towers Watson PLC(b)	170,553

		1,404,017

	Internet & Catalog Retail — 2.3%
1,399	Amazon.com, Inc.(b)(c)	1,001,152
1,664	Liberty Interactive Corp./QVC Group, Class A(b)(c)	42,216
810	Liberty Ventures, Series A(b)(c)	30,027
1,836	Netflix, Inc.(b)(c)	167,957

See accompanying notes to financial statements.

15  |

Portfolio of Investments – as of June 30, 2016 (Unaudited)

Gateway Equity Call Premium Fund – (continued)

Shares	Description	Value (†)
	Internet & Catalog Retail — continued
201	Priceline Group, Inc. (The)(b)(c)	$250,930

		1,492,282

	Internet Software & Services — 4.2%
307	Alibaba Group Holding Ltd., Sponsored ADR(b)(c)	24,416
1,380	Alphabet, Inc., Class A(b)(c)	970,871
865	Alphabet, Inc., Class C(b)(c)	598,667
8,571	Facebook, Inc., Class A(b)(c)	979,494
5,102	Yahoo!, Inc.(b)(c)	191,631

		2,765,079

	IT Services — 3.4%
2,925	Accenture PLC, Class A(b)	331,373
1,085	Amdocs Ltd.	62,626
1,720	Computer Sciences Corp.(b)	85,398
360	FleetCor Technologies, Inc.(b)(c)	51,527
1,086	Global Payments, Inc.(b)	77,519
3,682	International Business Machines Corp.(b)	558,854
4,041	MasterCard, Inc., Class A(b)	355,850
2,951	Paychex, Inc.(b)	175,585
7,747	Visa, Inc., Class A(b)	574,595

		2,273,327

	Leisure Products — 0.1%
1,129	Brunswick Corp.(b)	51,166
586	Polaris Industries, Inc.	47,912

		99,078

	Life Sciences Tools & Services — 0.6%
926	Illumina, Inc.(b)(c)	129,992
1,761	Thermo Fisher Scientific, Inc.(b)	260,205

		390,197

	Machinery — 1.2%
652	AGCO Corp.(b)	30,729
3,887	Caterpillar, Inc.(b)	294,673
1,359	Cummins, Inc.(b)	152,806
2,426	IDEX Corp.(b)	199,175
581	WABCO Holdings, Inc.(b)(c)	53,202
964	Wabtec Corp.(b)	67,702

		798,287

	Media — 3.0%
753	AMC Networks, Inc., Class A(c)	45,496
1,013	Charter Communications, Inc., Class A(b)(c)	231,612
9,561	Comcast Corp., Class A(b)	623,282
10,747	Sirius XM Holdings, Inc.(b)(c)	42,451
3,379	Time Warner, Inc.(b)	248,492
6,591	Twenty-First Century Fox, Inc., Class A(b)	178,286
170	Twenty-First Century Fox, Inc., Class B(b)	4,632

See accompanying notes to financial statements.

|  16

Portfolio of Investments – as of June 30, 2016 (Unaudited)

Gateway Equity Call Premium Fund – (continued)

Shares	Description	Value (†)
	Media — continued
6,180	Walt Disney Co. (The)(b)	$604,528

		1,978,779

	Metals & Mining — 0.2%
4,474	Steel Dynamics, Inc.(b)	109,613

	Multi-Utilities — 0.3%
4,538	Public Service Enterprise Group, Inc.(b)	211,516

	Multiline Retail — 0.8%
6,207	Nordstrom, Inc.(b)	236,176
3,746	Target Corp.(b)	261,546

		497,722

	Oil, Gas & Consumable Fuels — 6.2%
4,403	Apache Corp.(b)	245,115
210	Cheniere Energy, Inc.(b)(c)	7,886
7,663	Chevron Corp.(b)	803,312
1,424	Concho Resources, Inc.(b)(c)	169,840
5,565	Devon Energy Corp.(b)	201,731
16,149	Exxon Mobil Corp.(b)	1,513,807
581	HollyFrontier Corp.(b)	13,810
4,396	Noble Energy, Inc.(b)	157,685
4,512	Occidental Petroleum Corp.(b)	340,927
2,909	Phillips 66(b)	230,800
1,407	Pioneer Natural Resources Co.(b)	212,752
4,839	Spectra Energy Corp.(b)	177,253
2,357	Whiting Petroleum Corp.(b)(c)	21,826

		4,096,744

	Pharmaceuticals — 5.9%
1,699	Allergan PLC(b)(c)	392,622
6,348	Bristol-Myers Squibb Co.(b)	466,895
3,337	Eli Lilly & Co.(b)	262,789
387	Jazz Pharmaceuticals PLC(c)	54,687
10,571	Johnson & Johnson(b)	1,282,262
11,130	Merck & Co., Inc.(b)	641,199
23,104	Pfizer, Inc.(b)	813,492

		3,913,946

	Professional Services — 0.2%
910	Manpowergroup, Inc.	58,549
1,312	Verisk Analytics, Inc.(b)(c)	106,377

		164,926

	Real Estate Management & Development — 0.1%
678	Jones Lang LaSalle, Inc.(b)	66,071

	REITs – Apartments — 0.5%
823	American Campus Communities, Inc.(b)	43,512
415	Essex Property Trust, Inc.(b)	94,657
192	Mid-America Apartment Communities, Inc.(b)	20,429

See accompanying notes to financial statements.

17  |

Portfolio of Investments – as of June 30, 2016 (Unaudited)

Gateway Equity Call Premium Fund – (continued)

Shares	Description	Value (†)
	REITs – Apartments — continued
4,534	UDR, Inc.(b)	$167,395

		325,993

	REITs – Diversified — 0.7%
1,846	Crown Castle International Corp.(b)	187,240
952	Digital Realty Trust, Inc.(b)	103,759
7,240	Duke Realty Corp.(b)	193,018

		484,017

	REITs – Mortgage — 0.4%
6,151	American Capital Agency Corp.(b)	121,913
12,574	Annaly Capital Management, Inc.(b)	139,194

		261,107

	REITs – Office Property — 0.4%
1,607	Kilroy Realty Corp.(b)	106,528
1,370	SL Green Realty Corp.(b)	145,864

		252,392

	REITs – Shopping Centers — 0.5%
9,020	DDR Corp.(b)	163,623
1,721	Regency Centers Corp.(b)	144,099

		307,722

	REITs – Single Tenant — 0.3%
1,221	National Retail Properties, Inc.(b)	63,150
2,059	Realty Income Corp.(b)	142,812

		205,962

	REITs – Storage — 0.2%
1,525	Extra Space Storage, Inc.(b)	141,124

	Road & Rail — 0.9%
1,717	Norfolk Southern Corp.(b)	146,168
1,301	Old Dominion Freight Line, Inc.(b)(c)	78,463
3,958	Union Pacific Corp.(b)	345,336

		569,967

	Semiconductors & Semiconductor Equipment — 2.8%
9,410	Applied Materials, Inc.(b)	225,558
18,870	Intel Corp.(b)	618,936
2,134	Maxim Integrated Products, Inc.(b)	76,163
9,936	Micron Technology, Inc.(b)(c)	136,719
830	NXP Semiconductors NV(b)(c)	65,022
7,047	QUALCOMM, Inc.(b)	377,508
5,934	Texas Instruments, Inc.(b)	371,765

		1,871,671

	Software — 4.2%
3,182	Activision Blizzard, Inc.(b)	126,103
2,659	Adobe Systems, Inc.(b)(c)	254,705
412	ANSYS, Inc.(b)(c)	37,389

See accompanying notes to financial statements.

|  18

Portfolio of Investments – as of June 30, 2016 (Unaudited)

Gateway Equity Call Premium Fund – (continued)

Shares	Description	Value (†)
	Software — continued
2,200	Cadence Design Systems, Inc.(b)(c)	$53,460
379	CDK Global, Inc.(b)	21,031
615	Check Point Software Technologies Ltd.(b)(c)	49,003
1,834	Fortinet, Inc.(c)	57,936
28,775	Microsoft Corp.(b)	1,472,417
9,802	Oracle Corp.(b)	401,196
3,110	Salesforce.com, Inc.(b)(c)	246,965
437	ServiceNow, Inc.(b)(c)	29,017
406	Synopsys, Inc.(b)(c)	21,956
109	Ultimate Software Group, Inc. (The)(b)(c)	22,922

		2,794,100

	Specialty Retail — 2.6%
497	Advance Auto Parts, Inc.(b)	80,330
1,237	Dick’s Sporting Goods, Inc.(b)	55,739
1,128	Foot Locker, Inc.	61,882
4,857	Home Depot, Inc. (The)(b)	620,191
4,998	Lowe’s Cos., Inc.(b)	395,692
525	Signet Jewelers Ltd.	43,265
3,670	TJX Cos., Inc. (The)(b)	283,434
392	Ulta Salon, Cosmetics & Fragrance, Inc.(b)(c)	95,507
1,262	Williams-Sonoma, Inc.(b)	65,788

		1,701,828

	Technology Hardware, Storage & Peripherals — 3.6%
18,971	Apple, Inc.(b)	1,813,628
9,915	EMC Corp.(b)	269,391
8,163	Hewlett Packard Enterprise Co.(b)	149,138
13,537	HP, Inc.(b)	169,889

		2,402,046

	Textiles, Apparel & Luxury Goods — 0.8%
412	Carter’s, Inc.(b)	43,866
3,267	Hanesbrands, Inc.(b)	82,100
743	Lululemon Athletica, Inc.(c)	54,878
6,431	NIKE, Inc., Class B(b)	354,991
443	Skechers U.S.A., Inc., Class A(b)(c)	13,166

		549,001

	Thrifts & Mortgage Finance — 0.0%
2,133	New York Community Bancorp, Inc.(b)	31,974

	Tobacco — 1.9%
8,904	Altria Group, Inc.(b)	614,020
6,353	Philip Morris International, Inc.(b)	646,227

		1,260,247

	Water Utilities — 0.3%
2,553	American Water Works Co., Inc.(b)	215,754

See accompanying notes to financial statements.

19  |

Portfolio of Investments – as of June 30, 2016 (Unaudited)

Gateway Equity Call Premium Fund – (continued)

Shares	Description	Value (†)
	Wireless Telecommunication Services — 0.1%
7,863	Sprint Corp.(b)(c)	$35,619

	Total Common Stocks (Identified Cost $59,869,278)	65,754,510

Principal Amount
Short-Term Investments — 3.0%
$2,033,853	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/2016 at 0.030% to be repurchased at $2,033,854 on 7/01/2016 collateralized by $2,005,000 U.S. Treasury Note, 1.750% due 9/30/2022 valued at $2,075,175 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $2,033,853)	2,033,853

	Total Investments — 102.4% (Identified Cost $61,903,131)(a)	67,788,363
	Other assets less liabilities — (2.4)%	(1,619,668)

	Net Assets — 100.0%	$66,168,695

Contracts
Written Options — (2.2%)
	Index Options — (2.2%)
29	On S&P 500® Index, Call expiring July 01, 2016 at 2040	$(168,925)
32	On S&P 500® Index, Call expiring July 08, 2016 at 2075	(95,680)
31	On S&P 500® Index, Call expiring July 15, 2016 at 2025	(237,770)
37	On S&P 500® Index, Call expiring July 15, 2016 at 2050	(202,760)
39	On S&P 500® Index, Call expiring July 15, 2016 at 2060	(181,545)
39	On S&P 500® Index, Call expiring July 15, 2016 at 2075	(136,110)
34	On S&P 500® Index, Call expiring July 15, 2016 at 2085	(94,350)
35	On S&P 500® Index, Call expiring August 19, 2016 at 2050	(244,825)
34	On S&P 500® Index, Call expiring August 19, 2016 at 2100	(122,400)

	Total Written Options (Premiums Received $1,279,393)	$(1,484,365)

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information (Amounts exclude certain adjustments that will be made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales.):
	At June 30, 2016, the net unrealized appreciation on investments based on a cost of $61,903,131 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$7,160,116
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(1,274,884)

	Net unrealized appreciation	$5,885,232

(b)	Security (or a portion thereof) has been pledged as collateral for open derivative contracts.
(c)	Non-income producing security.

See accompanying notes to financial statements.

|  20

Portfolio of Investments – as of June 30, 2016 (Unaudited)

Gateway Equity Call Premium Fund – (continued)

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
REITs	Real Estate Investment Trusts

Industry Summary at June 30, 2016 (Unaudited)

Oil, Gas & Consumable Fuels	6.2%
Pharmaceuticals	5.9
Banks	5.3
Software	4.2
Internet Software & Services	4.2
Technology Hardware, Storage & Peripherals	3.6
IT Services	3.4
Biotechnology	3.0
Media	3.0
Diversified Telecommunication Services	2.8
Semiconductors & Semiconductor Equipment	2.8
Health Care Providers & Services	2.7
Aerospace & Defense	2.7
Industrial Conglomerates	2.7
Electric Utilities	2.7
Specialty Retail	2.6
Chemicals	2.4
Beverages	2.4
Food & Staples Retailing	2.3
Internet & Catalog Retail	2.3
Health Care Equipment & Supplies	2.2
Household Products	2.1
Insurance	2.1
Other Investments, less than 2% each	25.8
Short-Term Investments	3.0

Total Investments	102.4
Other assets less liabilities (including open written options)	(2.4)

Net Assets	100.0%

See accompanying notes to financial statements.

21  |

Portfolio of Investments – as of June 30, 2016 (Unaudited)

Loomis Sayles Strategic Alpha Fund

Principal Amount (‡)	Description	Value (†)
Bonds and Notes — 81.6% of Net Assets
Non-Convertible Bonds — 78.9%
	ABS Car Loan — 4.1%
$2,135,000	Ally Auto Receivables Trust, Series 2016-3, Class A3, 1.440%, 8/17/2020(b)	$2,144,490
1,455,000	AmeriCredit Automobile Receivables Trust, Series 2015-4, Class D, 3.720%, 12/08/2021(b)	1,505,515
295,000	AmeriCredit Automobile Receivables Trust, Series 2016-2, Class D, 3.650%, 5/09/2022(b)	302,594
600,000	CPS Auto Receivables Trust, Series 2014-D, Class C, 4.350%, 11/16/2020, 144A(b)	579,492
3,065,000	CPS Auto Receivables Trust, Series 2016-B, Class E, 8.140%, 5/15/2023, 144A	3,079,471
655,000	DT Auto Owner Trust, Series 2014-3A, Class D, 4.470%, 11/15/2021, 144A(b)	664,204
4,075,000	DT Auto Owner Trust, Series 2016-1A, Class D, 4.660%, 12/15/2022, 144A(b)	4,107,281
3,045,000	DT Auto Owner Trust, Series 2016-2A, Class D, 5.430%, 11/15/2022, 144A(b)	3,135,310
270,000	First Investors Auto Owner Trust, Series 2014-1A, Class D, 3.280%, 4/15/2021, 144A(b)	267,452
440,000	First Investors Auto Owner Trust, Series 2014-2A, Class D, 3.470%, 2/15/2021, 144A(b)	433,927
345,000	First Investors Auto Owner Trust, Series 2015-1A, Class D, 3.590%, 1/18/2022, 144A(b)	337,063
1,710,000	First Investors Auto Owner Trust, Series 2015-2A, Class D, 4.220%, 12/15/2021, 144A(b)	1,673,028
605,000	Flagship Credit Auto Trust, Series 2015-1, Class C, 3.760%, 6/15/2021, 144A(b)	586,476
2,450,000	Flagship Credit Auto Trust, Series 2015-2, Class D, 5.980%, 8/15/2022, 144A	2,363,441
2,610,000	Flagship Credit Auto Trust, Series 2015-3, Class D, 7.120%, 11/15/2022, 144A	2,631,645
2,205,067	Ford Credit Auto Owner Trust, Series 2014-C, Class A3, 1.060%, 5/15/2019(b)	2,208,466
2,810,000	Ford Credit Auto Owner Trust, Series 2015-A, Class A3, 1.280%, 9/15/2019(b)	2,821,279
2,020,000	Ford Credit Auto Owner Trust, Series 2015-B, Class A3, 1.160%, 11/15/2019(b)	2,023,767
3,350,000	Ford Credit Auto Owner Trust, Series 2015-C, Class A3, 1.410%, 2/15/2020(b)	3,370,224
2,174,636	Honda Auto Receivables Owner Trust, Series 2014-4, Class A3, 0.990%, 9/17/2018(b)	2,175,006
3,385,000	Honda Auto Receivables Owner Trust, Series 2015-3, Class A3, 1.270%, 4/18/2019(b)	3,399,258
2,135,000	Honda Auto Receivables Owner Trust, Series 2016-2, Class A3, 1.390%, 4/15/2020(b)	2,150,596
3,045,000	Prestige Auto Receivables Trust, Series 2016-1A, Class D, 5.150%, 11/15/2021, 144A(b)	3,072,991
3,215,000	Toyota Auto Receivables Owner Trust, Series 2015-C, Class A3, 1.340%, 6/17/2019(b)	3,229,863

		48,262,839

See accompanying notes to financial statements.

|  22

Portfolio of Investments – as of June 30, 2016 (Unaudited)

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Credit Card — 5.9%
$3,145,000	American Express Credit Account Master Trust, Series 2013-1, Class A, 0.862%, 2/16/2021(b)(c)	$3,152,212
2,695,000	American Express Credit Account Master Trust, Series 2014-4, Class A, 1.430%, 6/15/2020(b)	2,713,028
2,295,000	American Express Credit Account Master Trust, Series 2014-5, Class A, 0.732%, 5/15/2020(b)(c)	2,297,137
2,050,000	BA Credit Card Trust, Series 2014-A1, Class A, 0.822%, 6/15/2021(b)(c)	2,048,515
995,000	Bank of America Credit Card Trust, Series 2016-A1, Class A, 0.835%, 10/15/2021(b)(c)	995,000
3,600,000	Capital One Multi-Asset Execution Trust, Series 2004-A7, Class A7, 1.450%, 8/16/2021(b)	3,627,186
3,075,000	Capital One Multi-Asset Execution Trust, Series 2013-A3, Class A3, 0.960%, 9/16/2019(b)	3,076,880
6,600,000	Chase Issuance Trust, Series 2013-A8, Class A8, 1.010%, 10/15/2018(b)	6,604,419
6,640,000	Chase Issuance Trust, Series 2014-A7, Class A, 1.380%, 11/15/2019(b)	6,674,449
3,780,000	Chase Issuance Trust, Series 2014-A8, Class A, 0.692%, 11/15/2018(b)(c)	3,781,302
3,560,000	Chase Issuance Trust, Series 2015-A1, Class A, 0.762%, 2/18/2020(b)(c)	3,561,063
3,500,000	Chase Issuance Trust, Series 2015-A4, Class A, 1.840%, 4/15/2022(b)	3,570,815
6,090,000	Chase Issuance Trust, Series 2016-A1, Class A, 0.852%, 5/17/2021(b)(c)	6,091,751
3,120,000	Chase Issuance Trust, Series 2016-A2, Class A, 1.370%, 6/15/2021(b)	3,136,144
3,165,000	Citibank Credit Card Issuance Trust, Series 2013-A6, Class A6, 1.320%, 9/07/2018(b)	3,167,939
5,825,000	Citibank Credit Card Issuance Trust, Series 2013-A7, Class A7, 0.875%, 9/10/2020(b)(c)	5,843,267
3,000,000	Citibank Credit Card Issuance Trust, Series 2014-A4, Class A4, 1.230%, 4/24/2019(b)	3,008,816
3,045,000	Citibank Credit Card Issuance Trust, Series 2014-A8, Class A8, 1.730%, 4/09/2020(b)	3,084,429
3,600,000	World Financial Network Credit Card Master Trust, Series 2015-C, Class A, 1.260%, 3/15/2021(b)	3,602,627

		70,036,979

	ABS Home Equity — 10.7%
801,487	Adjustable Rate Mortgage Trust, Series 2004-4, Class 3A1, 2.919%, 3/25/2035(b)(c)	770,559
4,404,834	Alliance Bancorp Trust, Series 2007-OA1, Class A1, 0.693%, 7/25/2037(c)	3,116,935
818,798	Alternative Loan Trust, Series 2003-20CB, Class 2A1, 5.750%, 10/25/2033(b)	843,639
668,336	Alternative Loan Trust, Series 2003-9T1, Class A7, 5.500%, 7/25/2033	662,444
507,508	Alternative Loan Trust, Series 2004-28CB, Class 5A1, 5.750%, 1/25/2035	511,638
1,472,546	Alternative Loan Trust, Series 2005-J1, Class 2A1, 5.500%, 2/25/2025	1,500,127
1,500,000	American Homes 4 Rent, Series 2014-SFR1, Class E, 2.946%, 6/17/2031, 144A(c)	1,435,216
300,000	American Homes 4 Rent, Series 2014-SFR2, Class D, 5.149%, 10/17/2036, 144A(b)	320,657
1,980,000	American Homes 4 Rent, Series 2014-SFR2, Class E, 6.231%, 10/17/2036, 144A	2,109,987

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of June 30, 2016 (Unaudited)

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Home Equity — continued
$1,200,000	American Homes 4 Rent, Series 2014-SFR3, Class E, 6.418%, 12/17/2036, 144A(b)	$1,294,350
1,074,373	Banc of America Alternative Loan Trust, Series 2003-10, Class 1A1, 5.500%, 12/25/2033(b)	1,087,647
1,551,666	Banc of America Alternative Loan Trust, Series 2003-10, Class 3A1, 5.500%, 12/25/2033(b)	1,566,519
957,119	Banc of America Alternative Loan Trust, Series 2003-8, Class 1CB1, 5.500%, 10/25/2033	974,670
1,237,494	Banc of America Alternative Loan Trust, Series 2005-6, Class CB7, 5.250%, 7/25/2035	1,117,986
868,695	Banc of America Funding Corp., Series 2007-4, Class 5A1, 5.500%, 11/25/2034	860,883
1,705,213	Banc of America Funding Trust, Series 2004-B, Class 4A2, 2.804%, 11/20/2034(c)	1,577,960
603,261	Banc of America Funding Trust, Series 2005-5, Class A1, 5.500%, 9/25/2035(b)	624,146
1,169,768	Banc of America Funding Trust, Series 2005-7, Class 3A1, 5.750%, 11/25/2035	1,197,977
1,291,446	BCAP LLC Trust, Series 2007-AA2, Class 22A1, 6.000%, 3/25/2022	1,272,490
2,533,927	Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-6, Class 2A1, 2.960%, 9/25/2034(c)	2,305,703
1,339,088	Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-12, Class 11A1, 2.817%, 2/25/2036(c)	1,030,276
947,653	CAM Mortgage Trust, Series 2016-1, Class A, 4.000%, 1/15/2056, 144A(c)	945,446
2,055,000	CAM Mortgage Trust, Series 2016-1, Class M, 5.000%, 1/15/2056, 144A(c)	2,001,529
733,510	Citigroup Mortgage Loan Trust, Inc., Series 2005-2, Class 1A4, 2.951%, 5/25/2035(c)	681,546
2,794,745	Citigroup Mortgage Loan Trust, Inc., Series 2005-3, Class 2A3, 2.782%, 8/25/2035(c)	2,580,862
3,160,525	Citigroup Mortgage Loan Trust, Inc., Series 2014-11, Class 2A1, 0.586%, 8/25/2036, 144A(b)(c)	2,756,083
2,976,289	Citigroup Mortgage Loan Trust, Inc., Series 2015-2, Class 1A1, 0.646%, 6/25/2047, 144A(b)(c)	2,557,047
2,205,980	CitiMortgage Alternative Loan Trust, Series 2006-A4, Class 1A1, 6.000%, 9/25/2036	1,945,425
2,200,000	Colony American Finance Ltd., Series 2015-1, Class D, 5.649%, 10/15/2047, 144A(b)	2,115,793
1,065,000	Colony American Finance Ltd., Series 2016-1, Class C, 4.638%, 6/15/2048, 144A(b)(c)	1,072,236
1,855,000	Colony American Homes, Series 2014-1A, Class C, 2.296%, 5/17/2031, 144A(b)(c)	1,823,894
400,000	Colony American Homes, Series 2014-2A, Class E, 3.650%, 7/17/2031, 144A(c)	378,850
869,248	Countrywide Alternative Loan Trust, Series 2004-14T2, Class A11, 5.500%, 8/25/2034	904,884
886,907	Countrywide Alternative Loan Trust, Series 2004-J3, Class 1A1, 5.500%, 4/25/2034(b)	901,236

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of June 30, 2016 (Unaudited)

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Home Equity — continued
$7,623	Countrywide Alternative Loan Trust, Series 2004-J7, Class 1A5, 5.302%, 8/25/2034(b)(c)(d)	$7,476
897,446	Countrywide Alternative Loan Trust, Series 2005-14, Class 2A1, 0.663%, 5/25/2035(c)	696,189
633,048	Countrywide Alternative Loan Trust, Series 2007-4, Class 1A7, 5.750%, 4/25/2037	584,177
928,843	Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-12, Class 8A1, 3.032%, 8/25/2034(c)	800,284
130,041	Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-HYB4, Class 2A1, 2.784%, 9/20/2034(b)(c)(d)	123,276
353,622	Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-11, Class 4A1, 0.723%, 4/25/2035(c)	278,384
1,073,889	Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-21, Class A17, 5.500%, 10/25/2035	952,922
796,786	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR26, Class 7A1, 2.773%, 11/25/2033(b)(c)	764,782
533,119	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR28, Class 4A1, 2.833%, 12/25/2033(b)(c)(d)	516,748
2,064,379	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-AR3, Class 3A1, 2.984%, 5/25/2034(b)(c)	1,929,158
911,989	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-10, Class 5A4, 5.500%, 11/25/2035	821,883
20,670	Deutsche Alternative Mortgage Loan Trust Securities, Inc., Series 2005-3, Class 4A4, 5.250%, 6/25/2035(d)	20,082
824,838	Deutsche Alternative Mortgage Loan Trust Securities, Inc., Series 2005-5, Class 1A4, 5.500%, 11/25/2035(c)	771,224
874,035	DSLA Mortgage Loan, Series 2005-AR5, Class 2A1A, 0.778%, 9/19/2045(c)	628,223
500,000	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2013-DN2, Class M2, 4.703%, 11/25/2023(c)	500,936
2,015,000	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2014-DN1, Class M2, 2.653%, 2/25/2024(b)(c)	2,042,098
1,785,000	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2014-DN2, Class M2, 2.103%, 4/25/2024(b)(c)	1,784,999
2,585,000	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2015-DNA1, Class M2, 2.303%, 10/25/2027(b)(c)	2,582,542
605,939	GMAC Mortgage Corp. Loan Trust, Series 2005-AR4, Class 3A1, 3.406%, 7/19/2035(c)	548,820
1,185,096	GSR Mortgage Loan Trust, Series 2004-14, Class 5A1, 2.881%, 12/25/2034(b)(c)	1,171,981
556,449	GSR Mortgage Loan Trust, Series 2005-AR4, Class 4A1, 3.119%, 7/25/2035(c)	490,179
1,463,855	HarborView Mortgage Loan Trust, Series 2006-10, Class 2A1A, 0.628%, 11/19/2036(c)	1,197,911
1,054,991	IndyMac Index Mortgage Loan Trust, Series 2004-AR12, Class A1, 1.233%, 12/25/2034(c)	871,414
2,089,596	IndyMac Index Mortgage Loan Trust, Series 2005-16IP, Class A1, 1.093%, 7/25/2045(c)	1,708,971
1,855,000	Invitation Homes Trust, Series 2014-SFR1, Class B, 1.946%, 6/17/2031, 144A(b)(c)	1,826,619

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of June 30, 2016 (Unaudited)

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Home Equity — continued
$860,000	Invitation Homes Trust, Series 2015-SFR1, Class E, 4.646%, 3/17/2032, 144A(c)	$862,963
2,506,089	JPMorgan Alternative Loan Trust, Series 2006-A1, Class 3A1, 2.785%, 3/25/2036(c)	2,070,218
851,558	JPMorgan Mortgage Trust, Series 2003-A2, Class 3A1, 2.467%, 11/25/2033(b)(c)	805,073
2,458,401	JPMorgan Mortgage Trust, Series 2004-S1, Class 2A1, 6.000%, 9/25/2034	2,483,331
1,818,884	JPMorgan Mortgage Trust, Series 2005-A2, Class 3A2, 2.727%, 4/25/2035(b)(c)	1,745,738
633,096	JPMorgan Mortgage Trust, Series 2005-A3, Class 4A1, 2.816%, 6/25/2035(b)(c)	633,893
2,281,839	JPMorgan Mortgage Trust, Series 2005-S3, Class 1A9, 6.000%, 1/25/2036	1,810,717
1,379,325	JPMorgan Mortgage Trust, Series 2006-A1, Class 1A2, 2.695%, 2/25/2036(c)	1,213,121
2,794,265	JPMorgan Mortgage Trust, Series 2006-A7, Class 2A4, 2.787%, 1/25/2037(c)	2,464,734
2,160,747	JPMorgan Mortgage Trust, Series 2007-S1, Class 2A22, 5.750%, 3/25/2037	1,725,998
583,072	Lehman XS Trust, Series 2005-7N, Class 3A1, 0.733%, 12/25/2035(c)	351,845
117	Lehman XS Trust, Series 2006-12N, Class A2A1, 0.603%, 8/25/2046(c)(d)	114
2,130,130	Lehman XS Trust, Series 2006-4N, Class A2A, 0.673%, 4/25/2046(c)	1,469,874
360,755	MASTR Adjustable Rate Mortgages Trust, Series 2004-4, Class 5A1, 2.962%, 5/25/2034(b)(c)(d)	345,464
1,766,121	MASTR Adjustable Rate Mortgages Trust, Series 2004-7, Class 3A1, 2.684%, 7/25/2034(c)	1,702,239
503,993	MASTR Adjustable Rate Mortgages Trust, Series 2006-2, Class 1A1, 2.918%, 4/25/2036(c)	459,141
711,445	MASTR Alternative Loan Trust, Series 2003-9, Class 4A1, 5.250%, 11/25/2033(b)	726,514
714,008	MASTR Alternative Loan Trust, Series 2004-5, Class 1A1, 5.500%, 6/25/2034(b)	731,634
861,523	MASTR Alternative Loan Trust, Series 2004-5, Class 2A1, 6.000%, 6/25/2034(b)	879,177
2,211,750	MASTR Alternative Loan Trust, Series 2004-8, Class 2A1, 6.000%, 9/25/2034	2,284,978
1,552,000	Merrill Lynch Alternative Note Asset Trust, Series 2007-F1, Class 2A8, 6.000%, 3/25/2037	1,186,941
281,194	MLCC Mortgage Investors, Inc., Series 2006-2, Class 2A, 2.516%, 5/25/2036(b)(c)	270,304
801,049	Morgan Stanley Mortgage Loan Trust, Series 2005-7, Class 4A2, 5.500%, 11/25/2035(d)	734,766
1,694,331	Morgan Stanley Mortgage Loan Trust, Series 2005-7, Class 7A5, 5.500%, 11/25/2035	1,741,514
2,280,154	National City Mortgage Capital Trust, Series 2008-1, Class 2A1, 6.000%, 3/25/2038	2,366,405
963,295	NYMT Residential LLC, Series 2016-RP1A, Class A, 4.000%, 3/25/2021, 144A(b)(c)	965,650
1,575,480	Oak Hill Advisors Residential Loan Trust, Series 15-NPL2 Class A1, 3.721%, 7/25/2055, 144A(b)(c)	1,567,669

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of June 30, 2016 (Unaudited)

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Home Equity — continued
$2,603,957	RCO Depositor II LLC, Series 2015-2A, Class A, 4.500%, 11/25/2045, 144A(b)(c)	$2,607,748
2,700,000	RCO Depositor II LLC, Series 2015-2A, Class M, 5.000%, 11/25/2045, 144A(c)	2,586,556
1,891,530	Residential Asset Securitization Trust, Series 2005-A8CB, Class A9, 5.375%, 7/25/2035	1,639,909
678,841	Residential Funding Mortgage Securities, Series 2006-S1, Class 1A3, 5.750%, 1/25/2036	673,209
732,992	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-12, Class 6A, 2.854%, 9/25/2034(b)(c)	719,778
1,189,072	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 1A, 2.858%, 6/25/2034(b)(c)	1,169,816
610,120	Structured Adjustable Rate Mortgage Loan Trust, Series 2005-14, Class A1, 0.763%, 7/25/2035(c)	433,784
995,523	Structured Asset Securities Corp. Mortgage Pass Through Certificates, Series 2004-20, Class 8A7, 5.750%, 11/25/2034(b)	1,008,660
496,450	Structured Asset Securities Corp. Trust, Series 2005-1, Class 7A7, 5.500%, 2/25/2035	503,336
1,299,831	VOLT XXXI LLC, Series 2015-NPL2, Class A1, 3.375%, 2/25/2055, 144A(b)(c)	1,287,020
505,605	WaMu Mortgage Pass Through Certificates, Series 2004-CB2, Class 2A, 5.500%, 7/25/2034(b)	518,547
1,123,943	WaMu Mortgage Pass Through Certificates, Series 2006-AR11, Class 2A, 2.178%, 9/25/2046(c)	1,035,053
3,298,115	WaMu Mortgage Pass Through Certificates, Series 2006-AR19, Class 2A, 1.928%, 1/25/2047(c)	2,948,002
2,060,488	WaMu Mortgage Pass Through Certificates, Series 2007-HY5, Class 2A3, 2.313%, 5/25/2037(c)	1,699,527
855,000	Wedgewood Real Estate Trust, Series 2016-1, Class A2, 5.000%, 7/15/2046, 144A(c)	851,349
462,667	Wells Fargo Mortgage Backed Securities Trust, Series 2004-O, Class A1, 2.757%, 8/25/2034(b)(c)	458,734
310,665	Wells Fargo Mortgage Backed Securities Trust, Series 2005-11, Class 2A3, 5.500%, 11/25/2035(b)	320,708
1,258,695	Wells Fargo Mortgage Backed Securities Trust, Series 2005-16, Class A18, 6.000%, 1/25/2036	1,242,904
650,299	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR10, Class 2A4, 2.880%, 5/01/2035(b)(c)	657,391

		126,429,964

	ABS Other — 4.0%
4,410,714	AIM Aviation Finance Ltd., Series 2015-1A, Class B1, 5.072%, 2/15/2040, 144A(b)(c)	4,181,975
3,007,870	Cronos Containers Program I Ltd., 3.270%, 11/18/2029, 144A(b)	2,879,069
676,592	Diamond Resorts Owner Trust, Series 2011-1, Class A, 4.000%, 3/20/2023, 144A(b)	677,890
1,900,016	GCA2014 Holdings Ltd., Series 2014-1, Class C, 6.000%, 1/05/2030, 144A(d)(g)	1,463,012
729,341	GCA2014 Holdings Ltd., Series 2014-1, Class D, 7.500%, 1/05/2030, 144A(d)(g)	452,192

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of June 30, 2016 (Unaudited)

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Other — continued
$3,410,000	GCA2014 Holdings Ltd., Series 2014-1, Class E, Zero Coupon, 1/05/2030, 144A(d)(f)(g)	$477,400
5,700,000	GE Accounts Receivable Funding, 6.992%, 8/24/2017, 144A(d)(g)	5,700,000
1,378,623	Global Container Assets Ltd., Series 2015-1A, Class B, 4.500%, 2/05/2030, 144A(e)(g)	1,330,671
3,120,000	OneMain Financial Issuance Trust, 4.160%, 11/20/2028, 144A(b)	3,006,611
1,208,806	OneMain Financial Issuance Trust, Series 2014-1A, Class A, 2.430%, 6/18/2024, 144A(b)	1,210,145
730,000	OneMain Financial Issuance Trust, Series 2014-2A, Class A, 2.470%, 9/18/2024, 144A(b)	731,585
745,000	OneMain Financial Issuance Trust, Series 2014-2A, Class B, 3.020%, 9/18/2024, 144A(b)	741,299
6,475,000	OneMain Financial Issuance Trust, Series 2014-2A, Class D, 5.310%, 9/18/2024, 144A	6,407,216
1,265,000	OneMain Financial Issuance Trust, Series 2015-1A, Class A, 3.190%, 3/18/2026, 144A(b)	1,278,028
3,100,000	OneMain Financial Issuance Trust, Series 2016-1A, Class C, 6.000%, 2/20/2029, 144A(b)	3,006,938
2,685,000	OneMain Financial Issuance Trust, Series 2016-2A, Class B, 5.940%, 3/20/2028, 144A(b)	2,769,301
4,449,521	Shenton Aircraft Investment I Ltd., Series 2015-1A, Class A, 4.750%, 10/15/2042, 144A(b)	4,364,006
190,451	Sierra Timeshare Receivables Funding LLC, Series 2012-1A, Class A, 2.840%, 11/20/2028, 144A(b)	190,945
748,710	Sierra Timeshare Receivables Funding LLC, Series 2013-1A, Class A, 1.590%, 11/20/2029, 144A(b)	742,753
1,515,413	Sierra Timeshare Receivables Funding LLC, Series 2013-3A, Class A, 2.200%, 10/20/2030, 144A(b)	1,515,894
1,340,904	Springleaf Funding Trust, Series 2014-AA, Class A, 2.410%, 12/15/2022, 144A(b)	1,341,713
2,751,583	TAL Advantage V LLC, Series 2013-2A, Class A, 3.550%, 11/20/2038, 144A(b)	2,682,166

		47,150,809

	ABS Student Loan — 0.5%
369,102	SoFi Professional Loan Program LLC, Series 2014-B, Class A1, 1.703%, 8/25/2032, 144A(b)(c)	369,102
1,870,484	SoFi Professional Loan Program LLC, Series 2015-A, Class A1, 1.639%, 3/25/2033, 144A(b)(c)	1,845,820
3,110,000	SoFi Professional Loan Program LLC, Series 2016-A, Class B, 3.570%, 1/26/2038, 144A(b)	3,116,286

		5,331,208

	Aerospace & Defense — 0.9%
1,135,000	Embraer Netherlands Finance BV, 5.050%, 6/15/2025(b)	1,120,132
1,195,000	Embraer Overseas Ltd., 5.696%, 9/16/2023, 144A(b)	1,236,825
6,003,000	Meccanica Holdings USA, Inc., 6.250%, 1/15/2040, 144A(b)	5,597,797
825,000	Rockwell Collins, Inc., 1.003%, 12/15/2016(b)(c)	825,269
3,045,000	Textron Financial Corp., (fixed rate to 2/15/2017, variable rate thereafter), 6.000%, 2/15/2067, 144A(b)	1,857,450

		10,637,473

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of June 30, 2016 (Unaudited)

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Airlines — 2.8%
$8,490,000	Air Canada Pass Through Trust, Series 2015-2, Class B, 5.000%, 6/15/2025, 144A(b)	$8,251,091
27,566,537	Latam Airlines Pass Through Trust, Series 2015-1, Class B, 4.500%, 8/15/2025, 144A(b)	24,270,958

		32,522,049

	Automotive — 3.2%
3,700,000	American Honda Finance Corp., Series MTN, 1.097%, 9/20/2017(b)(c)	3,706,678
6,590,000	Daimler Finance North America LLC, 1.317%, 8/01/2016, 144A(b)(c)	6,592,689
2,750,000	General Motors Financial Co., Inc., 3.700%, 5/09/2023(b)	2,764,286
3,175,000	General Motors Financial Co., Inc., 4.000%, 1/15/2025(b)	3,212,497
6,100,000	Hyundai Capital Services, Inc., 1.447%, 3/18/2017, 144A(b)(c)	6,097,261
5,960,000	Nissan Motor Acceptance Corp., 1.231%, 3/03/2017, 144A(b)(c)	5,964,375
6,640,000	Nissan Motor Acceptance Corp., 1.340%, 9/26/2016, 144A(b)(c)	6,646,965
3,210,000	Volkswagen International Finance NV, 1.066%, 11/18/2016, 144A(b)(c)	3,204,357

		38,189,108

	Banking — 6.4%
3,200,000	Ally Financial, Inc., 4.250%, 4/15/2021(b)	3,196,000
3,200,000	Ally Financial, Inc., 5.750%, 11/20/2025(b)	3,208,000
6,825,000	Bank of America Corp., MTN, 4.200%, 8/26/2024(b)	7,055,125
3,080,000	Bank of America Corp., Series L, MTN, 3.950%, 4/21/2025(b)	3,136,503
850,000	Barclays PLC, 5.200%, 5/12/2026	858,808
4,665,000	HSBC Holdings PLC, 4.300%, 3/08/2026(b)	4,933,583
12,955,000	Intesa Sanpaolo SpA, 5.017%, 6/26/2024, 144A(b)	11,860,264
6,360,000	Intesa Sanpaolo SpA, 5.710%, 1/15/2026, 144A(b)	6,030,018
490,000	Lloyds Banking Group PLC, 4.650%, 3/24/2026	496,180
7,200,000	Morgan Stanley, 4.350%, 9/08/2026(b)	7,532,042
705,000	Royal Bank of Scotland Group PLC, 5.125%, 5/28/2024	687,448
1,765,000	Royal Bank of Scotland Group PLC, 6.000%, 12/19/2023	1,793,473
12,840,000	Santander Holdings USA, Inc., 4.500%, 7/17/2025(b)	13,189,235
400,000	Santander Issuances SAU, 5.179%, 11/19/2025	399,613
3,000,000	Santander UK Group Holdings PLC, 4.750%, 9/15/2025, 144A(b)	2,961,060
1,135,000	Societe Generale S.A., (fixed rate to 12/18/2023, variable rate thereafter), 7.875%(b)(h)	1,042,426
8,400,000	Societe Generale S.A., (fixed rate to 12/18/2023, variable rate thereafter), 7.875%, 144A(b)(h)	7,714,871

		76,094,649

	Building Materials — 1.1%
7,285,000	Cemex SAB de CV, 6.125%, 5/05/2025, 144A	7,084,663
3,920,000	Cemex SAB de CV, 7.750%, 4/16/2026, 144A	4,112,472
1,790,000	Owens Corning, 4.200%, 12/01/2024(b)	1,873,018

		13,070,153

	Cable Satellite — 1.0%
1,325,000	Cablevision S.A., 6.500%, 6/15/2021, 144A	1,348,187
2,865,000	Cox Communications, Inc., 4.500%, 6/30/2043, 144A(b)	2,498,372
1,575,000	Cox Communications, Inc., 4.700%, 12/15/2042, 144A(b)	1,399,068

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of June 30, 2016 (Unaudited)

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Cable Satellite — continued
$2,985,000	DISH DBS Corp., 5.875%, 11/15/2024	$2,776,050
1,475,000	DISH DBS Corp., 7.750%, 7/01/2026, 144A	1,519,250
2,065,000	Time Warner Cable, Inc., 4.500%, 9/15/2042(b)	1,923,436

		11,464,363

	Chemicals — 0.7%
2,596,000	Albemarle Corp., 4.150%, 12/01/2024(b)	2,718,316
3,170,000	Hercules, Inc., 6.500%, 6/30/2029	2,607,325
2,300,000	Solvay Finance (America) LLC, 4.450%, 12/03/2025, 144A(b)	2,462,069

		7,787,710

	Collateralized Mortgage Obligations — 0.5%
59,902,189	Government National Mortgage Association, Series 2012-135, Class IO, 0.688%, 1/16/2053(b)(c)(i)	2,918,201
3,522,467	Merrill Lynch Mortgage Investors Trust, Series 2006-1, Class 1A, 2.703%, 2/25/2036(b)(c)	3,232,546

		6,150,747

	Consumer Cyclical Services — 0.2%
2,330,000	Interval Acquisition Corp., 5.625%, 4/15/2023	2,335,825

	Diversified Manufacturing — 0.2%
1,825,000	Zekelman Industries, Inc., 9.875%, 6/15/2023, 144A	1,843,250

	Electric — 1.5%
1,735,000	AES Corp. (The), 6.000%, 5/15/2026	1,771,869
2,390,000	EDP Finance BV, 4.125%, 1/15/2020, 144A(b)	2,465,524
12,170,000	Enel SpA, (fixed rate to 9/24/2023, variable rate thereafter), 8.750%, 9/24/2073, 144A(b)	13,858,587

		18,095,980

	Finance Companies — 2.4%
2,300,000	Air Lease Corp., 3.750%, 2/01/2022(b)	2,355,991
8,365,000	Air Lease Corp., 4.250%, 9/15/2024(b)	8,469,563
7,015,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.875%, 8/01/2021, 144A(b)	6,278,425
11,963,000	Quicken Loans, Inc., 5.750%, 5/01/2025, 144A(b)	11,544,295

		28,648,274

	Financial Other — 0.6%
6,780,000	Rialto Holdings LLC/Rialto Corp., 7.000%, 12/01/2018, 144A	6,796,950

	Food & Beverage — 1.1%
10,800,000	BRF S.A., 7.750%, 5/22/2018, 144A, (BRL)(b)	3,067,895
3,225,000	Cosan Luxembourg S.A., 7.000%, 1/20/2027, 144A	3,192,750
2,300,000	Cosan Luxembourg S.A., 9.500%, 3/14/2018, 144A, (BRL)(b)	674,828
460,000	JBS Investments GmbH, 7.250%, 4/03/2024, 144A	473,662
2,090,000	JBS USA LLC/JBS USA Finance, Inc., 5.750%, 6/15/2025, 144A	1,964,600
145,000	JBS USA LLC/JBS USA Finance, Inc., 7.250%, 6/01/2021, 144A(b)	150,075
3,035,000	Marfrig Holdings Europe BV, 8.000%, 6/08/2023, 144A	3,095,700

		12,619,510

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of June 30, 2016 (Unaudited)

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Government Owned – No Guarantee — 2.4%
18,670,000,000	Financiera de Desarrollo Territorial S.A. Findeter, 7.875%, 8/12/2024, 144A, (COP)	$5,584,940
7,035,000	Petrobras Global Finance BV, 4.875%, 3/17/2020(b)	6,595,312
9,960,000	Petrobras Global Finance BV, 5.375%, 1/27/2021(b)	9,122,862
1,530,000	Petrobras Global Finance BV, 8.750%, 5/23/2026	1,537,650
700,000(††)	Petroleos Mexicanos, 7.650%, 11/24/2021, 144A, (MXN)(b)	3,710,352
1,930,000	YPF S.A., 31.354%, 7/07/2020, 144A(c)(j)	1,930,000

		28,481,116

	Healthcare — 1.4%
5,665,000	Aetna, Inc., 1.307%, 12/08/2017(b)(c)	5,673,243
835,000	Express Scripts Holding Co., 3.400%, 3/01/2027	833,938
5,075,000	Express Scripts Holding Co., 4.500%, 2/25/2026(b)	5,575,618
4,785,000	Greatbatch Ltd., 9.125%, 11/01/2023, 144A	4,767,056

		16,849,855

	Independent Energy — 5.3%
135,000	Anadarko Petroleum Corp., 4.500%, 7/15/2044(b)	123,988
1,915,000	Antero Resources Corp., 5.125%, 12/01/2022	1,838,400
275,000	Antero Resources Corp., 5.375%, 11/01/2021	268,813
150,000	Baytex Energy Corp., 5.125%, 6/01/2021, 144A	125,625
665,000	Baytex Energy Corp., 5.625%, 6/01/2024, 144A	535,325
905,000	Bonanza Creek Energy, Inc., 5.750%, 2/01/2023	364,263
240,000	Bonanza Creek Energy, Inc., 6.750%, 4/15/2021	98,400
700,000	California Resources Corp., 5.500%, 9/15/2021	353,500
4,235,000	California Resources Corp., 6.000%, 11/15/2024	2,075,150
1,095,000	California Resources Corp., 8.000%, 12/15/2022, 144A	777,450
245,000	Canadian Natural Resources Ltd., 3.900%, 2/01/2025(b)	242,631
2,905,000	Chesapeake Energy Corp., 4.875%, 4/15/2022	1,844,675
110,000	Chesapeake Energy Corp., 6.125%, 2/15/2021	74,250
140,000	Chesapeake Energy Corp., 6.625%, 8/15/2020	98,350
800,000	Concho Resources, Inc., 5.500%, 10/01/2022(b)	804,000
3,105,000	Concho Resources, Inc., 5.500%, 4/01/2023	3,112,762
860,000	ConocoPhillips, 6.500%, 2/01/2039(b)	1,109,658
2,930,000	ConocoPhillips Co., 4.950%, 3/15/2026(b)	3,322,391
3,635,000	Continental Resources, Inc., 3.800%, 6/01/2024(b)	3,171,537
560,000	Continental Resources, Inc., 4.500%, 4/15/2023	522,200
11,465,000	Continental Resources, Inc., 5.000%, 9/15/2022(b)	11,207,037
1,342,000	Devon Energy Corp., 5.000%, 6/15/2045(b)	1,251,914
2,445,000	Devon Energy Corp., 5.850%, 12/15/2025(b)	2,697,043
1,195,000	Halcon Resources Corp., 8.625%, 2/01/2020, 144A	1,127,028
4,519,000	Matador Resources Co., 6.875%, 4/15/2023	4,609,380
1,265,000	MEG Energy Corp., 6.375%, 1/30/2023, 144A	936,100
180,000	MEG Energy Corp., 6.500%, 3/15/2021, 144A	139,500
2,055,000	MEG Energy Corp., 7.000%, 3/31/2024, 144A	1,582,350
865,000	Noble Energy, Inc., 5.050%, 11/15/2044(b)	871,080
1,216,000	Noble Energy, Inc., 5.625%, 5/01/2021(b)	1,268,641
1,260,000	Oasis Petroleum, Inc., 6.875%, 3/15/2022	1,163,925

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of June 30, 2016 (Unaudited)

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Independent Energy — continued
$7,460,000	OGX Austria GmbH, 8.375%, 4/01/2022, 144A(d)(g)(k)	$—
4,420,000	OGX Austria GmbH, 8.500%, 6/01/2018, 144A(d)(g)(k)	—
1,170,000	Parsley Energy LLC/Parsley Finance Corp., 6.250%, 6/01/2024, 144A	1,184,625
7,565,000	RSP Permian, Inc., 6.625%, 10/01/2022	7,791,950
1,055,000	SM Energy Co., 5.000%, 1/15/2024	902,025
1,750,000	SM Energy Co., 6.125%, 11/15/2022	1,607,813
575,000	Ultra Petroleum Corp., 6.125%, 10/01/2024, 144A(k)	403,938
400,000	Whiting Petroleum Corp., 5.000%, 3/15/2019	368,000
3,255,000	Whiting Petroleum Corp., 6.500%, 10/01/2018	3,124,800

		63,100,517

	Industrial Other — 0.2%
2,200,000	Alfa SAB de CV, 6.875%, 3/25/2044, 144A(b)	2,271,500

	Integrated Energy — 1.2%
2,935,000	BP Capital Markets PLC, 1.052%, 11/07/2016(b)(c)	2,937,269
6,595,000	Chevron Corp., 0.796%, 11/15/2017(b)(c)	6,579,436
7,020,000	Pacific Exploration and Production Corp., 5.125%, 3/28/2023, 144A(k)	1,298,700
2,090,000	Pacific Exploration and Production Corp., 5.375%, 1/26/2019, 144A(k)	386,650
3,310,000	Shell International Finance BV, 0.836%, 11/15/2016(b)(c)	3,311,572

		14,513,627

	Life Insurance — 0.7%
6,115,000	American International Group, Inc., 3.900%, 4/01/2026(b)	6,301,703
1,700,000	Assicurazioni Generali SpA, EMTN, (fixed rate to 12/12/2022, variable rate thereafter), 7.750%, 12/12/2042, (EUR)(b)	2,181,767

		8,483,470

	Lodging — 0.5%
4,900,000	Wyndham Worldwide Corp., 5.100%, 10/01/2025(b)	5,324,281

	Media Entertainment — 0.1%
27,290,000	Grupo Televisa SAB, EMTN, 7.250%, 5/14/2043, (MXN)(b)	1,291,597

	Midstream — 4.2%
410,000	Energy Transfer Partners LP, 5.150%, 3/15/2045(b)	372,565
5,595,000	Energy Transfer Partners LP, 6.125%, 12/15/2045(b)	5,801,556
1,290,000	EnLink Midstream Partners LP, 5.050%, 4/01/2045(b)	1,054,072
765,000	EnLink Midstream Partners LP, 5.600%, 4/01/2044(b)	636,150
630,000	Enterprise Products Operating LLC, 3.700%, 2/15/2026(b)	655,615
595,000	Kinder Morgan Energy Partners LP, 3.450%, 2/15/2023(b)	578,455
835,000	Kinder Morgan Energy Partners LP, 3.500%, 9/01/2023(b)	815,682
1,195,000	Kinder Morgan Energy Partners LP, 4.700%, 11/01/2042(b)	1,076,616
2,155,000	Kinder Morgan Energy Partners LP, 5.000%, 8/15/2042(b)	2,031,697
255,000	Kinder Morgan Energy Partners LP, 5.000%, 3/01/2043(b)	241,433
1,750,000	Kinder Morgan Energy Partners LP, 5.625%, 9/01/2041(b)	1,675,154
450,000	MPLX LP, 4.000%, 2/15/2025(b)	408,760
765,000	MPLX LP, 4.500%, 7/15/2023, 144A(b)	741,462
5,395,000	MPLX LP, 4.875%, 12/01/2024, 144A(b)	5,255,599
2,690,000	NGL Energy Partners LP/NGL Energy Finance Corp., 5.125%, 7/15/2019	2,447,900
415,000	NGL Energy Partners LP/NGL Energy Finance Corp., 6.875%, 10/15/2021	363,125

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of June 30, 2016 (Unaudited)

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Midstream — continued
$1,480,000	Plains All American Pipeline LP/PAA Finance Corp., 4.700%, 6/15/2044(b)	$1,264,108
2,265,000	Plains All American Pipeline LP/PAA Finance Corp., 4.900%, 2/15/2045(b)	2,024,756
1,710,000	Regency Energy Partners LP/Regency Energy Finance Corp., 5.750%, 9/01/2020(b)	1,795,018
5,055,000	Sabine Pass Liquefaction LLC, 5.625%, 3/01/2025(b)	5,036,044
180,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 4.250%, 11/15/2023	161,550
690,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.250%, 5/01/2023	652,050
1,120,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 6.375%, 8/01/2022	1,122,800
6,015,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 6.750%, 3/15/2024, 144A	6,165,375
1,310,000	Western Refining Logistics LP/WNRL Finance Corp., 7.500%, 2/15/2023	1,290,350
2,005,000	Williams Cos., Inc. (The), 5.750%, 6/24/2044(b)	1,709,262
4,195,000	Williams Partners LP, 4.000%, 9/15/2025(b)	3,847,759
965,000	Williams Partners LP, 5.100%, 9/15/2045(b)	827,653

		50,052,566

	Non-Agency Commercial Mortgage-Backed Securities — 5.9%
1,600,000	BLCP Hotel Trust, Series 2014-CLRN, Class D, 2.942%, 8/15/2029, 144A(b)(c)	1,541,882
1,600,000	BLCP Hotel Trust, Series 2014-CLRN, Class E, 4.112%, 8/15/2029, 144A(c)	1,528,979
3,442,048	BXHTL Mortgage Trust, Series 2015-DRMZ, Class M, 8.648%, 5/15/2020, 144A(c)(e)(g)	3,338,787
4,565,000	CFCRE Commercial Mortgage Trust, Series 2011-C1, Class D, 6.386%, 4/15/2044, 144A(b)(c)	4,744,636
2,135,000	Commercial Mortgage Trust, Series 2014-FL5, Class SV4, 4.585%, 10/15/2031, 144A(c)(e)(g)	2,133,243
462,434	Commercial Mortgage Trust, Series 2014-SAVA, Class A, 1.593%, 6/15/2034, 144A(b)(c)	462,120
855,000	Commercial Mortgage Trust, Series 2014-SAVA, Class B, 2.193%, 6/15/2034, 144A(b)(c)	835,805
1,605,000	Commercial Mortgage Trust, Series 2014-SAVA, Class C, 2.842%, 6/15/2034, 144A(b)(c)	1,583,421
3,700,000	Credit Suisse Mortgage Capital Certificates, Series 2015-TOWN, Class A, 1.692%, 3/15/2017, 144A(b)(c)	3,681,158
2,552,340	DBUBS Mortgage Trust, Series 2011-LC1A, Class E, 5.884%, 11/10/2046, 144A(b)(c)	2,695,657
7,430,000	Extended Stay America Trust, Series 2013-ESH7, Class D7, 4.171%, 12/05/2031, 144A(b)(c)	7,464,593
6,505,000	GS Mortgage Securities Trust, Series 2007-GG10, Class AM, 5.988%, 8/10/2045(c)	5,873,364
1,915,000	Hilton USA Trust, Series 2013-HLT, Class CFX, 3.714%, 11/05/2030, 144A(b)	1,925,619
1,460,000	Hilton USA Trust, Series 2013-HLT, Class DFX, 4.407%, 11/05/2030, 144A(b)	1,468,665

See accompanying notes to financial statements.

33  |

Portfolio of Investments – as of June 30, 2016 (Unaudited)

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Non-Agency Commercial Mortgage-Backed Securities — continued
$1,580,000	Hilton USA Trust, Series 2013-HLT, Class EFX, 4.602%, 11/05/2030, 144A(b)(c)	$1,589,925
1,520,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LDPX, Class AM, 5.464%, 1/15/2049(b)(c)	1,495,374
3,090,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2015-SGP, Class D, 4.942%, 7/15/2036, 144A(b)(c)	3,062,933
1,325,000	Morgan Stanley Capital I Trust, Series 2007-HQ12, Class AM, 5.902%, 4/12/2049(b)(c)	1,334,186
1,570,000	Morgan Stanley Capital I Trust, Series 2011-C2, Class D, 5.647%, 6/15/2044, 144A(b)(c)	1,648,324
2,125,000	Morgan Stanley Capital I Trust, Series 2011-C2, Class E, 5.647%, 6/15/2044, 144A(b)(c)	2,185,850
9,846,533	Motel 6 Trust, Series 2015-M6MZ, Class M, 8.230%, 2/05/2020, 144A(e)(g)	9,656,495
2,280,000	SCG Trust, Series 2013-SRP1, Class B, 2.942%, 11/15/2026, 144A(b)(c)	2,232,763
2,200,000	SCG Trust, Series 2013-SRP1, Class C, 3.692%, 11/15/2026, 144A(b)(c)	2,135,156
3,165,000	SCG Trust, Series 2013-SRP1, Class D, 3.776%, 11/15/2026, 144A(b)(c)	2,962,002
2,587,500	WFRBS Commercial Mortgage Trust, Series 2011-C2, Class D, 5.788%, 2/15/2044, 144A(b)(c)	2,692,800

		70,273,737

	Oil Field Services — 0.3%
1,255,000	Diamond Offshore Drilling, Inc., 4.875%, 11/01/2043(b)	894,174
3,490,000	Noble Holding International Ltd., 5.250%, 3/15/2042(b)	1,989,300

		2,883,474

	Pharmaceuticals — 2.6%
3,070,000	Johnson & Johnson, 0.744%, 11/28/2016(b)(c)	3,070,918
5,570,000	Merck & Co., Inc., 0.755%, 2/10/2017(b)(c)	5,572,713
3,175,000	Valeant Pharmaceuticals International, Inc., 5.500%, 3/01/2023, 144A	2,549,922
1,038,000	Valeant Pharmaceuticals International, Inc., 5.625%, 12/01/2021, 144A	856,350
13,686,000	Valeant Pharmaceuticals International, Inc., 5.875%, 5/15/2023, 144A	11,051,445
9,025,000	VRX Escrow Corp., 4.500%, 5/15/2023, 144A, (EUR)	7,561,696

		30,663,044

	Property & Casualty Insurance — 0.5%
5,435,000	Old Republic International Corp., 4.875%, 10/01/2024(b)	5,805,270

	REITs – Health Care — 0.2%
2,510,000	Healthcare Realty Trust, Inc., 3.875%, 5/01/2025(b)	2,525,356

	REITs – Hotels — 0.2%
2,105,000	Host Hotels & Resorts LP, 5.250%, 3/15/2022(b)	2,314,203

	REITs – Shopping Centers — 0.5%
3,225,000	Brixmor Operating Partnership LP, 3.850%, 2/01/2025(b)	3,243,125
2,640,000	Brixmor Operating Partnership LP, 4.125%, 6/15/2026(b)	2,708,508

		5,951,633

	Retailers — 0.1%
1,080,000	Phillips-Van Heusen Corp., 7.750%, 11/15/2023(b)	1,225,800

See accompanying notes to financial statements.

|  34

Portfolio of Investments – as of June 30, 2016 (Unaudited)

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Sovereigns — 0.3%
$3,150,000	Republic of Argentina, 6.875%, 4/22/2021, 144A	$3,351,317
600,000	Republic of Argentina, 7.500%, 4/22/2026, 144A	648,120

		3,999,437

	Technology — 4.5%
4,770,000	Alcatel-Lucent USA, Inc., 6.450%, 3/15/2029(b)	4,972,725
1,542,000	Alcatel-Lucent USA, Inc., 6.500%, 1/15/2028(b)	1,584,405
1,275,000	Avnet, Inc., 4.625%, 4/15/2026(b)	1,324,309
1,375,000	Diamond 1 Finance Corp./Diamond 2 Finance Corp., 5.875%, 6/15/2021, 144A	1,402,187
11,255,000	Diamond 1 Finance Corp./Diamond 2 Finance Corp., 6.020%, 6/15/2026, 144A(b)	11,733,191
745,000	Diamond 1 Finance Corp./Diamond 2 Finance Corp., 7.125%, 6/15/2024, 144A	778,094
2,415,000	Flextronics International Ltd., 4.750%, 6/15/2025(b)	2,439,150
10,955,000	Keysight Technologies, Inc., 4.550%, 10/30/2024(b)	11,162,838
1,375,000	Micron Technology, Inc., 5.625%, 1/15/2026, 144A	1,144,688
6,695,000	Open Text Corp., 5.875%, 6/01/2026, 144A	6,711,737
6,125,000	Verisk Analytics, Inc., 5.500%, 6/15/2045(b)	6,298,687
2,840,000	Western Digital Corp., 10.500%, 4/01/2024, 144A	3,038,800

		52,590,811

	Wirelines — 0.0%
10,085,000	Oi S.A., 9.750%, 9/15/2016, 144A, (BRL)	474,849

	Total Non-Convertible Bonds (Identified Cost $966,976,420)	932,543,983

Convertible Bonds — 2.7%
	Building Materials — 0.3%
3,390,000	CalAtlantic Group, Inc., 0.250%, 6/01/2019(b)	3,137,869
665,000	KB Home, 1.375%, 2/01/2019	635,075

		3,772,944

	Consumer Products — 0.1%
1,335,000	Iconix Brand Group, Inc., 1.500%, 3/15/2018	1,079,681

	Diversified Operations — 0.1%
775,000	RWT Holdings, Inc., 5.625%, 11/15/2019	758,531

	Healthcare — 0.1%
1,215,000	Brookdale Senior Living, Inc., 2.750%, 6/15/2018	1,186,903
765,000	Nevro Corp., 1.750%, 6/01/2021	802,772

		1,989,675

	Midstream — 1.2%
4,385,000	Chesapeake Energy Corp., 2.500%, 5/15/2037	4,045,163
11,350,000	Whiting Petroleum Corp., Series 2, 1.250%, 6/05/2020	10,129,875

		14,175,038

	Pharmaceuticals — 0.2%
1,265,000	BioMarin Pharmaceutical, Inc., 1.500%, 10/15/2020	1,462,656
1,275,000	Intercept Pharmaceuticals, Inc., 3.250%, 7/01/2023	1,275,000

		2,737,656

See accompanying notes to financial statements.

35  |

Portfolio of Investments – as of June 30, 2016 (Unaudited)

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	REITs – Mortgage — 0.1%
$1,245,000	Redwood Trust, Inc., 4.625%, 4/15/2018	$1,230,216

	Technology — 0.6%
1,965,000	Brocade Communications Systems, Inc., 1.375%, 1/01/2020(b)	1,928,156
55,000	CalAmp Corp., 1.625%, 5/15/2020	51,013
650,000	Ciena Corp., 3.750%, 10/15/2018, 144A	758,469
970,000	Cypress Semiconductor Corp., 4.500%, 1/15/2022, 144A	1,036,687
440,000	LinkedIn Corp., 0.500%, 11/01/2019(b)	434,225
1,205,000	Micron Technology, Inc., Series G, 3.000%, 11/15/2043	920,319
1,520,000	Nuance Communications, Inc., 1.000%, 12/15/2035, 144A	1,335,700
340,000	Viavi Solutions, Inc., 0.625%, 8/15/2033	331,287

		6,795,856

	Total Convertible Bonds (Identified Cost $33,964,022)	32,539,597

	Total Bonds and Notes (Identified Cost $1,000,940,442)	965,083,580

Senior Loans — 3.1%
	Automotive — 0.1%
1,595,777	Gates Global, Inc., Term Loan B, 4.250%, 7/06/2021(c)	1,510,339

	Building Materials — 0.3%
1,861,200	Continental Building Products LLC, 1st Lien Term Loan, 4.000%, 8/28/2020(c)	1,851,112
1,309,267	Ply Gem Industries, Inc., Term Loan, 4.000%, 2/01/2021(c)	1,296,174

		3,147,286

	Consumer Products — 0.1%
1,980,316	SRAM LLC, New Term Loan B, 4.013%, 4/10/2020(l)	1,742,678

	Food & Beverage — 0.3%
3,055,000	U.S. Foods, Inc., 2016 Term Loan B, 6/27/2023(m)	3,039,725

	Industrial Other — 0.4%
1,901,012	Pinnacle Operating Corp., Term Loan, 4.750%, 11/15/2018(c)	1,786,951
2,955,150	USAGM HoldCo LLC, 2015 Term Loan, 4.750%, 7/28/2022(c)	2,844,332

		4,631,283

	Midstream — 0.2%
1,002,817	Energy Transfer Equity LP, 2015 Term Loan, 4.000%, 12/02/2019(c)	973,204
1,598,385	Energy Transfer Equity LP, New Term Loan, 3.250%, 12/02/2019(c)	1,539,021

		2,512,225

	Natural Gas — 0.1%
960,302	Southcross Energy Partners LP, 1st Lien Term Loan, 5.250%, 8/04/2021(c)	816,256

	Other Utility — 0.3%
3,144,946	PowerTeam Services LLC, 1st Lien Term Loan, 4.250%, 5/06/2020(c)	3,125,290

	Property & Casualty Insurance — 0.1%
1,471,375	Hyperion Insurance Group Ltd., 2015 Term Loan B, 5.500%, 4/29/2022(c)	1,387,992

See accompanying notes to financial statements.

|  36

Portfolio of Investments – as of June 30, 2016 (Unaudited)

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Retailers — 0.2%
$1,869,678	Talbots, Inc. (The), 1st Lien Term Loan, 5.500%, 3/19/2020(c)	$1,808,914

	Technology — 0.6%
2,824,975	Aptean, Inc., 1st Lien Term Loan, 5.250%, 2/26/2020(c)	2,779,069
2,000,004	Microsemi Corp., 2015 Term Loan B, 1/15/2023(m)	1,993,764
2,670,000	Western Digital Corp., USD Term Loan B, 6.250%, 4/29/2023(c)	2,678,357

		7,451,190

	Transportation Services — 0.1%
449,258	OSG Bulk Ships, Inc., OBS Term Loan, 5.250%, 8/05/2019(c)	431,288
1,283,364	WEX, Inc., Term Loan B, 7/01/2023(m)	1,273,739

		1,705,027

	Wirelines — 0.3%
3,495,750	Integra Telecom, Inc., 2015 1st Lien Term Loan, 5.250%, 8/14/2020(c)	3,393,080

	Total Senior Loans (Identified Cost $37,172,697)	36,271,285

Loan Participations — 0.2%
	ABS Other — 0.2%
2,383,125	Rise Ltd., Series 2014-1, Class A, 4.750%, 2/15/2039 (c)(e)(g) (Identified Cost $2,400,998)	2,347,378

Shares
Preferred Stocks — 0.5%
Non-Convertible Preferred Stock — 0.3%
	Cable Satellite — 0.3%
4,040,000	NBCUniversal Enterprise, Inc., 5.250%, 144A(b) (Identified Cost $4,040,000)	4,166,250

Convertible Preferred Stocks — 0.2%
	Food & Beverage — 0.1%
15,500	Bunge Ltd., 4.875%	1,433,905

	Pharmaceuticals — 0.1%
521	Allergan PLC, Series A, 5.500%	434,316

	Total Convertible Preferred Stocks (Identified Cost $1,867,246)	1,868,221

	Total Preferred Stocks (Identified Cost $5,907,246)	6,034,471

Common Stocks — 0.6%
	Energy Equipment & Services — 0.1%
35,206	Halliburton Co.	1,594,480

	Oil, Gas & Consumable Fuels — 0.0%
188,463	OGX Petroleo e Gas S.A., Sponsored ADR	68,600

See accompanying notes to financial statements.

37  |

Portfolio of Investments – as of June 30, 2016 (Unaudited)

Loomis Sayles Strategic Alpha Fund – (continued)

Shares	Description	Value (†)
	Technology Hardware, Storage & Peripherals — 0.5%
216,000	EMC Corp.	$5,868,720

	Total Common Stocks (Identified Cost $7,465,033)	7,531,800

Other Investments — 0.7%
	Aircraft ABS — 0.7%
900	ECAF I Blocker Ltd.(d)(g) (Identified Cost $9,000,000)	8,729,271

Shares/ Units of Currency(†††)
Purchased Options — 0.1%
	Over-the-Counter Options on Currency — 0.1%
15,000,000	CAD Put, expiring July 08, 2016 at 1.4148(n)	15
11,100,000	NOK Call, expiring July 08, 2016 at 9.7615(o) (Identified Cost $786,669)	626,813

		626,828

	Index Options — 0.0%
188,000	Nikkei 225™, Call expiring September 09, 2016 at 17,500 (Identified Cost $737,317)	242,676

	Total Purchased Options (Identified Cost $1,523,986)	869,504

Notional Amount(†††)
Purchased Swaptions — 0.1%
	Interest Rate Swaptions — 0.1%
$336,950,000	1-year Interest Rate Swap Put, expiring 08/16/2016, Pay 28-day TIIE, Receive MXN 4.900%(p)	19,394
1,225,000,000	1-year Interest Rate Swap Put, expiring 08/17/2016, Pay 28-day TIIE, Receive MXN 4.890%(q)	67,748
665,100,000	1-year Interest Rate Swap Put, expiring 1/9/2017, Pay 3-Month SAFEX-JIBAR, Receive ZAR 8.480%(p)	383,291
1,174,600,000	1-year Interest Rate Swap Put, expiring 1/9/2017, Pay 3-Month SAFEX-JIBAR, Receive ZAR 8.480%(q)	676,910
130,200,000	10-year Interest Rate Swap Call, expiring 9/19/2016, Pay 2.570%, Receive 3-month LIBOR(o)	3,695

	Total Purchased Swaptions (Identified Cost $5,244,176)	1,151,038

See accompanying notes to financial statements.

|  38

Portfolio of Investments – as of June 30, 2016 (Unaudited)

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
Short-Term Investments — 13.0%
$152,679	Repurchase Agreement with State Street Bank and Trust Company, dated 6/30/2016 at 0.000% to be repurchased at 152,679 on 7/01/2016 collateralized by $152,200 U.S. Treasury Note, 1.500% due 8/31/2018 valued at $155,828 including accrued interest (Note 2 of Notes to Financial Statements)	$152,679
58,910,118	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/2016 at 0.030% to be repurchased at $58,910,167 on 7/01/2016 collateralized by $140,000 U.S. Treasury Note, 1.625% due 7/31/2019 valued at $144,641; $57,920,000 U.S. Treasury Note, 1.750% due 9/30/2022 valued at $59,947,200 including accrued interest (Note 2 of Notes to Financial Statements)	58,910,118
5,400,000	U.S. Treasury Bills, 0.455%, 7/14/2016(b)(r)(s)	5,399,757
30,200,000	U.S. Treasury Bills, 0.458%, 11/25/2016(r)	30,168,109
30,200,000	U.S. Treasury Bills, 0.551%, 3/02/2017(r)	30,120,997
29,220,000	U.S. Treasury Bills, 0.667%, 5/25/2017(r)	29,113,902

	Total Short-Term Investments (Identified Cost $153,735,048)	153,865,562

	Total Investments — 99.9% (Identified Cost $1,223,389,626)(a)	1,181,883,889
	Other assets less liabilities — 0.1%	737,500

	Net Assets — 100.0%	$1,182,621,389

Shares (†††)
Written Options — (0.0%)
	Index Options — (0.0%)
188,000	Nikkei 225™, Call expiring September 09, 2016 at 19,000 (Premiums Received $239,096)	$(47,163)

Notional Amount (†††)
Written Swaptions — (0.0%)
	Interest Rate Swaptions — (0.0%)
$130,200,000	10-year Interest Rate Swap Call, expiring 9/19/2016, Pay 3-month LIBOR, Receive 3.070%(o) (Premiums Received $1,783,740)	$(367)

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.
(†††)	Interest rate swaptions are expressed as notional amount. Options on currency are expressed as units of currency. Options on securities are expressed as shares.

See accompanying notes to financial statements.

39  |

Portfolio of Investments – as of June 30, 2016 (Unaudited)

Loomis Sayles Strategic Alpha Fund – (continued)

(a)	Federal Tax Information (Amounts exclude certain adjustments that will be made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales. Amortization of premium on debt securities is excluded for tax purposes.):
At June 30, 2016, the net unrealized depreciation on investments based on a cost of $1,223,564,191 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$22,300,412
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(63,980,714)

	Net unrealized depreciation	$(41,680,302)

(b)	Security (or a portion thereof) has been designated to cover the Fund’s obligations under open derivative contracts and when-issued/delayed delivery transactions.
(c)	Variable rate security. Rate as of June 30, 2016 is disclosed.
(d)	Fair valued by the Fund’s adviser. At June 30, 2016, the value of these securities amounted to $18,569,801 or 1.6% of net assets. See Note 2 of Notes to Financial Statements.
(e)	Securities classified as fair valued pursuant to the Fund’s pricing policies and procedures. At June 30, 2016, the value of these securities amounted to $18,806,574 or 1.6% of net assets. See Note 2 of Notes to Financial Statements.
(f)	Non-income producing security.
(g)	Illiquid security.
(h)	Perpetual bond with no specified maturity date.
(i)	Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the outstanding par amount of the pool held as of the end of the period.
(j)	When-issued/delayed delivery. See Note 2 of Notes to Financial Statements.
(k)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(l)	Variable rate security. Rate shown represents the weighted average rate of underlying contracts at June 30, 2016.
(m)	Position is unsettled. Contract rate was not determined at June 30, 2016 and does not take effect until settlement date. Maturity date is not finalized until settlement date.
(n)	Counterparty is Morgan Stanley Capital Services, Inc.
(o)	Counterparty is Bank of America, N.A.
(p)	Counterparty is JPMorgan Chase Bank, N.A.
(q)	Counterparty is Deutsche Bank AG.
(r)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(s)	Security (or a portion thereof) has been pledged as collateral for open derivative contracts.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2016, the value of Rule 144A holdings amounted to $439,990,953 or 37.2% of net assets.
ABS	Asset-Backed Securities
ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
EMTN	Euro Medium Term Note
JIBAR	Johannesburg Interbank Agreed Rate
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note

See accompanying notes to financial statements.

|  40

Portfolio of Investments – as of June 30, 2016 (Unaudited)

Loomis Sayles Strategic Alpha Fund – (continued)

REITs	Real Estate Investment Trusts
SAFEX	South African Futures Exchange
TIIE	Equilibrium Interbank Interest Rate (Tasa de Interes de Equilibrio)

BRL	Brazilian Real
CAD	Canadian Dollar
COP	Colombian Peso
EUR	Euro
MXN	Mexican Peso
NOK	Norwegian Krone
USD	U.S. Dollar
ZAR	South African Rand

At June 30, 2016, the Fund had the following open bilateral credit default swap agreements:

Buy Protection
Counterparty	Reference Obligation	(Pay)/ Receive Fixed Rate	Expiration Date	Notional Value(‡)		Unamortized Up Front Premium Paid/ (Received)	Market Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	Deutsche Bank AG	(1.00%)	6/20/2021	720,000	EUR	$33,890	$44,172	$10,282
Barclays Bank PLC	Deutsche Bank AG	(1.00%)	6/20/2021	615,000	EUR	31,730	37,730	6,000
Barclays Bank PLC	Markit iTraxx Asia ex-Japan Index Series 25, 5-Year	(1.00%)	6/20/2021	4,370,000		84,830	84,093	(737)
Barclays Bank PLC	Republic of Turkey	(1.00%)	6/20/2021	7,300,000		497,929	474,887	(23,042)
Credit Suisse International	Deutsche Bank AG	(1.00%)	6/20/2021	1,365,000	EUR	57,461	83,743	26,282
Morgan Stanley Capital Services, Inc.	Markit iTraxx Asia ex-Japan Index Series 25, 5-Year	(1.00%)	6/20/2021	8,910,000		179,023	171,457	(7,566)

Total							$896,082	$11,219

Sell Protection
Counterparty	Reference Obligation	(Pay)/ Receive Fixed Rate	Expiration Date	Implied Credit Spread^	Notional Value(‡)	Unamortized Up Front Premium Paid/ (Received)	Market Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	Deutsche Bank AG	1.00%	6/20/2021	4.22%	720,000 EUR	$(101,356)	$(116,300)	$(14,944)
Barclays Bank PLC	Deutsche Bank AG	1.00%	6/20/2021	4.22%	615,000 EUR	(93,161)	(99,339)	(6,178)
Credit Suisse International	Deutsche Bank AG	1.00%	6/20/2021	4.22%	1,365,000 EUR	(186,231)	(220,486)	(34,255)

Total							$(436,125)	$(55,377)

See accompanying notes to financial statements.

41  |

Portfolio of Investments – as of June 30, 2016 (Unaudited)

Loomis Sayles Strategic Alpha Fund – (continued)

At June 30, 2016, the Fund had the following open centrally cleared credit default swap agreements:

Buy Protection
Reference Obligation	(Pay)/ Receive Fixed Rate	Expiration Date	Notional Value(‡)	Market Value	Unrealized Appreciation (Depreciation)
Markit iTraxx Europe Series 25, 5-Year	(1.00%)	06/20/2021	10,625,000 EUR	$(88,445)	$(46,172)
Markit iTraxx Europe Series 25, 5-Year	(1.00%)	06/20/2021	10,625,000 EUR	(88,445)	(89,873)

Total				$(176,890)	$(136,045)

Sell Protection
Reference Obligation	(Pay)/ Receive Fixed Rate	Expiration Date	Implied Credit Spread^	Notional Value(‡)	Market Value	Unrealized Appreciation (Depreciation)
Markit iTraxx Europe Crossover Series 25, 5-Year	5.00%	06/20/2021	3.69%	10,625,000 EUR	$671,055	$112,494
Markit iTraxx Europe Crossover Series 25, 5-Year	5.00%	06/20/2021	3.69%	10,625,000 EUR	671,054	300,636

Total					$1,342,109	$413,130

(‡)	Notional value stated in U.S. dollars unless otherwise noted.
^	Implied credit spreads, represented in absolute terms, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

At June 30, 2016, the Fund had the following open bilateral interest rate swap agreements:

Counterparty	Notional Value	Currency	Expiration Date	Fund Pays	Fund Receives	Market Value[1]
Bank of America, N.A.	36,000,000	ZAR	5/8/2025	7.950%	3-month SAFEX-JIBAR	$49,964
Barclays Bank PLC	291,000,000	ZAR	5/5/2025	7.950%	3-month SAFEX-JIBAR	403,013
JPMorgan Chase Bank, N.A.	57,120,000	ZAR	4/17/2025	7.720%	3-month SAFEX-JIBAR	133,911

Total						$586,888

1 There are no up front payments on interest rate swap agreements; therefore unrealized appreciation (depreciation) is equal to market value.

At June 30, 2016, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell	Delivery Date	Currency	Units of Currency	Notional Value	Unrealized Appreciation (Depreciation)
Buy[1]	7/05/2016	Brazilian Real	88,475,000	$27,542,571	$1,614,311
Sell[1]	7/05/2016	Brazilian Real	88,475,000	27,542,571	(3,135,674)
Sell[1]	7/11/2016	Brazilian Real	23,300,000	7,240,329	(582,235)
Sell[2]	7/20/2016	Canadian Dollar	31,300,000	24,228,444	(285,784)

See accompanying notes to financial statements.

|  42

Portfolio of Investments – as of June 30, 2016 (Unaudited)

Loomis Sayles Strategic Alpha Fund – (continued)

Contract to Buy/Sell (continued)	Delivery Date	Currency	Units of Currency	Notional Value	Unrealized Appreciation (Depreciation)
Sell[2]	9/30/2016	Canadian Dollar	39,200,000	$30,346,624	$(366,891)
Buy[2]	9/13/2016	Chilean Peso	12,300,000,000	18,468,822	347,275
Sell[2]	9/13/2016	Chilean Peso	12,300,000,000	18,468,822	(336,055)
Buy[3]	7/29/2016	Colombian Peso	46,000,000,000	15,661,913	326,023
Sell[3]	7/25/2016	Colombian Peso	18,400,000,000	6,270,570	(199,967)
Sell[3]	7/29/2016	Colombian Peso	46,000,000,000	15,661,913	2,840
Buy[1]	7/05/2016	Euro	26,000,000	28,853,495	(3,905)
Sell[1]	7/05/2016	Euro	26,000,000	28,853,495	234,005
Sell[3]	7/29/2016	Euro	2,090,000	2,321,401	(8,816)
Sell[4]	7/29/2016	Euro	8,389,000	9,317,813	(25,527)
Sell[1]	8/05/2016	Euro	26,000,000	28,886,255	2,345
Buy[1]	7/05/2016	Hungarian Forint	7,777,600,000	27,336,820	(337,533)
Buy[1]	8/05/2016	Hungarian Forint	7,777,600,000	27,333,938	83,316
Sell[1]	7/05/2016	Hungarian Forint	7,777,600,000	27,336,820	(85,243)
Sell[3]	7/25/2016	Indonesian Rupiah	196,800,000,000	14,850,542	(36,842)
Buy[2]	8/09/2016	Japanese Yen	2,050,000,000	19,872,996	624,285
Buy[2]	7/20/2016	Mexican Peso	445,000,000	24,306,204	1,037,621
Sell[2]	7/29/2016	Mexican Peso	11,230,986	612,933	(21,093)
Sell[1]	9/12/2016	Mexican Peso	92,400,000	5,019,846	25,447
Sell[1]	8/23/2016	New Taiwan Dollar	1,192,000,000	36,991,493	(483,070)
Sell[5]	8/09/2016	New Zealand Dollar	28,200,000	20,098,631	(527,831)
Buy[2]	9/30/2016	Norwegian Krone	253,000,000	30,226,852	566,550
Sell[1]	9/13/2016	South Korean Won	25,000,000,000	21,688,243	(67,556)
Sell[4]	8/09/2016	Turkish Lira	53,000,000	18,255,635	(245,576)
Sell[1]	9/19/2016	Yuan Renminbi	235,000,000	35,280,783	346,871

Total					$(1,538,709)

At June 30, 2016, the Fund had the following open forward cross currency contracts:

Settlement Date	Deliver/Units of Currency		Receive/Units of Currency			Unrealized Appreciation (Depreciation)
7/07/2016	New Zealand Dollar	36,360,456	Australian Dollar	[5]	34,400,000	$(305,217)
7/07/2016	Australian Dollar	34,400,000	New Zealand Dollar	[5]	35,825,880	(76,432)

Total						$(381,649)

1 Counterparty is Bank of America, N.A.

2 Counterparty is Morgan Stanley Capital Services, Inc.

3 Counterparty is Credit Suisse International

4 Counterparty is Deutsche Bank AG

5 Counterparty is Commonwealth Bank of Australia Sydney

See accompanying notes to financial statements.

43  |

Portfolio of Investments – as of June 30, 2016 (Unaudited)

Loomis Sayles Strategic Alpha Fund – (continued)

At June 30, 2016, open short futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Eurodollar	12/18/2017	2,373	$588,355,688	$(3,406,764)

Industry Summary at June 30, 2016 (Unaudited)

ABS Home Equity	10.7%
Banking	6.4
Non-Agency Commercial Mortgage-Backed Securities	5.9
ABS Credit Card	5.9
Technology	5.7
Midstream	5.6
Independent Energy	5.3
ABS Other	4.2
ABS Car Loan	4.1
Automotive	3.3
Pharmaceuticals	2.9
Airlines	2.8
Finance Companies	2.4
Government Owned – No Guarantee	2.4
Other Investments, less than 2% each	19.3
Short-Term Investments	13.0

Total Investments	99.9
Other assets less liabilities (including open written options/swaptions, swap agreements, forward foreign currency contracts and futures contracts)	0.1

Net Assets	100.0%

See accompanying notes to financial statements.

|  44

Statements of Assets and Liabilities

June 30, 2016 (Unaudited)

	Gateway Equity Call Premium Fund	Loomis Sayles Strategic Alpha Fund
ASSETS
Investments at cost	$61,903,131	$1,223,389,626
Net unrealized appreciation (depreciation)	5,885,232	(41,505,737)

Investments at value	67,788,363	1,181,883,889
Due from brokers (Note 2)	—	6,599,136
Foreign currency at value (identified cost $0 and $3,488,916, respectively)	—	3,584,132
Receivable for Fund shares sold	18,665	1,818,517
Receivable for securities sold	—	2,085,458
Collateral received for open forward foreign currency contracts, swaptions or swap agreements (Notes 2 and 4)	—	3,187,706
Dividends and interest receivable	80,294	7,725,265
Unrealized appreciation on bilateral swap agreements (Note 2)	—	629,452
Unrealized appreciation on forward foreign currency contracts (Note 2)	—	5,210,889
Tax reclaims receivable	470	11,192
Receivable for variation margin on centrally cleared swap agreements (Note 2)	—	96,987
Unamortized upfront premiums paid on bilateral swap agreements (Note 2)	—	884,863
Fees receivable on swap agreements (Note 2)	—	309,053

TOTAL ASSETS	67,887,792	1,214,026,539

LIABILITIES
Options/swaptions written, at value (premiums received $1,279,393 and $2,022,836, respectively) (Note 2)	1,484,365	47,530
Payable for securities purchased	—	13,877,985
Unrealized depreciation on bilateral swap agreements (Note 2)	—	86,722
Payable for when-issued/delayed delivery securities purchased (Note 2)	—	1,930,000
Payable for Fund shares redeemed	59,117	1,769,905
Unrealized depreciation on forward foreign currency contracts (Note 2)	—	7,131,247
Unamortized upfront premiums received on bilateral swap agreements (Note 2)	—	380,748
Due to brokers (Note 2)	—	3,187,706
Payable for variation margin on futures contracts (Note 2)	—	118,492
Distributions payable	75,774	1,596,998
Fees payable on swap agreements (Note 2)	—	341,423
Management fees payable (Note 6)	28,176	687,294
Deferred Trustees’ fees (Note 6)	16,724	76,718
Administrative fees payable (Note 6)	2,393	43,787
Payable to distributor (Note 6d)	309	10,459
Other accounts payable and accrued expenses	52,239	118,136

TOTAL LIABILITIES	1,719,097	31,405,150

NET ASSETS	$66,168,695	$1,182,621,389

See accompanying notes to financial statements.

45  |

Statements of Assets and Liabilities (continued)

June 30, 2016 (Unaudited)

	Gateway Equity Call Premium Fund	Loomis Sayles Strategic Alpha Fund
NET ASSETS CONSIST OF:
Paid-in capital	$64,351,350	$1,293,889,102
Undistributed (Distributions in excess of) net investment income	(14,121)	7,204,126
Accumulated net realized loss on investments, futures contracts, options/swaptions written, swap agreements and foreign currency transactions	(3,848,794)	(74,563,372)
Net unrealized appreciation (depreciation) on investments, futures contracts, options/swaptions written, swap agreements and foreign currency translations	5,680,260	(43,908,467)

NET ASSETS	$66,168,695	$1,182,621,389

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$6,195,810	$69,417,542

Shares of beneficial interest	597,903	7,253,931

Net asset value and redemption price per share	$10.36	$9.57

Offering price per share (100/[100-maximum sales charge]of net asset value) (Note 1)	$10.99	$9.99

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$44,811	$52,135,869

Shares of beneficial interest	4,323	5,466,677

Net asset value and offering price per share	$10.37	$9.54

Class Y shares:
Net assets	$59,928,074	$1,061,067,978

Shares of beneficial interest	5,780,506	111,029,929

Net asset value, offering and redemption price per share	$10.37	$9.56

See accompanying notes to financial statements.

|  46

Statements of Operations

For the Six Months Ended June 30, 2016 (Unaudited)

	Gateway Equity Call Premium Fund	Loomis Sayles Strategic Alpha Fund
INVESTMENT INCOME
Interest	$372	$26,808,946
Dividends	672,918	1,086,033
Less net foreign taxes withheld	(523)	—

	672,767	27,894,979

Expenses
Management fees (Note 6)	196,737	4,360,141
Service and distribution fees (Note 6)	6,609	383,745
Administrative fees (Note 6)	13,403	275,822
Trustees’ fees and expenses (Note 6)	7,451	19,004
Transfer agent fees and expenses (Note 6)	16,886	455,127
Audit and tax services fees	24,425	40,273
Custodian fees and expenses	44,575	67,333
Legal fees	298	9,397
Registration fees	30,002	45,729
Shareholder reporting expenses	1,401	31,116
Miscellaneous expenses	5,343	22,309

Total expenses	347,130	5,709,996
Less waiver and/or expense reimbursement (Note 6)	(52,982)	—

Net expenses	294,148	5,709,996

Net investment income	378,619	22,184,983

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, OPTIONS/SWAPTIONS WRITTEN, SWAP AGREEMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized loss on:
Investments	(1,762,133)	(2,183,212)
Futures contracts	—	(7,201,672)
Options/swaptions written	(284,869)	(2,218,773)
Swap agreements	—	(2,196,008)
Foreign currency transactions	—	(11,760,386)
Net change in unrealized appreciation (depreciation) on:
Investments	4,214,480	35,239,348
Futures contracts	—	(2,207,566)
Options/swaptions written	(840,007)	770,370
Swap agreements	—	(910,541)
Foreign currency translations	—	(612,666)

Net realized and unrealized gain on investments, futures contracts, options/swaptions written, swap agreements and foreign currency transactions	1,327,471	6,718,894

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,706,090	$28,903,877

See accompanying notes to financial statements.

47  |

Statements of Changes in Net Assets

	Gateway Equity Call Premium Fund		Loomis Sayles Strategic Alpha Fund
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
FROM OPERATIONS:
Net investment income	$378,619	$565,577	$22,184,983	$40,768,224
Net realized gain (loss) on investments, futures contracts, options/swaptions written, swap agreements and foreign currency transactions	(2,047,002)	(1,305,010)	(25,560,051)	9,367,111
Net change in unrealized appreciation (depreciation) on investments, futures contracts, options/swaptions written, swap agreements and foreign currency translations	3,374,473	1,812,287	32,278,945	(73,340,507)

Net increase (decrease) in net assets resulting from operations	1,706,090	1,072,854	28,903,877	(23,205,172)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(28,485)	(39,013)	(835,949)	(4,059,682)
Class C	(63)	(187)	(433,571)	(1,842,482)
Class Y	(356,830)	(520,001)	(14,229,282)	(47,419,979)

Total distributions	(385,378)	(559,201)	(15,498,802)	(53,322,143)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 10)	10,622,576	32,799,930	(193,014,948)	74,883,671

Net increase (decrease) in net assets	11,943,288	33,313,583	(179,609,873)	(1,643,644)
NET ASSETS
Beginning of the period	54,225,407	20,911,824	1,362,231,262	1,363,874,906

End of the period	$66,168,695	$54,225,407	$1,182,621,389	$1,362,231,262

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$(14,121)	$(7,362)	$7,204,126	$517,945

See accompanying notes to financial statements.

|  48

Financial Highlights

For a share outstanding throughout each period.

	Gateway Equity Call Premium Fund—Class A
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31, 2015		Period Ended December 31, 2014*
Net asset value, beginning of the period	$10.22		$9.96		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.05		0.15	(b)	0.02
Net realized and unrealized gain (loss)	0.14		0.24		(0.02)

Total from Investment Operations	0.19		0.39		0.00	(c)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.05)		(0.13)		(0.04)
Net realized capital gains	—		—		—

Total Distributions	(0.05)		(0.13)		(0.04)

Net asset value, end of the period	$10.36		$10.22		$9.96

Total return(d)(e)	1.88	%(f)	3.90%		0.00	%(f)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$6,196		$3,855		$96
Net expenses(g)	1.20	%(h)	1.20%		1.20	%(h)
Gross expenses	1.37	%(h)	1.70%		3.69	%(h)
Net investment income	1.03	%(h)	1.47	%(b)	0.84	%(h)
Portfolio turnover rate	17%		38%		7%

*	From commencement of operations on September 30, 2014 through December 31, 2014.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.10 and the ratio of net investment income to average net assets would have been 0.98%.
(c)	Amount rounds to less than $0.01 per share.
(d)	A sales charge for Class A shares is not reflected in total return calculations.
(e)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(f)	Periods less than one year are not annualized.
(g)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(h)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

49  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Gateway Equity Call Premium Fund—Class C
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31, 2015		Period Ended December 31, 2014*
Net asset value, beginning of the period	$10.22		$9.97		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.01		0.09	(b)	0.00	(c)
Net realized and unrealized gain (loss)	0.15		0.22		(0.01)

Total from Investment Operations	0.16		0.31		(0.01)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.01)		(0.06)		(0.02)
Net realized capital gains	—		—		—

Total Distributions	(0.01)		(0.06)		(0.02)

Net asset value, end of the period	$10.37		$10.22		$9.97

Total return(d)(e)	1.61	%(f)	3.07%		(0.12	)%(f)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$45		$37		$1
Net expenses(g)	1.95	%(h)	1.95%		1.95	%(h)
Gross expenses	2.12	%(h)	2.40%		4.37	%(h)
Net investment income	0.27	%(h)	0.85	%(b)	0.01	%(h)
Portfolio turnover rate	17%		38%		7%

*	From commencement of operations on September 30, 2014 through December 31, 2014.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.07 and the ratio of net investment income to average net assets would have been 0.72%.
(c)	Amount rounds to less than $0.01 per share.
(d)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(e)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(f)	Periods less than one year are not annualized.
(g)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(h)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

|  50

Financial Highlights (continued)

For a share outstanding throughout each period.

	Gateway Equity Call Premium Fund—Class Y
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31, 2015		Period Ended December 31, 2014*
Net asset value, beginning of the period	$10.22		$9.97		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.06		0.16	(b)	0.02
Net realized and unrealized gain (loss)	0.15		0.24		(0.01)

Total from Investment Operations	0.21		0.40		0.01

LESS DISTRIBUTIONS FROM:
Net investment income	(0.06)		(0.15)		(0.04)
Net realized capital gains	—		—		—

Total Distributions	(0.06)		(0.15)		(0.04)

Net asset value, end of the period	$10.37		$10.22		$9.97

Total return(c)	2.09	%(d)	4.03%		0.13	%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$59,928		$50,334		$20,815
Net expenses(e)	0.95	%(f)	0.95%		0.95	%(f)
Gross expenses	1.13	%(f)	1.45%		3.54	%(f)
Net investment income	1.27	%(f)	1.59	%(b)	0.99	%(f)
Portfolio turnover rate	17%		38%		7%

*	From commencement of operations on September 30, 2014 through December 31, 2014.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.12 and the ratio of net investment income to average net assets would have been 1.20%.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

51  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Loomis Sayles Strategic Alpha Fund—Class A
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31, 2015	Year Ended December 31, 2014		Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Net asset value, beginning of the period	$9.45		$9.96	$10.06		$10.20	$9.34	$10.06

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.16		0.26	0.29	(b)	0.37	0.37	0.34
Net realized and unrealized gain (loss)	0.07		(0.42)	(0.07)		(0.28)	0.77	(0.75)

Total from Investment Operations	0.23		(0.16)	0.22		0.09	1.14	(0.41)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.11)		(0.35)	(0.32)		(0.23)	(0.28)	(0.31)
Net realized capital gains	—		—	—		—	—	(0.00	)(c)

Total Distributions	(0.11)		(0.35)	(0.32)		(0.23)	(0.28)	(0.31)

Net asset value, end of the period	$9.57		$9.45	$9.96		$10.06	$10.20	$9.34

Total return(d)	2.45	%(e)	(1.68)%	2.24	%(b)	0.96%	12.24%	(3.90)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$69,418		$116,055	$104,056		$177,339	$80,704	$130,662
Net expenses	1.10	%(f)	1.10%	1.10%		1.11%	1.12%	1.15	%(g)
Gross expenses	1.10	%(f)	1.10%	1.10%		1.11%	1.12%	1.15	%(g)
Net investment income	3.35	%(f)	2.66%	2.90	%(b)	3.68%	3.77%	3.50%
Portfolio turnover rate	30%		72%	87%		115%	116%	141%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.28, total return would have been 2.14% and the ratio of net investment income to average net assets would have been 2.81%.
(c)	Amount rounds to less than $0.01 per share.
(d)	A sales charge for Class A shares is not reflected in total return calculations.
(e)	Periods less than one year are not annualized.
(f)	Computed on an annualized basis for periods less than one year.
(g)	Includes fee/expense recovery of less than 0.01%.

See accompanying notes to financial statements.

|  52

Financial Highlights (continued)

For a share outstanding throughout each period.

	Loomis Sayles Strategic Alpha Fund—Class C
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31, 2015	Year Ended December 31, 2014		Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Net asset value, beginning of the period	$9.42		$9.93	$10.03		$10.16	$9.31	$10.05

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.12		0.19	0.21	(b)	0.30	0.30	0.28
Net realized and unrealized gain (loss)	0.07		(0.43)	(0.06)		(0.28)	0.76	(0.77)

Total from Investment Operations	0.19		(0.24)	0.15		0.02	1.06	(0.49)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.07)		(0.27)	(0.25)		(0.15)	(0.21)	(0.25)
Net realized capital gains	—		—	—		—	—	(0.00	)(c)

Total Distributions	(0.07)		(0.27)	(0.25)		(0.15)	(0.21)	(0.25)

Net asset value, end of the period	$9.54		$9.42	$9.93		$10.03	$10.16	$9.31

Total return(d)	2.08	%(e)	(2.44)%	1.47	%(b)	0.22%	11.44%	(4.69)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$52,136		$62,453	$71,215		$91,694	$67,748	$77,398
Net expenses	1.85	%(f)	1.85%	1.85%		1.86%	1.87%	1.89	%(g)
Gross expenses	1.85	%(f)	1.85%	1.85%		1.86%	1.87%	1.89	%(g)
Net investment income	2.62	%(f)	1.91%	2.13	%(b)	2.96%	3.05%	2.82%
Portfolio turnover rate	30%		72%	87%		115%	116%	141%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.21, total return would have been 1.37% and the ratio of net investment income to average net assets would have been 2.05%.
(c)	Amount rounds to less than $0.01 per share.
(d)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(e)	Periods less than one year are not annualized.
(f)	Computed on an annualized basis for periods less than one year.
(g)	Includes fee/expense recovery of less than 0.01%.

See accompanying notes to financial statements.

53  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Loomis Sayles Strategic Alpha Fund—Class Y
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31, 2015	Year Ended December 31, 2014		Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Net asset value, beginning of the period	$9.44		$9.95	$10.05		$10.19	$9.33	$10.05

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.17		0.29	0.31	(b)	0.40	0.41	0.37
Net realized and unrealized gain (loss)	0.07		(0.43)	(0.06)		(0.29)	0.76	(0.75)

Total from Investment Operations	0.24		(0.14)	0.25		0.11	1.17	(0.38)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.12)		(0.37)	(0.35)		(0.25)	(0.31)	(0.34)
Net realized capital gains	—		—	—		—	—	(0.00	)(c)

Total Distributions	(0.12)		(0.37)	(0.35)		(0.25)	(0.31)	(0.34)

Net asset value, end of the period	$9.56		$9.44	$9.95		$10.05	$10.19	$9.33

Total return	2.60	%(d)	(1.43)%	2.52	%(b)	1.19%	12.57%	(3.78)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1,061,068		$1,183,723	$1,188,605		$970,539	$497,648	$273,335
Net expenses	0.86	%(e)	0.85%	0.85%		0.86%	0.87%	0.90	%(f)
Gross expenses	0.86	%(e)	0.85%	0.85%		0.86%	0.87%	0.90	%(f)
Net investment income	3.62	%(e)	2.91%	3.10	%(b)	3.92%	4.09%	3.81%
Portfolio turnover rate	30%		72%	87%		115%	116%	141%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.31, total return would have been 2.42% and the ratio of net investment income to average net assets would have been 3.03%.
(c)	Amount rounds to less than $0.01 per share.
(d)	Periods less than one year are not annualized.
(e)	Computed on an annualized basis for periods less than one year.
(f)	Includes fee/expense recovery of less than 0.01%.

See accompanying notes to financial statements.

|  54

Notes to Financial Statements

June 30, 2016 (Unaudited)

1.  Organization.  Gateway Trust and Natixis Funds Trust II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Gateway Trust:

Gateway Equity Call Premium Fund

Natixis Funds Trust II:

Loomis Sayles Strategic Alpha Fund (the “Strategic Alpha Fund”)

The Gateway Equity Call Premium Fund is a diversified investment company. The Strategic Alpha Fund is a non-diversified investment company.

Each Fund offers Class A, Class C and Class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75% for Gateway Equity Call Premium Fund and 4.25% for Strategic Alpha Fund. Class C shares do not pay a front-end sales charge, pay higher Rule 12b-1 fees than Class A shares and may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class Y shares are intended for institutional investors with a minimum initial investment of $100,000, though some categories of investors are exempted from the minimum investment amount as outlined in the Funds’ prospectus.

Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”). Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (such as the Rule 12b-1 fees applicable to Class A and Class C). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in

55  |

Notes to Financial Statements (continued)

June 30, 2016 (Unaudited)

accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to period-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation.  Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Fund by an independent pricing service or bid prices obtained from broker-dealers. Senior loans are valued at bid prices supplied by an independent pricing service, if available. Broker-dealer bid prices may be used to value debt and unlisted equity securities and senior loans where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Forward foreign currency contracts are valued utilizing interpolated rates determined based on information provided by an independent pricing service. Futures contracts are valued at the most recent settlement price on the exchange on which the adviser believes that, over time, they are traded most extensively. Centrally cleared swap agreements are valued at settlement prices of the clearinghouse on which the contracts were traded or prices obtained from broker-dealers. Bilateral credit default swaps are valued based on

|  56

Notes to Financial Statements (continued)

June 30, 2016 (Unaudited)

mid prices (between the bid price and the ask price) supplied by an independent pricing service. Bilateral interest rate swaps are valued based on prices supplied by an independent pricing source. Domestic exchange-traded single name equity option contracts are valued at the mean of the National Best Bid and Offer quotations. Options on futures contracts are valued using the current settlement price on the exchange on which, over time, they are traded most extensively. Option contracts on domestic indices are valued at the average of the closing bid and ask quotations as of the close of trading on the Chicago Board Options Exchange (“CBOE”). Option contracts on foreign indices are priced at the most recent settlement price. Other exchange-traded options are valued at the average of the closing bid and ask quotations on the exchange on which, over time, they are traded most extensively. Over-the-counter (“OTC”) currency options and swaptions are valued at mid prices (between the bid and the ask price) supplied by an independent pricing service, if available. Other OTC option contracts (including currency options and swaptions not priced through an independent pricing service) are valued based on quotations obtained from broker-dealers.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. Option contracts for which the average of the closing bid and ask quotations are not considered to reflect option contract values as of the close of the New York Stock Exchange (“NYSE”) are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. On the last business day of the month, the Fund will fair value S&P 500® Index options using the closing rotation values published by the CBOE. The Fund may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the NYSE. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine the Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by the Fund.

Illiquid securities for which market quotations are readily available and have been substantiated by the adviser are considered and classified as fair valued securities.

57  |

Notes to Financial Statements (continued)

June 30, 2016 (Unaudited)

As of June 30, 2016, written options held by Gateway Equity Call Premium Fund were fair valued at $(1,484,365), representing (2.2%) of net assets, using the closing rotation values published by the CBOE.

As of June 30, 2016, securities held by Strategic Alpha Fund were fair valued as follows:

Securities classified as fair valued	Percentage of Net Assets	Securities fair valued by the Fund’s adviser	Percentage of Net Assets	Options contracts[1]	Percentage of Net Assets
$18,806,574	1.6%	$18,569,801	1.6%	$289,839	0.0%[2]

[1]

Fair valued pursuant to procedures approved by the Board of Trustees as events occurring after the close of the foreign market were believed to materially affect the value of the contracts. Amount represents gross absolute value of purchased and written option contracts.

[2]	Amount represents less than 0.1%.

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Periodic principal adjustments for inflation-protected securities are recorded to interest income. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates. Net realized foreign exchange gains or losses and the net change in unrealized foreign exchange gains or losses are disclosed in the Statements of Operations. For federal

|  58

Notes to Financial Statements (continued)

June 30, 2016 (Unaudited)

income tax purposes, net realized foreign exchange gains or losses are characterized as ordinary income, and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.

The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statements of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities. For federal income tax purposes, a portion of Strategic Alpha Fund’s net realized gain or loss on investments arising from changes in exchange rates, which is reflected in the Statements of Operations, may be characterized as ordinary income and may, if the Fund has net losses, reduce the amount of income available to be distributed by the Fund.

During the six months ended June 30, 2016, the amount of income available to be distributed by Strategic Alpha Fund was reduced by $6,817,877 as a result of losses arising from changes in exchange rates.

The Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts.  The Funds may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Fund’s investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency a Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Fund’s or counterparty’s net obligations under the contracts.

e.  Futures Contracts.  The Funds may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular instrument or index for a specified price on a specified future date.

When a Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position

59  |

Notes to Financial Statements (continued)

June 30, 2016 (Unaudited)

increases or declines. Subsequent payments, known as “variation margin,” are made or received by a Fund, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as an asset (liability) and in the Statements of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses). Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When a Fund enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit a Fund’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds are reduced; however, in the event that a counterparty enters into bankruptcy, a Fund’s claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.

f.  Option Contracts.  The Funds may enter into option contracts. When a Fund purchases an option, it pays a premium and the option is subsequently marked-to-market to reflect current value. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised are added to the cost or deducted from the proceeds on the underlying instrument to determine the realized gain or loss. If the Fund enters into a closing sale transaction, the difference between the premium paid and the proceeds of the closing sale transaction is treated as a realized gain or loss. The risk associated with purchasing options is limited to the premium paid.

When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recorded as a liability and is subsequently adjusted to the current value. Net premiums received for written options which expire are treated as realized gains. Net premiums received for written options which are exercised are deducted from the cost or added to the proceeds on the underlying instrument to determine the realized gain or loss. If the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid on effecting a closing purchase transaction, including commissions, is treated as a realized gain or, if the net premium received is less than the amount paid, as a realized loss. The Fund, as writer of a written option, bears the risk of an unfavorable change in the market value of the instrument or index underlying the written option.

Exchange-traded options contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty

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Notes to Financial Statements (continued)

June 30, 2016 (Unaudited)

credit risks to the Funds are reduced. OTC options are subject to the risk that the counterparty is unable or unwilling to meet its obligations under the option.

g.  Swaptions.  The Funds may enter into interest rate swaptions. An interest rate swaption gives the holder the right, but not the obligation, to enter into or cancel an interest rate swap agreement at a future date. Interest rate swaptions may be either purchased or written. The buyer of an interest rate swaption may purchase either the right to receive a fixed rate in the underlying swap (known as a “receiver swaption”) or to pay a fixed rate (known as a “payer swaption”), based on the notional amount of the swap agreement, in exchange for a floating rate. The notional amounts of swaptions are not recorded in the financial statements.

When a Fund purchases an interest rate swaption, it pays a premium and the swaption is subsequently marked-to-market to reflect current value. Premiums paid for purchasing interest rate swaptions which expire are treated as realized losses. Premiums paid for purchasing interest rate swaptions which are exercised are added to the cost or deducted from the proceeds on the underlying swap to determine the realized gain or loss. If a Fund enters into a closing sale transaction, the difference between the premium paid and the proceeds of the closing sale transaction is treated as a realized gain or loss. The risk associated with purchasing interest rate swaptions is limited to the premium paid.

When a Fund writes an interest rate swaption, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current value. Premiums received for written interest rate swaptions which expire are treated as realized gains. Premiums received for written interest rate swaptions which are exercised are deducted from the cost or added to the proceeds on the underlying swap to determine the realized gain or loss. If a Fund enters into a closing purchase transaction, the difference between the premium received and any amount paid on effecting a closing purchase transaction, including commission, is treated as a realized gain or, if the premium received is less than the amount paid, as a realized loss. A Fund, as writer of a written interest rate swaption, bears the risk of an unfavorable change in the market value of the swap underlying the written interest rate swaption.

OTC interest rate swaptions are subject to the risk that the counterparty is unable or unwilling to meet its obligations under the swaption.

h.  Swap Agreements.  The Funds may enter into credit default and interest rate swaps. A credit default swap is an agreement between two parties (the “protection buyer” and “protection seller”) to exchange the credit risk of an issuer (“reference obligation”) for a specified time period. The reference obligation may be one or more debt securities or an index of such securities. The Funds may be either the protection buyer or the protection seller. As a protection buyer, the Funds have the ability to hedge the downside risk of an issuer or group of issuers. As a protection seller, the Funds have

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Notes to Financial Statements (continued)

June 30, 2016 (Unaudited)

the ability to gain exposure to an issuer or group of issuers whose bonds are unavailable or in short supply in the cash bond market, as well as realize additional income in the form of fees paid by the protection buyer. The protection buyer is obligated to pay the protection seller a stream of payments (“fees”) over the term of the contract, provided that no credit event, such as a default or a downgrade in credit rating, occurs on the reference obligation. The Funds may also pay or receive upfront premiums. If a credit event occurs, the protection seller must pay the protection buyer the difference between the agreed upon notional value and market value of the reference obligation. Market value in this case is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the value. The maximum potential amount of undiscounted future payments that a Fund as the protection seller could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

Implied credit spreads, represented in absolute terms, are disclosed in the Portfolio of Investments for those agreements for which the Fund is the protection seller. Implied credit spreads serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

An interest rate swap is an agreement with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

The notional amounts of swap agreements are not recorded in the financial statements. Swap agreements are valued daily, and fluctuations in value are recorded in the Statements of Operations as change in unrealized appreciation (depreciation) on swap agreements. Fees are accrued in accordance with the terms of the agreement and are recorded in the Statements of Assets and Liabilities as fees receivable or payable. When received or paid, fees are recorded in the Statements of Operations as realized gain or loss. Upfront premiums paid or received by the Funds are recorded on the Statements of Assets and Liabilities as an asset or liability, respectively, and are amortized or accreted over the term of the agreement and recorded as realized gain or loss. Payments made or received by the Funds as a result of a credit event or termination of the agreement are recorded as realized gain or loss.

|  62

Notes to Financial Statements (continued)

June 30, 2016 (Unaudited)

Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract or centrally cleared (“centrally cleared swaps”). Bilateral swap agreements are traded between counterparties and, as such, are subject to the risk that a party to the agreement will not be able to meet its obligations. In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Funds face the CCP through a broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Subsequent payments, known as “variation margin,” are made or received by the Funds based on the daily change in the value of the centrally cleared swap agreement. For centrally cleared swaps, the Funds’ counterparty credit risk is reduced as the CCP stands between the Funds and the counterparty. The Funds cover their net obligations under outstanding swap agreements by segregating or earmarking cash or securities.

i.  Due to/from Brokers.  Transactions and positions in certain options, swaptions, futures, forward foreign currency contracts and swap agreements are maintained and cleared by registered U.S. broker/dealers pursuant to customer agreements between the Funds and the various broker/dealers. The due from brokers balance in the Statements of Assets and Liabilities for Strategic Alpha Fund represents cash pledged as collateral for forward foreign currency contracts, options, swaptions and bilateral swap agreements and as initial margin for futures contracts and centrally cleared credit default swap agreements. The due to brokers balance in the Statements of Assets and Liabilities for Strategic Alpha Fund represents cash and securities received as collateral for forward foreign currency contracts, swaptions, interest rate swaptions and bilateral swap agreements. In certain circumstances the Funds’ use of cash, securities and/or foreign currency held at brokers is restricted by regulation or broker mandated limits.

j.  Federal and Foreign Income Taxes.  The Trusts treat each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of June 30, 2016 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years, where applicable, remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next six months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

63  |

Notes to Financial Statements (continued)

June 30, 2016 (Unaudited)

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or will be filed are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

k.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as paydown gains and losses, return of capital and capital gain distributions received, interest rate swaps, treasury inflation-protected bonds, foreign currency gains and losses, deferred Trustees’ fees, convertible bonds, contingent payment debt instruments and premium amortization. Permanent book and tax basis differences relating to shareholder distributions, net investment income and net realized gains will result in reclassifications to capital accounts reported on the Statements of Assets and Liabilities. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, premium amortization, contingent payment debt instruments, defaulted and/or non-income producing securities, swap payable/receivable, wash sales, return of capital distributions received, convertible bonds, treasury inflation-protected securities and forward foreign currency, options and futures contracts mark-to-market. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Funds’ fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

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Notes to Financial Statements (continued)

June 30, 2016 (Unaudited)

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the year ended December 31, 2015 was as follows:

	2015 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total
Gateway Equity Call Premium Fund	$559,201	$—	$559,201
Strategic Alpha Fund	53,322,143	—	53,322,143

As of December 31, 2015, the capital loss carryforwards were as follows:

	Gateway Equity Call Premium Fund	Strategic Alpha Fund
Capital loss carryforward:
Short-term:
No expiration date	$(1,147,572)	$(44,704,672)
Long-term:
No expiration date	—	(5,507,048)

Total capital loss carryforward	$(1,147,572)	$(50,211,720)

As of June 30, 2016, unrealized appreciation (depreciation) on a tax basis was approximately as follows:

	Gateway Equity Call Premium Fund	Strategic Alpha Fund
Unrealized appreciation (depreciation)
Investments	$5,680,250	$(32,182,239)
Foreign currency translations	—	(11,900,793)

Total unrealized appreciation (depreciation)	$5,680,250	$(44,083,032)

Amounts exclude certain adjustments that will be made at the end of the Fund’s fiscal year for tax purposes.

l.  Loan Participations.  Strategic Alpha Fund may invest in loans to corporate, governmental or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans. A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, (i) a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the party from whom the Fund has purchased the participation and only upon receipt by that party of payments from the

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Notes to Financial Statements (continued)

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borrower and (ii) a Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement or to vote on matters arising under the loan agreement. Thus, a Fund may be subject to credit risk both of the party from whom it purchased the loan participation and the borrower and the Fund may have minimal control over the terms of any loan modification. When a Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan. Loan agreements and participations outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

m.  Repurchase Agreements.  Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of June 30, 2016, each Fund, as applicable, had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

n.  When-Issued and Delayed Delivery Transactions.  The Funds may enter into when-issued or delayed delivery transactions. When-issued refers to transactions made conditionally because a security, although authorized, has not been issued. Delayed delivery refers to transactions for which delivery or payment will occur at a later date, beyond the normal settlement period. The price of when-issued and delayed delivery securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The security and the obligation to pay for it are recorded by the Funds at the time the commitment is entered into. The value of the security may vary with market fluctuations during the time before the Funds take delivery of the security. No interest accrues to the Funds until the transaction settles.

Delayed delivery transactions include those designated as To Be Announced (“TBAs”) in the Portfolios of Investments. For TBAs, the actual security that will be delivered to fulfill the transaction is not designated at the time of the trade. The security is “to be announced” 48 hours prior to the established trade settlement date. Certain transactions require the Funds or counterparty to post cash and/or securities as collateral for the net mark-to-market exposure to the other party. The Funds cover their net obligations under outstanding delayed delivery commitments by segregating or earmarking cash or securities at the custodian.

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Notes to Financial Statements (continued)

June 30, 2016 (Unaudited)

Purchases of when-issued or delayed delivery securities may have a similar effect on the Funds’ NAV as if the Funds’ had created a degree of leverage in the portfolio. Risks may arise upon entering into such transactions from the potential inability of counterparties to meet their obligations under the transactions. Additionally, losses may arise due to changes in the value of the underlying securities.

o.  Securities Lending.  The Strategic Alpha Fund has entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Fund, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral. The Fund invests cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Fund and State Street Bank as lending agent.

For the six months ended June 30, 2016, the Fund did not loan securities under this agreement.

p.  Indemnifications.  Under the Trusts’ organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

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Notes to Financial Statements (continued)

June 30, 2016 (Unaudited)

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund’s pricing policies and procedures are recommended by the adviser and approved by the Board of Trustees. Debt securities are valued based on evaluated bids furnished to the Fund by an independent pricing service. Broker-dealer bid prices may be used if an independent pricing service either is unable to price a security or does not provide a reliable price for a security. Broker-dealer bid prices for which the Fund does not have knowledge of the inputs used by the broker-dealer are categorized in Level 3. All security prices, including those obtained from an independent pricing service and broker-dealer bid prices, are reviewed on a daily basis by the adviser, subject to oversight by Fund management and the Board of Trustees. If the adviser, in good faith, believes that the price provided by an independent pricing service is unreliable, broker-dealer bid prices may be used until the price provided by the independent pricing service is considered to be reliable. Reliability of all security prices, including those obtained from an independent pricing service and broker-dealer bid prices, is tested in a variety of ways, including comparison to recent transaction prices and daily fluctuations, amongst other validation procedures in place. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund’s adviser pursuant to procedures approved by the Board of Trustees. Fair valued securities may be categorized in Level 3.

The following is a summary of the inputs used to value the Funds’ investments as of June 30, 2016, at value:

Gateway Equity Call Premium Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$65,754,510	$—	$—	$65,754,510
Short-Term Investments	—	2,033,853	—	2,033,853

Total	$65,754,510	$2,033,853	$—	$67,788,363

Liability Valuation Inputs
Description	Level 1	Level 2	Level 3	Total
Written Options	$—	$(1,484,365)	$—	$(1,484,365)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

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Notes to Financial Statements (continued)

June 30, 2016 (Unaudited)

For the six months ended June 30, 2016, there were no transfers among Levels 1, 2 and 3.

Strategic Alpha Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
ABS Credit Card	$—	$69,041,979	$995,000	(b)	$70,036,979
ABS Home Equity	—	123,326,637	3,103,327	(c)	126,429,964
ABS Other	—	35,373,377	11,777,432	(d)	47,150,809
Independent Energy	—	63,100,517	—	(e)	63,100,517
Non-Agency Commercial Mortgage-Backed Securities	—	55,145,212	15,128,525	(b)	70,273,737
All Other Non-Convertible Bonds(a)	—	555,551,977	—		555,551,977

Total Non-Convertible Bonds	—	901,539,699	31,004,284		932,543,983

Convertible Bonds
Midstream	—	4,045,163	10,129,875	(b)	14,175,038
All Other Convertible Bonds(a)	—	18,364,559	—		18,364,559

Total Convertible Bonds	—	22,409,722	10,129,875		32,539,597

Total Bonds and Notes	—	923,949,421	41,134,159		965,083,580

Senior Loans(a)	—	36,271,285	—		36,271,285
Loan Participations(a)	—	—	2,347,378	(b)	2,347,378
Preferred Stocks
Non-Convertible Preferred Stock(a)	—	4,166,250	—		4,166,250
Convertible Preferred Stocks(a)	1,868,221	—	—		1,868,221

Total Preferred Stocks	1,868,221	4,166,250	—		6,034,471

Common Stocks(a)	7,531,800	—	—		7,531,800
Other Investments(a)	—	—	8,729,271	(f)	8,729,271
Purchased Options(a)	—	869,504	—		869,504
Purchased Swaptions(a)	—	1,151,038	—		1,151,038
Short-Term Investments	—	153,865,562	—		153,865,562

Total Investments	9,400,021	1,120,273,060	52,210,808		1,181,883,889

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Notes to Financial Statements (continued)

June 30, 2016 (Unaudited)

Strategic Alpha Fund (continued)

Asset Valuation Inputs (continued)

Description	Level 1	Level 2	Level 3	Total
Bilateral Credit Default Swap Agreements (unrealized appreciation)	$—	$42,564	$—	$42,564
Centrally Cleared Credit Default Swap Agreements (unrealized appreciation)	—	413,130	—	413,130
Bilateral Interest Rate Swap Agreements (unrealized appreciation)	—	586,888	—	586,888
Forward Foreign Currency Contracts (unrealized appreciation)	—	5,210,889	—	5,210,889

Total	$9,400,021	$1,126,526,531	$52,210,808	$1,188,137,360

Liability Valuation Inputs
Description	Level 1	Level 2	Level 3	Total
Written Options(a)	$—	$(47,163)	$—	$(47,163)
Written Swaptions(a)	—	(367)	—	(367)
Bilateral Credit Default Swap Agreements (unrealized depreciation)	—	(86,722)	—	(86,722)
Centrally Cleared Credit Default Swap Agreements (unrealized depreciation)	—	(136,045)	—	(136,045)
Forward Foreign Currency Contracts (unrealized depreciation)	—	(7,131,247)	—	(7,131,247)
Futures Contracts (unrealized depreciation)	(3,406,764)	—	—	(3,406,764)

Total	$(3,406,764)	$(7,401,544)	$—	$(10,808,308)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Valued using broker-dealer bid prices for which the inputs are unobservable to the Fund.
(c)	Valued using broker-dealer bid prices for which the inputs are unobservable to the Fund ($1,355,401) or fair valued by the Fund’s adviser ($1,747,926).
(d)	Valued using broker-dealer bid prices for which the inputs are unobservable to the Fund ($3,684,828) or fair valued by the Fund’s adviser ($8,092,604).
(e)	Fair valued at zero.
(f)	Fair valued by the Fund’s adviser using broker-dealer bid prices for which the inputs are unobservable to the Fund.

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Notes to Financial Statements (continued)

June 30, 2016 (Unaudited)

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of December 31, 2015 and/or June 30, 2016:

Strategic Alpha Fund

Asset Valuation Inputs

Investments in Securities	Balance as of December 31, 2015		Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
Non-Convertible Bonds
ABS Credit Card	$—		$—	$—	$—	$995,000
ABS Home Equity	1,961,377		—	53,614	(34,491)	—
ABS Other	13,438,737		—	898	(2,083,764)	3,063,515
Independent Energy	—		148,350	—	(148,350)	—
Non-Agency Commercial Mortgage-Backed Securities	16,593,700		—	(3,250)	(161,448)	—
Convertible Bonds
Midstream	—		—	—	(1,709,812)	11,839,687
Loan Participations	2,445,609		—	(654)	(10,390)	—
Common Stocks
Oil, Gas & Consumable Fuels	—	(a)	—	—	—	—
Other Investments
Aircraft ABS	8,820,000		—	—	(90,729)	—

Total	$43,259,423		$148,350	$50,608	$(4,238,984)	$15,898,202

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of June 30, 2016	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at June 30, 2016
Bonds and Notes
Non-Convertible Bonds
ABS Credit Card	$—	$—	$—	$995,000	$—
ABS Home Equity	(906,543)	2,029,370	—	3,103,327	(35,904)
ABS Other	(343,531)	814,713	(3,113,136)	11,777,432	(2,143,743)
Independent Energy	—	—	—	—	—
Non-Agency Commercial Mortgage-Backed Securities	(1,300,477)	—	—	15,128,525	(167,045)
Convertible Bonds
Midstream	—	—	—	10,129,875	(1,709,812)

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Notes to Financial Statements (continued)

June 30, 2016 (Unaudited)

Strategic Alpha Fund (continued)

Asset Valuation Inputs (continued)

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of June 30, 2016	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at June 30, 2016
Loan Participations	$(87,187)	$—	$—	$2,347,378	$(11,915)
Common Stocks
Oil, Gas & Consumable Fuels	—	—	—	—	—
Other Investments
Aircraft ABS	—	—	—	8,729,271	(90,729)

Total	$(2,637,738)	$2,844,083	$(3,113,136)	$52,210,808	$(4,159,148)

(a)	Fair valued at zero.

A debt security valued at $618,522 was transferred from Level 2 to Level 3 during the period ended June 30, 2016. At December 31, 2015, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At June 30, 2016, this security was valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service did not provide a reliable price for the security.

Debt securities valued at $543,976 were transferred from Level 2 to Level 3 during the period ended June 30, 2016. At December 31, 2015, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At June 30, 2016, these securities were valued at fair value as determined in good faith by the Fund’s adviser as an independent pricing service did not provide a reliable price for the securities.

Debt securities valued at $1,681,585 were transferred from Level 2 to Level 3 during the period ended June 30, 2016. At December 31, 2015, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At June 30, 2016, these securities were valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service was unable to price the securities.

A debt security valued at $3,113,136 was transferred from Level 3 to Level 2 during the period ended June 30, 2016. At December 31, 2015, this security was valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service was unable to price the security. At June 30, 2016, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

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Notes to Financial Statements (continued)

June 30, 2016 (Unaudited)

All transfers are recognized as of the beginning of the reporting period.

4.  Derivatives.  Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that the Funds used during the period include forward foreign currency contracts, futures contracts, option contracts, swaptions and swap agreements.

Gateway Equity Call Premium Fund seeks to capture the majority of the returns associated with equity market investments, while exposing investors to less risk than other equity investments. To meet this investment goal, the Fund invests in a broadly diversified portfolio of common stocks, while also writing index call options. Writing index call options can reduce the Fund’s volatility, provide a steady cash flow and be an important source of the Fund’s return, although it also may reduce the Fund’s ability to profit from increases in the value of its equity portfolio. The combination of the diversified stock portfolio and the steady cash flow from writing of index call options is intended to moderate the volatility of returns relative to an all-equity portfolio. During the six months ended June 30, 2016, written index call options were used in accordance with this objective.

Strategic Alpha Fund seeks to achieve positive total returns over a full market cycle. The Fund pursues its objective by utilizing a flexible investment approach that allocates investments across a global range of investment opportunities related to credit, currencies and interest rates, while employing risk management techniques to mitigate downside risk. At times, the Fund expects to gain its investment exposure substantially through the use of derivatives, including forward foreign currency contracts, futures and option contracts, interest rate swaptions and swap agreements. During the six months ended June 30, 2016, the Fund used futures, forward foreign currency and option contracts, swaptions, interest rate swap agreements and credit default swap agreements (as a protection seller) to gain investment exposures in accordance with its objective.

Strategic Alpha Fund is subject to the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income securities. The Fund will be subject to increased interest rate risk to the extent that it invests in fixed-income securities with longer maturities or durations, as compared to investing in fixed-income securities with shorter maturities or durations. The Fund may use futures contracts, interest rate swap agreements and interest rate swaptions to hedge against changes in interest rates and to manage duration without having to buy or sell portfolio securities. During the six months ended June 30, 2016, the Fund engaged in futures contracts for hedging purposes.

Strategic Alpha Fund is subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Fund may enter into forward foreign currency exchange

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Notes to Financial Statements (continued)

June 30, 2016 (Unaudited)

contracts and option contracts for hedging purposes to protect the value of the Fund’s holdings of foreign securities. During the six months ended June 30, 2016, the Fund engaged in forward foreign currency and option contracts for hedging purposes.

Strategic Alpha Fund is subject to the risk that companies in which the Fund invests will fail financially or otherwise be unwilling or unable to meet their obligations to the Fund. The Fund may use credit default swaps, as a protection buyer, to hedge its credit exposure to issuers of bonds it holds without having to sell the bonds. During the six months ended June 30, 2016, the Fund engaged in credit default swap transactions (as a protection buyer) to hedge its credit exposure.

Strategic Alpha Fund is subject to the risk of unpredictable declines in the value of individual equity securities and periods of below-average performance in individual securities or in the equity market as a whole. The Fund may use futures contracts, purchased put options and written call options to hedge against a decline in value of an equity security that it owns. The Fund may also write put options to offset the cost of options used for hedging purposes. During the six months ended June 30, 2016, the Fund engaged in futures and option contracts for hedging purposes.

The following is a summary of derivative instruments for Gateway Equity Call Premium Fund as of June 30, 2016, as reflected within the Statements of Assets and Liabilities:

Liabilities	Options written at value
Exchange-traded/cleared liability derivatives
Equity contracts	$(1,484,365)

Transactions in derivative instruments for Gateway Equity Call Premium Fund during the six months ended June 30, 2016, as reflected within the Statements of Operations, were as follows:

Net Realized Loss on:	Options written
Equity contracts	$(284,869)

Net Change in Unrealized Appreciation (Depreciation) on:	Options written
Equity contracts	$(840,007)

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Notes to Financial Statements (continued)

June 30, 2016 (Unaudited)

The following is a summary of derivative instruments for Strategic Alpha Fund as of June 30, 2016, as reflected within the Statements of Assets and Liabilities:

Assets	Investments at value[1]	Unrealized appreciation on forward foreign currency contracts	Swap agreements at value[2]	Total
Over-the-counter asset derivatives
Interest rate contracts	$1,151,038	$—	$586,888	$1,737,926
Foreign exchange contracts	626,828	5,210,889	—	5,837,717
Credit contracts	—	—	896,082	896,082

Total over-the-counter asset derivatives	$1,777,866	$5,210,889	$1,482,970	$8,471,725

Exchange-traded/ cleared asset derivatives
Equity contracts	$242,676	$—	$—	$242,676
Credit contracts	—	—	1,342,109	1,342,109

Total exchange-traded/cleared asset derivatives	$242,676	$—	$1,342,109	$1,584,785

Total asset derivatives	$2,020,542	$5,210,889	$2,825,079	$10,056,510

Liabilities	Options/ swaptions written at value	Unrealized depreciation on forward foreign currency contracts	Swap agreements at value[2]	Unrealized depreciation on futures contracts[3]	Total
Over-the-counter liability derivatives
Interest rate contracts	$(367)	$—	$—	$—	$(367)
Foreign exchange contracts	—	(7,131,247)	—	—	(7,131,247)
Credit contracts	—	—	(436,125)	—	(436,125)

Total over-the-counter liability derivatives	$(367)	$(7,131,247)	$(436,125)	$—	$(7,567,739)

Exchange-traded/cleared liability derivatives
Interest rate contracts	$—	$—	$—	$(3,406,764)	$(3,406,764)
Credit contracts	—	—	(176,890)	—	(176,890)
Equity contracts	(47,163)	—	—	—	(47,163)

Total exchange-traded/cleared liability derivatives	$(47,163)	$—	$(176,890)	$(3,406,764)	$(3,630,817)

Total liability derivatives	$(47,530)	$(7,131,247)	$(613,015)	$(3,406,764)	$(11,198,556)

[1]	Represents purchased options/swaptions, at value.

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Notes to Financial Statements (continued)

June 30, 2016 (Unaudited)

[2]

Represents swap agreements, at value. Market value of swap agreements is reported in the Portfolio of Investments along with the unamortized upfront premium paid (received), if any, and unrealized appreciation (depreciation) on each individual contract. Unrealized appreciation (depreciation) and upfront premiums paid (received) are reported within the Statements of Assets and Liabilities.

[3]

Represents cumulative unrealized appreciation (depreciation) on futures contracts. Only the current day’s variation margin on futures contracts is reported within the Statements of Assets and Liabilities as receivable or payable for variation margin, as applicable.

Transactions in derivative instruments for Strategic Alpha Fund during the six months ended June 30, 2016, as reflected in the Statements of Operations were as follows:

Net Realized Loss on:	Investments[4]	Futures contracts	Options/ swaptions written	Swap agreements	Foreign currency transactions[5]
Interest rate contracts	$(92,666)	$(7,051,259)	$—	$—	$—
Foreign exchange contracts	569,582	—	—	—	(11,645,855)
Credit contracts	—	—	—	(2,196,008)	—
Equity contracts	1,547,311	(150,413)	(2,218,773)	—	—

Total	$2,024,227	$(7,201,672)	$(2,218,773)	$(2,196,008)	$(11,645,855)

Net Change in Unrealized Appreciation (Depreciation) on:	Investments[4]	Futures contracts	Options/ swaptions written	Swap agreements	Foreign currency translations[5]
Interest rate contracts	$(2,025,399)	$(2,682,748)	$578,437	$(1,720,028)	$—
Foreign exchange contracts	3,358	—	—	—	(782,230)
Credit contracts	—	—	—	809,487	—
Equity contracts	(468,088)	475,182	191,933	—	—

Total	$(2,490,129)	$(2,207,566)	$770,370	$(910,541)	$(782,230)

[4]	Represents realized gain (loss) and change in unrealized appreciation (depreciation), respectively, for purchased options/swaptions during the period.
[5]

Represents realized loss and change in unrealized appreciation (depreciation), respectively, for forward foreign currency contracts during the period. Does not include other foreign currency gains or losses included in the Statement of Operations.

As the Funds value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

The volume of option contract activity, as a percentage of investments in common stocks, for Gateway Equity Call Premium Fund, based on month-end notional amounts

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Notes to Financial Statements (continued)

June 30, 2016 (Unaudited)

outstanding during the period, at absolute value, was as follows for the six months ended June 30, 2016:

Gateway Equity Call Premium Fund	Call Options Written*
Average Notional Amount Outstanding	98.97%
Highest Notional Amount Outstanding	99.11%
Lowest Notional Amount Outstanding	98.79%
Notional Amount Outstanding as of June 30, 2016	98.95%

*	Notional amounts outstanding are determined by multiplying option contracts by the contract multiplier by the price of the option’s underlying index, the S&P 500® Index.

The volume of forward foreign currency contract, futures contract and swap agreement activity, as a percentage of net assets for Strategic Alpha Fund, based on gross month-end notional amounts outstanding during the period, including long and short positions at absolute value, was as follows for the six months ended June 30, 2016:

Strategic Alpha Fund	Forwards	Futures	Credit Default Swaps	Interest Rate Swaps
Average Notional Amount Outstanding	41.56%	60.69%	4.26%	2.01%
Highest Notional Amount Outstanding	59.34%	86.98%	6.24%	2.21%
Lowest Notional Amount Outstanding	33.82%	49.75%	1.66%	1.85%
Notional Amount Outstanding as of June 30, 2016	59.34%	49.75%	6.24%	2.21%

Notional amounts outstanding at the end of the prior period, if applicable, are included in the averages above.

Unrealized gain and/or loss on open forwards, futures and swaps is recorded in the Statements of Assets and Liabilities. The aggregate notional values of forward, futures and swap contracts are not recorded in the Statements of Assets and Liabilities, and therefore are not included in the Fund’s net assets.

The volume of option contract activity, as a percentage of net assets for Strategic Alpha Fund, based on the month-end market values of instruments underlying purchased and written options, at absolute value, was as follows for the six months ended June 30, 2016:

Strategic Alpha Fund	Call Options Purchased*	Put Options Purchased*	Call Options Written*	Put Options Written*
Average Market Value of Underlying Instruments	5.91%	2.66%	2.21%	0.68%
Highest Market Value of Underlying Instruments	12.05%	7.22%	11.06%	4.84%
Lowest Market Value of Underlying Instruments	1.92%	2.11%	0.00%	0.00%
Market Value of Underlying Instruments as of June 30, 2016	2.40%	2.48%	2.40%	0.00%

77  |

Notes to Financial Statements (continued)

June 30, 2016 (Unaudited)

*	Market value of underlying instruments is determined as follows: for securities by multiplying option shares by the price of the option’s underlying security, for currencies by multiplying par value by the strike price and dividing by the foreign currency exchange rate, for foreign indices by multiplying the number of contracts by the contract multiplier by the price of the underlying index and dividing by the foreign currency exchange rate and for futures by multiplying the number of contracts by the contract multiplier by the price of the underlying futures contract.

The volume of interest rate swaption activity, as a percentage of net assets for Strategic Alpha Fund, based on average premiums paid or received during the period, including long and short positions at absolute value, was as follows for the six months ended June 30, 2016:

Strategic Alpha Fund	Interest Rate Put Swaptions Purchased	Interest Rate Call Swaptions Purchased	Interest Rate Call Swaptions Written
Average Premium Paid/Received	0.11%	0.32%	0.14%
Highest Premium Paid/Received	0.14%	0.34%	0.15%
Lowest Premium Paid/Received	0.10%	0.31%	0.14%
Premium Paid/Received as of June 30, 2016	0.10%	0.34%	0.15%

The following is a summary of Gateway Equity Call Premium Fund’s written option activity:

Gateway Equity Call Premium Fund	Number of Contracts	Premiums
Outstanding at December 31, 2015	252	$1,260,695
Options written	1,732	6,737,732
Options terminated in closing purchase transactions	(1,674)	(6,719,034)
Options expired	—	—

Outstanding at June 30, 2016	310	$1,279,393

The following is a summary of Strategic Alpha Fund’s written option activity:

Strategic Alpha Fund	Number of Contracts	Premiums
Outstanding at December 31, 2015	—	$—
Options written	8,986	2,655,640
Options terminated in closing purchase transactions	(1,462)	(2,293,965)
Options expired	(7,336)	(122,579)
Options assigned	—	—

Outstanding at June 30, 2016	188	$239,096

|  78

Notes to Financial Statements (continued)

June 30, 2016 (Unaudited)

The following is a summary of Strategic Alpha Fund’s written interest rate swaption activity:

Strategic Alpha Fund	Notional Amount	Premiums
Outstanding at December 31, 2015	$130,200,000	$1,783,740
Swaptions written	—	—
Swaptions terminated in closing purchase transactions	—	—

Outstanding at June 30, 2016	$130,200,000	$1,783,740

OTC derivatives, including forward foreign currency contracts, options, interest rate swaptions and swap agreements, are entered into pursuant to International Swaps and Derivatives Association, Inc. (“ISDA”) agreements negotiated between the Funds and their counterparties. ISDA agreements typically contain, among other things, terms for the posting of collateral and master netting provisions in the event of a default or other termination event. Collateral is posted by a Fund or the counterparty to the extent of the net mark-to-market exposure to the other party of all open contracts under the agreement, subject to minimum transfer requirements. Master netting provisions allow the Funds and the counterparty, in the event of a default or other termination event, to offset amounts owed by each related to derivative contracts, including any posted collateral, to one net amount payable by either the Funds or the counterparty. The Funds’ ISDA agreements typically contain provisions that allow a counterparty to terminate open contracts early if the NAV of a Fund declines beyond a certain threshold. For financial reporting purposes, the Funds do not offset derivative assets and liabilities, and any related collateral received or pledged, on the Statements of Assets and Liabilities.

As of June 30, 2016, gross amounts of OTC derivative assets and liabilities not offset in the Statements of Assets and Liabilities and the related net amounts after taking into account master netting arrangements, by counterparty, are as follows:

Strategic Alpha Fund

Counterparty	Gross Amounts of Assets	Offset Amount	Net Asset Balance	Collateral (Received)/ Pledged	Net Amount
Bank of America, N.A.	$2,986,767	$(2,986,767)	$—	$—	$—
Barclays Bank PLC	1,043,895	(215,639)	828,256	(828,256)	—
Credit Suisse International	412,606	(412,606)	—	—	—
Deutsche Bank AG	744,658	(271,103)	473,555	(473,555)	—
JPMorgan Chase Bank, N.A.	536,596	—	536,596	(536,596)	—
Morgan Stanley Capital Services, Inc.	2,747,203	(1,009,823)	1,737,380	—	1,737,380

	$8,471,725	$(4,895,938)	$3,575,787	$(1,838,407)	$1,737,380

79  |

Notes to Financial Statements (continued)

June 30, 2016 (Unaudited)

Strategic Alpha Fund (continued)

Counterparty	Gross Amounts of Liabilities	Offset Amount	Net Liability Balance	Collateral (Received)/ Pledged	Net Amount
Bank of America, N.A.	$(4,695,583)	$2,986,767	$(1,708,816)	$880,000	$(828,816)
Barclays Bank PLC	(215,639)	215,639	—	—	—
Commonwealth Bank of Australia Sydney	(909,480)	—	(909,480)	—	(909,480)
Credit Suisse International	(466,111)	412,606	(53,505)	—	(53,505)
Deutsche Bank AG	(271,103)	271,103	—	—	—
Morgan Stanley Capital Services, Inc.	(1,009,823)	1,009,823	—	—	—

	$(7,567,739)	$4,895,938	$(2,671,801)	$880,000	$(1,791,801)

The actual collateral received or pledged, if any, may exceed the amounts shown in the table due to overcollateralization. Timing differences may exist between when contracts under the ISDA agreements are marked-to-market and when collateral moves. The ISDA agreements include tri-party control agreements under which collateral is held for the benefit of the secured party at a third party custodian, State Street Bank.

Counterparty risk is managed based on policies and procedures established by each Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the Fund’s aggregated unrealized gains and the amount of any collateral pledged to the counterparty, which may be offset by any collateral posted to the Fund by the counterparty. ISDA master agreements can help to manage counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under these ISDA agreements, collateral is routinely transferred if the total net exposure in respect of certain transactions, net of existing collateral already in place, exceeds a specified amount (typically $250,000, depending on the counterparty). With exchange-traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange’s clearinghouse, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange-traded derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate

|  80

Notes to Financial Statements (continued)

June 30, 2016 (Unaudited)

that shortfall on a pro rata basis across all of the broker’s customers, potentially resulting in losses to the Fund. Based on balances reflected on each Fund’s Statement of Assets and Liabilities, the following table shows (i) the maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the applicable Fund would incur if parties (including OTC derivative counterparties and brokers holding margin for exchange-traded derivatives) to the relevant financial instruments failed completely to perform according to the terms of the contracts and the collateral or other security, if any, for the amount due proved to be of no value to the Fund, and (ii) the amount of loss that the applicable Fund would incur after taking into account master netting provisions pursuant to ISDA agreements, as of June 30, 2016:

Fund	Maximum Amount of Loss - Gross	Maximum Amount of Loss - Net
Strategic Alpha Fund	$19,970,498	$12,356,153

These amounts include cash and U.S. government and agency securities received as collateral of $3,187,706. U.S. government and agency securities received as collateral are valued in accordance with the Fund’s valuation policies and are recorded on the Statements of Assets and Liabilities.

5.  Purchases and Sales of Securities.  For the six months ended June 30, 2016, purchases and sales of securities (excluding short-term investments and option/swaption contracts and including paydowns) were as follows:

	Other Securities
Fund	Purchases	Sales
Gateway Equity Call Premium Fund	$21,483,137	$10,168,065
Strategic Alpha Fund	330,592,936	588,850,828

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Gateway Investment Advisers, LLC (“Gateway Advisers”) serves as investment adviser to Gateway Equity Call Premium Fund. Gateway Advisers is a subsidiary of Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France. Under the terms of the management agreement, the Fund pays a management fee at the annual rate of 0.65%, calculated daily and payable monthly, based on the Fund’s average daily net assets.

Loomis, Sayles & Company, L.P. (“Loomis Sayles”) is the investment adviser to Strategic Alpha Fund. Loomis Sayles’ general partner is indirectly owned by Natixis US. Under the terms of the management agreement, the Fund pays a management fee at the annual rate of 0.70% of the Fund’s average daily net assets, calculated daily and payable monthly.

Gateway Advisers and Loomis Sayles have given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’

81  |

Notes to Financial Statements (continued)

June 30, 2016 (Unaudited)

operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses such as litigation and indemnification expenses. These undertakings are in effect until April 30, 2017, may be terminated before then only with the consent of the Funds’ Board of Trustees, and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings.

For the six months ended June 30, 2016, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class Y
Gateway Equity Call Premium Fund	1.20%	1.95%	0.95%
Strategic Alpha Fund	1.30%	2.05%	1.05%

Gateway Advisers and Loomis Sayles shall be permitted to recover expenses they have borne under the expense limitation agreements (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the six months ended June 30, 2016, the management fees and waivers of management fees for each Fund were as follows:

	Gross Management Fees	Waivers of Management Fees[1]	Net Management Fees	Percentage of Average Daily Net Assets
Fund				Gross	Net
Gateway Equity Call Premium Fund	$196,737	$52,982	$143,755	0.65%	0.47%
Strategic Alpha Fund	4,360,141	—	4,360,141	0.70%	0.70%

[1]	Management fee waivers are subject to possible recovery until December 31, 2017.

No expenses were recovered for either Fund during the six months ended June 30, 2016 under the terms of the expense limitation agreements.

b.  Service and Distribution Fees.  NGAM Distribution, L.P. (“NGAM Distribution”), which is a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trusts. Pursuant to this agreement, NGAM Distribution serves as principal underwriter of the Funds of the Trusts.

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Notes to Financial Statements (continued)

June 30, 2016 (Unaudited)

Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”) and a Distribution and Service Plan relating to each Fund’s Class C shares (the “Class C Plans”).

Under the Class A Plans, each Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class A shares, as reimbursement for expenses incurred by NGAM Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class C Plans, each Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class C shares, as compensation for services provided by NGAM Distribution in providing personal services to investors in Class C shares and/or the maintenance of shareholder accounts.

Also under the Class C Plans, each Fund pays NGAM Distribution a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund’s Class C shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Class C shares.

For the six months ended June 30, 2016, the service and distribution fees for each Fund were as follows:

	Service Fees		Distribution Fees
Fund	Class A	Class C	Class C
Gateway Equity Call Premium Fund	$6,400	$52	$157
Strategic Alpha Fund	102,622	70,281	210,842

c.  Administrative Fees.  NGAM Advisors provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts and NGAM Advisors, each Fund pays NGAM Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts and Loomis Sayles Funds Trusts, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0350% of the next $30 billion and 0.0325% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts and Loomis Sayles Funds Trusts of $10 million, which is reevaluated on an annual basis.

83  |

Notes to Financial Statements (continued)

June 30, 2016 (Unaudited)

For the six months ended June 30, 2016, the administrative fees for each Fund were as follows:

Fund	Administrative Fees
Gateway Equity Call Premium Fund	$13,403
Strategic Alpha Fund	275,822

d.  Sub-Transfer Agent Fees.  NGAM Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse NGAM Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to NGAM Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board of Trustees, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers.

For the six months ended June 30, 2016, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:

Fund	Sub-Transfer Agent Fees
Gateway Equity Call Premium Fund	$13,068
Strategic Alpha Fund	438,032

As of June 30, 2016, the Funds owe NGAM Distribution the following reimbursements for sub-transfer agent fees (which are reflected in the Statements of Assets and Liabilities as payable to distributor):

Fund	Reimbursements of Sub-Transfer Agent Fees
Gateway Equity Call Premium Fund	$309
Strategic Alpha Fund	10,459

Sub-transfer agent fees attributable to Class A, Class C and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

|  84

Notes to Financial Statements (continued)

June 30, 2016 (Unaudited)

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by NGAM Distribution during the six months ended June 30, 2016 were as follows:

Fund	Commissions
Strategic Alpha Fund	$4,234

f.  Trustees Fees and Expenses.  The Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of NGAM Advisors, NGAM Distribution, Natixis US or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $325,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $155,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee and the chairperson of the Audit Committee each receive an additional retainer fee at the annual rate of $17,500. The chairperson of the Governance Committee receives an additional retainer fee at the annual rate of $10,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts and Loomis Sayles Funds Trusts based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts and Loomis Sayles Funds Trusts as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts and Loomis Sayles Funds Trusts, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

g.  Affiliated Ownership.  As of June 30, 2016, Loomis Sayles Employees’ Profit Sharing Retirement Plan held shares of Strategic Alpha Fund representing 0.08% of the Fund’s net assets.

85  |

Notes to Financial Statements (continued)

June 30, 2016 (Unaudited)

7.  Line of Credit.  Effective April 14, 2016, each Fund, together with certain other funds of Natixis Funds Trusts and Loomis Sayles Funds Trusts, entered into a 364-day, $400,000,000 syndicated, committed, unsecured line of credit with Citibank, N.A. to be used for temporary or emergency purposes only. Any one Fund may borrow up to the full $400,000,000 under the line of credit (as long as all borrowings by all Funds in the aggregate do not exceed the $400,000,000 limit at any time) subject to each Fund’s investment restrictions. Interest is charged to the Funds based upon the terms set forth in the agreement. In addition, a commitment fee of 0.10% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. The Funds paid an arrangement fee, an upfront fee, and other fees in connection with the new line of credit agreement.

Prior to April 14, 2016 each Fund, together with certain other funds of Natixis Funds Trusts and Loomis Sayles Funds Trusts, participated in a $150,000,000 committed unsecured line of credit provided by State Street Bank. Any one Fund was able to borrow up to the full $150,000,000 under the line of credit (as long as all borrowings by all Funds in the aggregate do not exceed the $150,000,000 limit at any time). Interest was charged to each participating Fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, was accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

For the six months ended June 30, 2016, none of the Funds had borrowings under these agreements.

8.  Concentration of Risk.  The Funds’ investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

Strategic Alpha Fund is non-diversified, which means it is not limited under the 1940 Act to a percentage of assets that it may invest in any one issuer. Because the Fund may invest in the securities of a limited number of issuers, an investment in the Fund may involve a higher degree of risk than would be present in a diversified portfolio.

9.  Concentration of Ownership.  From time to time, a Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Funds. As of June 30, 2016, based on management’s evaluation of the shareholder account base, the Funds had accounts representing controlling ownership of more than 5% of the Fund’s total outstanding shares. The number of such accounts, based on

|  86

Notes to Financial Statements (continued)

June 30, 2016 (Unaudited)

accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:

Fund	Number of 5% Non-Affiliated Account Holders	Percentage of Ownership
Gateway Equity Call Premium Fund	3	80.03%
Strategic Alpha Fund	3	47.46%

Omnibus shareholder accounts for which NGAM Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are included in the table above. For other omnibus accounts, the Funds do not have information on the individual shareholder accounts underlying the omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

10.  Capital Shares.  The Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Six Months Ended June 30, 2016		Year Ended December 31, 2015
Gateway Equity Call Premium Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	317,044	$3,165,381	449,589	$4,570,382
Issued in connection with the reinvestment of distributions	2,521	25,795	3,514	35,722
Redeemed	(98,911)	(995,184)	(85,447)	(858,858)

Net change	220,654	$2,195,992	367,656	$3,747,246

Class C
Issued from the sale of shares	718	$7,000	3,581	$36,310
Issued in connection with the reinvestment of distributions	6	63	18	187
Redeemed	–	–	(100)	(1,028)

Net change	724	$7,063	3,499	$35,469

Class Y
Issued from the sale of shares	1,223,318	$12,032,146	4,210,869	$43,166,037
Issued in connection with the reinvestment of distributions	20,034	205,001	27,812	281,744
Redeemed	(386,918)	(3,817,626)	(1,402,243)	(14,430,566)

Net change	856,434	$8,419,521	2,836,438	$29,017,215

Increase (decrease) from capital share transactions	1,077,812	$10,622,576	3,207,593	$32,799,930

87  |

Notes to Financial Statements (continued)

June 30, 2016 (Unaudited)

10.  Capital Shares (continued).

	Six Months Ended June 30, 2016		Year Ended December 31, 2015
Loomis Sayles Strategic Alpha Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	985,711	$9,298,285	6,366,120	$62,543,457
Issued in connection with the reinvestment of distributions	58,363	550,499	318,954	3,111,420
Redeemed	(6,069,750)	(56,856,867)	(4,852,855)	(47,380,866)

Net change	(5,025,676)	$(47,008,083)	1,832,219	$18,274,011

Class C
Issued from the sale of shares	74,504	$696,799	1,290,714	$12,573,109
Issued in connection with the reinvestment of distributions	29,043	272,565	122,269	1,191,265
Redeemed	(1,267,943)	(11,890,187)	(1,956,904)	(19,229,282)

Net change	(1,164,396)	$(10,920,823)	(543,921)	$(5,464,908)

Class Y
Issued from the sale of shares	12,062,143	$113,368,695	44,468,853	$439,028,093
Issued in connection with the reinvestment of distributions	1,043,811	9,840,017	3,252,297	31,686,738
Redeemed	(27,478,430)	(258,294,754)	(41,791,361)	(408,640,263)

Net change	(14,372,476)	$(135,086,042)	5,929,789	$62,074,568

Increase (decrease) from capital share transactions	(20,562,548)	$(193,014,948)	7,218,087	$74,883,671

|  88

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1)	Not applicable.

(a)	(2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)), filed herewith as Exhibits (a)(2)(1) and (a)(2)(2), respectively.

(a)	(3)	Not applicable.

(b)		Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Gateway Trust

By:	/s/ David L. Giunta

Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	August 23, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ David L. Giunta

Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	August 23, 2016

By:	/s/ Michael C. Kardok

Name:	Michael C. Kardok
Title:	Treasurer
Date:	August 23, 2016